      As filed with the Securities and Exchange Commission on July 27, 2001


                                                      1933 Act File No. 2-92915
                                                      1940 Act File No. 811-4096

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 36
                           AND REGISTRATION STATEMENT

                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 37


                          MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective (check appropriate box)


       |_| immediately upon filing pursuant to paragraph (b) |X| on July 29, 2001 pursuant to paragraph (b)
       |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485


       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

MFS(R) MUNICIPAL SERIES TRUST

AUGUST 1, 2001
                                                                      PROSPECTUS

MFS ALABAMA MUNICIPAL BOND FUND                                          CLASS A
MFS ARKANSAS MUNICIPAL BOND FUND                                         CLASS B
MFS CALIFORNIA MUNICIPAL BOND FUND                                       CLASS C
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

This Prospectus describes each of the funds listed above. The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                          Page
I    Risk Return Summary ...............................................    1
     Bar Charts and Performance Tables
        1.  MFS Alabama Municipal Bond Fund ............................    7
        2.  MFS Arkansas Municipal Bond Fund ...........................    9
        3.  MFS California Municipal Bond Fund .........................   11
        4.  MFS Florida Municipal Bond Fund ............................   13
        5.  MFS Georgia Municipal Bond Fund ............................   15
        6.  MFS Maryland Municipal Bond Fund ...........................   17
        7.  MFS Massachusetts Municipal Bond Fund ......................   19
        8.  MFS Mississippi Municipal Bond Fund ........................   21
        9.  MFS New York Municipal Bond Fund ...........................   23
       10.  MFS North Carolina Municipal Bond Fund .....................   25
       11.  MFS Pennsylvania Municipal Bond Fund .......................   27
       12.  MFS South Carolina Municipal Bond Fund .....................   29
       13.  MFS Tennessee Municipal Bond Fund ..........................   31
       14.  MFS Virginia Municipal Bond Fund ...........................   33
       15.  MFS West Virginia Municipal Bond Fund ......................   35
II   Expense Summary ...................................................   37
III  Certain Investment Strategies and Risks ...........................   45
IV   Management of the Funds ...........................................   46
V    Description of Share Classes ......................................   47

VI   How to Purchase, Exchange and Redeem Shares .......................   51
VII  Investor Services and Programs ....................................   55
VIII Other Information .................................................   57
IX   Financial Highlights ..............................................   64

     Appendix A -- Investment Techniques and Practices .................   A-1
     Appendix B -- Tax Equivalent Yield Tables .........................   B-1

----------------------
I  RISK RETURN SUMMARY
----------------------

o   INVESTMENT OBJECTIVE

    The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT STRATEGIES

    Each fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Although each fund seeks to invest in municipal securities whose income is exempt from federal income tax and state personal income tax in its namesake state (and the Florida intangibles tax in the case of the Florida fund), the interest on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income tax but are subject to personal income tax in the fund's namesake state. Under normal market conditions, each fund will invest substantially all of its assets in:

        (i) municipal securities rated in one of the top three credit ratings by credit rating agencies (or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be of comparable quality);

       (ii) securities of issuers who have securities that are rated in one of the top three credit ratings by credit rating agencies or which are guaranteed by the U.S. government; and

      (iii) speculative and lower rated tax-exempt securities (commonly known as junk bonds).

      Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in each of the funds are:

     o    Municipal Securities Risk

          > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

          > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

          > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

          > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (i.e., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

          > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

     o Concentration Risk: As more fully described below, because each fund concentrates in securities of municipal issuers in its namesake state, certain factors with respect to that state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of a state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, each fund's performance will be closely tied to the economic and political conditions in its namesake state and will be more volatile than the performance of a more geographically diversified fund. The principal economic factors affecting each state are as follows:

          > Alabama: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

          > Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.


          > California: Issuers of California municipal obligations experienced severe financial difficulties in the early 1990's. During that time, California experienced recurring budget deficits. Subsequently, growth in California's economy was somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries expanded while aerospace and other manufacturing industries declined. California's economy can be expected to be particularly sensitive to trends in these industries and to economic downturns in foreign markets.

               In the first half of 2001, several factors, including energy difficulties, the national economic downturn and a cyclical downturn in the high-technology sector, emerged that could lead to slower economic growth in the future. Rising wholesale energy costs and other related factors could adversely affect California's economy in the future, which could in turn affect California's revenues.

               On April 24, 2001, Standard & Poor's Rating Services lowered California's general obligation bond rating from "AA" to "A+" and had the State's rating on its "credit watch" list with negative implications. In April 2001, Fitch, Inc. placed the State's "AA" rating on rating watch -- negative. On May 15, 2001, Moody's Investors Service lowered California's general obligation bond rating from "Aa2" to "Aa3" and the Moody's rating outlook was negative. In June 2001, Standard & Poors removed California from its "credit watch" list but warned that the State's financial outlook remained "negative." There can be no assurance that such ratings will be maintained in the future. Further revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Lower market prices of securities in the fund could have a negative impact on the fund's net asset value per share.

               Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also make it difficult for California to balance its budget. For example, the state and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.

          > Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.


          > Georgia: Georgia's economy relies in part on a large military presence within the state and a significant volume of defense contracting. Should there be a severe decline in defense spending or a large number of military base closings in Georgia, such changes could result in increased unemployment levels within the state.

          > Maryland: Average per capita personal income of Maryland residents ranks as the fifth highest in the nation, and has been so ranked for each of the previous nine years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have a heightened impact on Maryland personal income, as a whole, possibly reducing certain muncipalities' revenues.

          > Massachusetts: The Massachusetts economy tends to be particularly susceptible to downturns in the U.S. economy, experiencing financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high-technology, financial services, biotechnology and health care industries.


          > Mississippi: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries. While Mississippi's financial condition has improved, it still ranks among the last of the states in per capita income.


          > New York: Because the fund invests primarily in the securities of New York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State.

          > North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of industry, agriculture and tourism.


          > Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, over 83% of total state employment is non-manufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non- manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.


          > South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.


          > Tennessee: Tennessee faces a recurring budget crisis for the current year which could lead to financial difficulty for the state. Critics of current fiscal policy believe the State's budget passed by the Legislature for this year does not address long-term solution for revenue shortfalls. Tennessee is reliant upon tourism and manufacturing for revenue, each of which is sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed over the past couple of years and has fallen behind the rate of economic growth for the nation.


          > Virginia: The economy of Virginia is significantly dependent on the government sector and could be affected adversely by reductions in defense spending, particularly military base closings.

          > West Virginia: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing and tourism.

     o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

     o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

     o    Lower Rated Municipal Securities Risk

          > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     o As with any mutual fund, you could lose money on your investment in a fund.

     An investment in a fund is not a bank deposit and it not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1.  MFS ALABAMA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                          11.73%
                  1992                           8.84%
                  1993                          12.58%
                  1994                         (4.74)%
                  1995                          16.08%
                  1996                           3.64%
                  1997                           9.13%
                  1998                           4.95%
                  1999                         (3.09)%
                  2000                          12.71%

    During the period shown in the bar chart, the highest quarterly return was 6.50% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.75)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.22%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Alabama tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS ALABAMA MUNICIPAL BOND FUND
      Class A shares                             7.36%      4.31%     6.46%
      Class B shares                             7.87%      4.21%     6.37%
    Lehman Brothers Municipal Bond Index+**     11.68%      5.84%     7.32%
    Average Alabama municipal bond fund++       10.83%      4.56%     6.74%


    ------
    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 1, 1990 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

2.  MFS ARKANSAS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1993                           12.41%
                  1994                           (6.06)%
                  1995                           14.96%
                  1996                            3.17%
                  1997                            8.98%
                  1998                            4.70%
                  1999                           (2.27)%
                  2000                           11.25%

    During the period shown in the bar chart, the highest quarterly return was 6.45% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.58)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.88%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years     Life*
    MFS ARKANSAS MUNICIPAL BOND FUND
      Class A shares                             5.97%      4.04%     5.45%
      Class B shares                             6.47%      3.91%     5.30%
    Lehman Brothers Municipal Bond Index+**     11.68%      5.84%     6.84%
    Average other state municipal bond fund++    9.91%      4.48%     5.61%

    ------
* Fund performance figures are for the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 2000. Index and Lipper average returns are from February 1, 1992.
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

3.  MFS CALIFORNIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

    1991         12.34%
    1992          9.13%
    1993         12.87%
    1994        (8.06)%
    1995         18.01%
    1996          2.93%
    1997          9.79%
    1998          6.46%
    1999        (3.32)%
    2000         11.94%

    During the period shown in the bar chart, the highest quarterly return was 7.00% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.00%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average California tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS CALIFORNIA MUNICIPAL BOND FUND
      Class A shares                             6.62%      4.40%     6.41%
      Class B shares                             7.26%      4.22%     6.25%
      Class C shares                             9.90%      4.40%     6.21%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average California municipal bond fund++    12.86%      5.03%     6.77%
    ------

+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on June 18, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

4.  MFS FLORIDA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1993                           14.88%
                  1994                           (8.78)%
                  1995                           18.72%
                  1996                            2.12%
                  1997                            8.43%
                  1998                            5.47%
                  1999                           (3.45)%
                  2000                           11.45%

    During the period shown in the bar chart, the highest quarterly return was 7.91% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.59%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Florida tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years     Life*
    MFS FLORIDA MUNICIPAL BOND FUND
      Class A shares                             6.16%      3.66%     5.55%
      Class B shares                             6.69%      3.49%     5.37%
    Lehman Brothers Municipal Bond Index+**     11.68%      5.84%     6.84%
    Average Florida municipal bond fund++       10.55%      4.59%     6.14%

    ------
* Fund performance figures are for the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 2000. Index and Lipper average returns are from February 1, 1992.
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad- based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

5.  MFS GEORGIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           12.33%
                  1992                            8.12%
                  1993                           12.83%
                  1994                           (6.88)%
                  1995                           15.86%
                  1996                            2.38%
                  1997                           10.02%
                  1998                            5.07%
                  1999                           (3.57)%
                  2000                           11.93%

    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.43%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Georgia tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS GEORGIA MUNICIPAL BOND FUND
      Class A shares                             6.61%      4.00%     6.05%
      Class B shares                             7.08%      3.90%     5.97%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average Georgia municipal bond fund++       11.38%      4.89%     6.68%

    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

6.  MFS MARYLAND MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           10.67%
                  1992                            7.21%
                  1993                           10.39%
                  1994                           (6.12)%
                  1995                           15.12%
                  1996                            2.70%
                  1997                            9.22%
                  1998                            5.35%
                  1999                           (3.85)%
                  2000                           11.20%

    During the period shown in the bar chart, the highest quarterly return was 6.73% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.92)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.61%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Maryland tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS MARYLAND MUNICIPAL BOND FUND
      Class A shares                             5.92%      3.77%     5.47%
      Class B shares                             6.49%      3.76%     5.45%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average Maryland municipal bond fund++      10.31%      4.62%     6.32%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

7.  MFS MASSACHUSETTS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           12.39%
                  1992                            8.51%
                  1993                           11.20%
                  1994                           (5.65)%
                  1995                           16.04%
                  1996                            2.77%
                  1997                            8.87%
                  1998                            4.89%
                  1999                           (3.57)%
                  2000                           11.66%

    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.32%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Massachusetts tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS MASSACHUSETTS MUNICIPAL BOND FUND
      Class A shares                             6.36%      3.78%     5.98%
      Class B shares                             6.94%      3.76%     5.97%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average Massachusetts municipal bond fund++ 11.53%      4.74%     6.87%

    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on April 9, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

8.  MFS MISSISSIPPI MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1993                           13.13%
                  1994                           (7.14)%
                  1995                           17.96%
                  1996                            3.55%
                  1997                            9.52%
                  1998                            6.13%
                  1999                           (2.32)%
                  2000                           10.69%

    During the period shown in the bar chart, the highest quarterly return was 7.25% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.12)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.41%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years     Life*
    MFS MISSISSIPPI MUNICIPAL BOND FUND
      Class A shares                                  5.44%      4.39%     5.20%
      Class B shares                                  5.94%      4.25%     5.06%
    Lehman Brothers Municipal Bond Index+**          11.68%      5.84%     6.40%
    Average other state municipal bond fund++         9.91%      4.48%     5.27%
    ------
*   Fund performance figures are for the period from the commencement of the fund's investment operations on August 6, 1992, through December
    31, 2000. Index and Lipper average returns are from August 1, 1992.
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on August 6, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

9.  MFS NEW YORK MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           13.66%
                  1992                            9.84%
                  1993                           13.23%
                  1994                           (6.14)%
                  1995                           16.79%
                  1996                            2.67%
                  1997                            9.99%
                  1998                            5.53%
                  1999                           (3.39)%
                  2000                           12.06%

    During the period shown in the bar chart, the highest quarterly return was 6.65% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.60)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.53%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average New York tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS NEW YORK MUNICIPAL BOND FUND
      Class A shares                             6.74%      4.21%     6.65%
      Class B shares                             7.13%      4.08%     6.56%
      Class C shares                            10.92%      5.20%     7.16%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average New York municipal bond fund++      11.72%      4.71%     6.68%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on December 11, 2000. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and class C shares are higher than those of class A shares, this blended class B and class C share performance is higher than the performance of class B and class C shares would have been had class B and class C shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

10. MFS NORTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           10.97%
                  1992                            7.03%
                  1993                           10.78%
                  1994                           (6.35)%
                  1995                           16.26%
                  1996                            3.48%
                  1997                            9.01%
                  1998                            4.94%
                  1999                           (3.83)%
                  2000                           11.22%

    During the period shown in the bar chart, the highest quarterly return was 6.95% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.38)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.56%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average North Carolina tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS NORTH CAROLINA MUNICIPAL BOND FUND
      Class A shares                              5.94%      3.82%     5.62%
      Class B shares                              6.60%      3.83%     5.61%
      Class C shares                              9.61%      4.18%     5.64%
    Lehman Brothers Municipal Bond Index+*       11.68%      5.84%     7.32%
    Average North Carolina municipal bond fund++ 11.21%      4.64%     6.42%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

11. MFS PENNSYLVANIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1994                           (7.05)%
                  1995                           16.86%
                  1996                            2.97%
                  1997                           10.07%
                  1998                            6.31%
                  1999                           (2.66)%
                  2000                           11.94%

    During the period shown in the bar chart, the highest quarterly return was 7.39% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.70)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.76%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Pennsylvania tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years     Life*
    MFS PENNSYLVANIA MUNICIPAL BOND FUND
      Class A shares                             6.63%      4.57%     5.28%
      Class B shares                             7.14%      4.44%     5.14%
    Lehman Brothers Municipal Bond Index+**     11.68%      5.84%     6.46%
    Average Pennsylvania municipal bond fund++  10.53%      4.49%     5.61%

    ------
*   For the period from the commencement of the fund's investment operations on February 1, 1993, through December 31, 2000.
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).


    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 1, 1993 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

12. MFS SOUTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           11.22%
                  1992                            7.55%
                  1993                           11.78%
                  1994                           (5.67)%
                  1995                           15.90%
                  1996                            2.82%
                  1997                            9.01%
                  1998                            4.87%
                  1999                           (4.46)%
                  2000                           10.95%

    During the period shown in the bar chart, the highest quarterly return was 6.93% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.67)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.73%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average South Carolina tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                 1 Year    5 Years  10 Years
    MFS SOUTH CAROLINA MUNICIPAL BOND FUND
      Class A shares                              5.68%      3.48%     5.66%
      Class B shares                              6.33%      3.47%     5.65%
    Lehman Brothers Municipal Bond Index+*       11.68%      5.84%     7.32%
    Average South Carolina municipal bond fund++ 11.29%      4.61%     6.44%

    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

13. MFS TENNESSEE MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           10.52%
                  1992                            8.25%
                  1993                           10.78%
                  1994                           (4.08)%
                  1995                           14.80%
                  1996                            2.87%
                  1997                            9.82%
                  1998                            5.13%
                  1999                           (4.02)%
                  2000                           11.09%

    During the period shown in the bar chart, the highest quarterly return was 5.82% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.11)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.51%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Tennessee tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS TENNESSEE MUNICIPAL BOND FUND
      Class A shares                             5.82%      3.82%     5.82%
      Class B shares                             6.27%      3.79%     5.79%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average Tennessee municipal bond fund++     10.19%      4.81%     6.34%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on August 12, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

14. MFS VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           10.97%
                  1992                            7.42%
                  1993                           10.96%
                  1994                           (6.68)%
                  1995                           16.73%
                  1996                            1.71%
                  1997                            8.85%
                  1998                            5.03%
                  1999                           (3.54)%
                  2000                           10.89%

    During the period shown in the bar chart, the highest quarterly return was 6.69% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.77)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.48%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Virginia tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS VIRGINIA MUNICIPAL BOND FUND
      Class A shares                             5.62%      3.45%     5.49%
      Class B shares                             6.08%      3.42%     5.47%
      Class C shares                             9.07%      3.82%     5.51%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average Virginia municipal bond fund++      10.46%      4.76%     6.53%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

15. MFS WEST VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                  1991                           10.96%
                  1992                            7.84%
                  1993                           11.89%
                  1994                           (5.30)%
                  1995                           14.99%
                  1996                            3.38%
                  1997                            8.66%
                  1998                            4.84%
                  1999                           (3.86)%
                  2000                           11.19%

    During the period shown in the bar chart, the highest quarterly return was 6.12% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.26)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.24%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years  10 Years
    MFS WEST VIRGINIA MUNICIPAL BOND FUND
      Class A shares                             5.91%      3.70%     5.74%
      Class B shares                             6.48%      3.69%     5.73%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average other state municipal bond fund++    9.91%      4.48%     5.91%


    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-------------------
II  EXPENSE SUMMARY
-------------------

o   EXPENSE TABLE


    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds. Each fund offers class A and class B shares and the California, New York, North Carolina and Virginia funds offer class C shares.


    SHAREHOLDER FEES APPLICABLE TO EACH FUND (fees paid directly from your investment)
    ..........................................................................
                                                CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is less) ..See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES OF CLASS A FOR EACH FUND
    (expenses that are deducted from fund assets)


    ......................................................................................................................
                                 ALABAMA              ARKANSAS            CALIFORNIA           FLORIDA             GEORGIA
                                  FUND                  FUND                 FUND                FUND                FUND
                                  ----                  ----                 ----                ----                ----
    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        0.25%                0.10%                0.10%               0.00%               0.25%
    Other Expenses (3) ...        0.26%                0.25%                0.22%               0.28%               0.30%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        1.06%                0.90%                0.87%               0.83%               1.10%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.20)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        0.86%                0.70%                0.67%               0.63%               0.90%

                                                                                                                    NORTH
                                MARYLAND           MASSACHUSETTS         MISSISSIPPI           NEW YORK            CAROLINA
                                  FUND                  FUND                 FUND                FUND                FUND
                                  ----                  ----                 ----                ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        0.35%                0.35%                0.00%               0.25%               0.35%
    Other Expenses (3) ...        0.25%                0.22%                0.30%               0.26%               0.21%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        1.15%                1.12%                0.85%               1.06%               1.11%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.20)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        0.95%                0.92%                0.65%               0.86%               0.91%

                                                       SOUTH                                                         WEST
                              PENNSYLVANIA            CAROLINA            TENNESSEE            VIRGINIA            VIRGINIA
                                  FUND                 FUND                 FUND                FUND                FUND
                                  ----                 ----                 ----                ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        0.00%                0.35%                0.35%               0.35%               0.35%
    Other Expenses (3) ...        0.38%                0.26%                0.25%               0.21%               0.25%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        0.93%                1.16%                1.15%               1.11%               1.15%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.56)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        0.37%                0.96%                0.95%               0.91%               0.95%

    ANNUAL FUND OPERATING EXPENSES OF CLASS B FOR EACH FUND
    (expenses that are deducted from fund assets)
    ..................................................................................................................
                                 ALABAMA              ARKANSAS            CALIFORNIA           FLORIDA             GEORGIA
                                  FUND                  FUND                 FUND                FUND                FUND
                                  ----                  ----                 ----                ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        1.00%                0.87%                0.87%               0.80%               1.00%
    Other Expenses (3) ...        0.26%                0.25%                0.22%               0.28%               0.30%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        1.81%                1.67%                1.64%               1.63%               1.85%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.20)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        1.61%                1.47%                1.44%               1.43%               1.65%

                                                                                                                    NORTH
                                MARYLAND           MASSACHUSETTS         MISSISSIPPI           NEW YORK            CAROLINA
                                  FUND                  FUND                 FUND                FUND                FUND
                                  ----                  ----                 ----                ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        1.00%                1.00%                0.78%               1.00%               1.00%
    Other Expenses(3) ....        0.25%                0.22%                0.30%               0.26%               0.21%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        1.80%                1.77%                1.63%               1.81%               1.76%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.20)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        1.60%                1.57%                1.43%               1.61%               1.56%

                                                       SOUTH                                                         WEST
                              PENNSYLVANIA            CAROLINA            TENNESSEE            VIRGINIA            VIRGINIA
                                  FUND                  FUND                 FUND                FUND                FUND
                                  ----                  ----                 ----                ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%               0.55%
    Distribution and
      Service (12b-1)
      Fees(2) ............        0.80%                1.00%                1.00%               1.00%               1.00%
    Other Expenses(3) ....        0.38%                0.26%                0.25%               0.21%               0.25%
                                  ----                 ----                 ----                ----                ----
    Total Annual Fund
     Operating Expenses ..        1.73%                1.81%                1.80%               1.76%               1.80%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.56)%              (0.20)%              (0.20)%             (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----                ----
        Net Expenses .....        1.17%                1.61%                1.60%               1.56%               1.60%


    ANNUAL FUND OPERATING EXPENSES OF CLASS C FOR FUNDS OFFERING CLASS C SHARES
    (expenses that are deducted from fund assets)
    ...................................................................................................

                                                                            NORTH
                               CALIFORNIA             NEW YORK             CAROLINA            VIRGINIA
                                  FUND                  FUND                 FUND                FUND
                                  ----                  ----                 ----                ----

    Management Fees ......        0.55%                0.55%                0.55%               0.55%
    Distribution and
      Service
      (12b-1) Fees(2) ....        1.00%                1.00%                1.00%               1.00%
    Other Expenses(3) ....        0.22%                0.26%                0.21%               0.21%
                                  ----                 ----                 ----                ----
    Total Annual Fund
     Operating Expenses ..        1.77%                1.81%                1.76%               1.76%
        Fee Waiver
        and/or Expense
        Reimbursement(4) .       (0.20)%              (0.20)%              (0.20)%             (0.20)%
                                  ----                 ----                 ----                ----
        Net Expenses .....        1.57%                1.61%                1.56%               1.56%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain funds and would equal:



        FUND                                                            CLASS A     CLASS B     CLASS C
        ----                                                            -------     -------     -------

    Alabama Fund ...................................................     0.84%       1.59%
    Arkansas Fund ..................................................     0.67        1.44
    California Fund ................................................     0.66        1.43        1.56%
    Florida Fund ...................................................     0.59        1.39
    Georgia Fund ...................................................     0.88        1.63
    Maryland Fund ..................................................     0.92        1.57
    Massachusetts Fund .............................................     0.91        1.56
    Mississippi Fund ...............................................     0.62        1.40
    New York Fund ..................................................     0.84        1.59        1.59
    North Carolina Fund ............................................     0.89        1.54        1.54
    Pennsylvania Fund ..............................................     0.35        1.15
    South Carolina Fund ............................................     0.93        1.58
    Tennessee Fund .................................................     0.94        1.59
    Virginia Fund ..................................................     0.89        1.54        1.54
    West Virginia Fund .............................................     0.93        1.58

    (4) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.35% for each fund annually of such fund's average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear all of the Pennsylvania Fund's "Other Expenses" (after taking into account the expense offset arrangement described above). While MFS is entitled to be reimbursed by the Pennsylvania Fund for bearing its expenses, MFS is currently waiving its right to reimbursement up to 0.40% annually. These contractual fee arrangements will remain in effect until at least August 1, 2002, absent an earlier modification approved by the Board of Trustees which oversees the funds.


o    EXAMPLE OF EXPENSES

     These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

     The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


     o The fund's operating expenses remain the same, except that each fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS ALABAMA MUNICIPAL BOND FUND
    Class A shares                      $559      $777     $1,013    $1,690
    Class B shares(1)
      Assuming redemption at end of
        period                           564       850      1,161     1,913
      Assuming no redemption             164       550        961     1,913

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS ARKANSAS MUNICIPAL BOND FUND
    Class A shares                      $543      $729     $  931    $1,513
    Class B shares(1)
      Assuming redemption at end of
        period                           550       807      1,089     1,754
      Assuming no redemption             150       507        889     1,754


    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS CALIFORNIA MUNICIPAL BOND FUND
    Class A shares                      $540      $720     $  916    $1,479
    Class B shares(1)
      Assuming redemption at end of
        period                           547       798      1,073     1,721
      Assuming no redemption             147       498        873     1,721

    Class C shares
      Assuming redemption at end of
        period                           260       538        941     2,067
      Assuming no redemption             160       538        941     2,067

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS FLORIDA MUNICIPAL BOND FUND
    Class A shares                      $536      $708     $  895    $1,434
    Class B shares(1)
      Assuming redemption at end of
        period                           546       795      1,068     1,702
      Assuming no redemption             146       495        868     1,702

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS GEORGIA MUNICIPAL BOND FUND
    Class A shares                      $562      $789     $1,034    $1,734
    Class B shares(1)
      Assuming redemption at end of
        period                           568       862      1,182     1,956
      Assuming no redemption             168       562        982     1,956

    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS MARYLAND MUNICIPAL BOND FUND
    Class A shares                      $567      $804     $1,060    $1,789
    Class B shares(1)
      Assuming redemption at end of
        period                           563       847      1,156     1,928
      Assuming no redemption             163       547        956     1,928

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS MASSACHUSETTS MUNICIPAL BOND FUND
    Class A shares                      $564      $795     $1,044    $1,756
    Class B shares(1)
      Assuming redemption at end of
        period                           560       838      1,141     1,896
      Assuming no redemption             160       538        941     1,896

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS MISSISSIPPI MUNICIPAL BOND FUND
    Class A shares                      $538      $714     $  905    $1,457
    Class B shares(1)
      Assuming redemption at end of
        period                           546       795      1,068     1,707
      Assuming no redemption             146       495        868     1,707

    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS NEW YORK MUNICIPAL BOND FUND
    Class A shares                      $559      $777     $1,013    $1,690
    Class B shares(1)
      Assuming redemption at end of
        period                           564       850      1,161     1,913
      Assuming no redemption             164       550        961     1,913

    Class C shares
      Assuming redemption at end of
        period                           264       550        961     2,110
      Assuming no redemption             164       550        961     2,110

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS NORTH CAROLINA MUNICIPAL BOND FUND
    Class A shares                      $563      $792     $1,039    $1,745
    Class B shares(1)
      Assuming redemption at end of
        period                           559       835      1,135     1,885
      Assuming no redemption             159       535        935     1,885

    Class C shares
      Assuming redemption at end of
        period                           259       535        935     2,057
      Assuming no redemption             159       535        935     2,057

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS PENNSYLVANIA MUNICIPAL BOND FUND
    Class A shares                      $511      $704     $  913    $1,515
    Class B shares(1)
      Assuming redemption at end of
        period                           519       790      1,086     1,781
      Assuming no redemption             119       490        886     1,781

    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS SOUTH CAROLINA MUNICIPAL BOND FUND
    Class A shares                      $568      $807     $1,065    $1,800
    Class B shares(1)
      Assuming redemption at end of
        period                           564       850      1,161     1,939
      Assuming no redemption             164       550        961     1,939

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS TENNESSEE MUNICIPAL BOND FUND
    Class A shares                      $567      $804     $1,060    $1,789
    Class B shares(1)
      Assuming redemption at end of
        period                           563       847      1,156     1,928
      Assuming no redemption             163       547        956     1,928

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10

    --------------------------------------------------------------------------
    MFS VIRGINIA MUNICIPAL BOND FUND
    Class A shares                      $563      $792     $1,039    $1,745
    Class B shares(1)
      Assuming redemption at end of
        period                           559       835      1,135     1,885
      Assuming no redemption             159       535        935     1,885

    Class C shares
      Assuming redemption at end of
        period                           259       535        935     2,057
      Assuming no redemption             159       535        935     2,057

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS WEST VIRGINIA MUNICIPAL BOND FUND

    Class A shares                      $567      $804     $1,060    $1,789
    Class B shares(1)
      Assuming redemption at end of
        period                           563       847      1,156     1,928
      Assuming no redemption             163       547        956     1,928

    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o    TEMPORARY DEFENSIVE POLICIES

     In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

     o    U.S. government securities; and

     o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

     Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

o    ACTIVE OR FREQUENT TRADING

     Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

---------------------------
IV  MANAGEMENT OF THE FUNDS
---------------------------

o   INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $144.7 billion as of June 30, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


          MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services each fund pays MFS an annual management fee at the rate of 0.55% of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive a portion of this fee as described under "Expense Summary."

o    PORTFOLIO MANAGER


     Effective March 23, 2000, Michael L. Dawson and Geoffrey L. Schechter are the portfolio managers of each fund. Mr. Dawson, a Vice President of the adviser, has been a portfolio manager of each fund since January 1, 1999, and has been employed in the investment management area of the adviser since September, 1998. Prior to joining MFS, Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March, 1997 to May, 1998, and was employed by Goldman Sachs & Co. in the Institutional Sales - Fixed Income Division from January, 1993 to March, 1997. Mr. Schechter, a Vice President of the adviser, became a portfolio manager of the South Carolina, North Carolina, Georgia, Virginia and West Virginia funds on May 1, 1999, and the remainder of the funds on March 23, 2000. Mr. Schechter has been employed in the investment management area of the Adviser since June, 1993.


o    ADMINISTRATOR

     MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

---------------------------------
V    DESCRIPTION OF SHARE CLASSES
---------------------------------


     Each fund offers class A and B shares through this prospectus. In addition, the California fund, the New York, the North Carolina fund and the Virginia fund offers Class C shares.


o    SALES CHARGES


     You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

          If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o    CLASS A SHARES

     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                SALES  CHARGE* AS PERCENTAGE OF:
                                               --------------------------------
                                                 Offering        Net Amount
    Amount of Purchase                             Price          Invested

    Less than $100,000                                4.75%           4.99%
    $100,000 but less than $250,000                   4.00            4.17
    $250,000 but less than $500,000                   2.95            3.04
    $500,000 but less than $1,000,000                 2.20            2.25
    $1,000,000 or more                               None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    **   A 1% CDSC will apply to such purchases, as discussed below.


     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o    CLASS B SHARES


     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

     The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

     If you hold class B shares of a fund for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o    CLASS C SHARES


     You may purchase class C shares of the California fund, the New York fund, the North Carolina fund or the Virginia fund at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.


o    CALCULATION OF CDSC


     As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


     o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


     o Purchases of class C shares and class B shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.


o    DISTRIBUTION AND SERVICE FEES

     Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and up to 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

          Each fund's class A, class B and class C distribution and service fees for its current fiscal year are as follows:


                                         CLASS A       CLASS B       CLASS C
                                         -------       -------       -------
    Alabama Fund ...................      0.25%         1.00%
    Arkansas Fund ..................      0.10%         0.87%
    California Fund ................      0.10%         0.87%         1.00%
    Florida Fund ...................      0.00%         0.80%
    Georgia Fund ...................      0.25%         1.00%
    Maryland Fund ..................      0.35%         1.00%
    Massachusetts Fund .............      0.35%         1.00%
    Mississippi Fund ...............      0.00%         0.78%
    New York Fund ..................      0.25%         1.00%         1.00%
    North Carolina Fund ............      0.35%         1.00%         1.00%
    Pennsylvania Fund ..............      0.00%         0.80%
    South Carolina Fund ............      0.35%         1.00%
    Tennessee Fund .................      0.35%         1.00%
    Virginia Fund ..................      0.35%         1.00%         1.00%
    West Virginia Fund .............      0.35%         1.00%


     For the Alabama, Georgia and New York funds:

     o payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.


     For the Arkansas fund:


     o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the fund may determine.

     o except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% until such date as the Trustees of the fund may determine.

     For  the California fund:

     o a portion of Class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of Class A service fee and payment of the 0.10% per annum Class A distribution fee will commence on such dates as the Trustees of the fund may determine.

     o except in the case of the 0.25% per annum Class B service fee paid by the fund for the sale of Class B shares in the first year, payment of Class B service fee has been set at 0.10% for the fund.

     For the Florida and Mississippi funds:

     o the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

     o except in the case of the 0.25% per annum class B service fee paid by the funds upon the sale of class B shares in the first year, payment of the class B service fee will not be imposed until such date or dates as the Trustees of the funds may determine.

     For the Pennsylvania fund:

     o the 0.25% per annum class A service fee will commence when net assets attributable to class A shares first equal or exceed $50 million and payment of the 0.10% per annum class A distribution fee will commence on such date as the Trustees of the fund may determine.

     o except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee will be suspended until such date as its class A service fee first becomes payable.

------------------------------------------------
VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
------------------------------------------------

     You may purchase, exchange and redeem class A, class B and class C (if applicable) shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o    HOW TO PURCHASE SHARES

     INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

     o    if you establish an automatic investment plan;

     o    if you establish an automatic exchange plan; or

     o    if you establish an account under either:

          > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

          >    employer sponsored investment programs.

     The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
     Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

     ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

     o    send a check with the returnable portion of your statement;

     o    ask your financial adviser to purchase shares on your behalf;

     o wire additional investments through your bank (call MFSC first for instructions); or

     o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o    HOW TO EXCHANGE SHARES

     You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

          Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

          Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o    HOW TO REDEEM SHARES

     You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

          Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

     REDEEMING DIRECTLY THROUGH MFSC.

     o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

     o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

     REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o    OTHER CONSIDERATIONS

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

     EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

     REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


          For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

          Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

     o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

     o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

          After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions, and if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

-----------------------------------
VII  INVESTOR SERVICES AND PROGRAMS
-----------------------------------

     As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

     o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

     o    Dividend and capital gain distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o    PURCHASE AND REDEMPTION PROGRAMS

     For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

     REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

     LETTER OF INTENT (LOI). If you intend to invest $100,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

     RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

     FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

          Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

-----------------------
VIII  OTHER INFORMATION
-----------------------

o    PRICING OF FUND SHARES


     The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


          You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

     o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

     o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o    DISTRIBUTIONS


     Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o    FEDERAL TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

     TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

     You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     Each fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


     If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from 31% to 28% in a series of steps beginning on August 6, 2001 and ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors in a fund should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


     TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

     OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o    STATE TAX CONSIDERATIONS

     As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

     Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

     If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

     The following discussion for each fund is very general and is directed at shareholders who are residents of the namesake state. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.


     ALABAMA FUND:

     If the fund meets certain requirements of Alabama law, dividends that you receive from the fund that meet those requirements will be exempt from Alabama personal income tax. The fund will provide information to you annually regarding the percentage of your dividends that meet the requirements to be tax-exempt. Distributions resulting from capital gains on qualifying fund investments and from all income and gains from fund investments that do not qualify will be subject to Alabama personal income tax.

     If you sell shares of the fund, capital gains are taxable and capital losses may be deductible. You cannot deduct interest paid on money you borrow to buy or hold shares of the fund.

     ARKANSAS FUND:
     Distributions of interest that you receive from obligations of the State of Arkansas or the United States or its possessions are exempt from Arkansas income tax. This exemption was confirmed by the Department of Finance and Administration in a letter ruling dated December 13, 1991 addressed to counsel to the fund.

     In determining your Arkansas income tax liabilities, you must account for capital gain distributions you receive from the fund and for capital gains and losses that you realize from redemptions, sales or exchanges of shares of the fund.

     CALIFORNIA FUND:

     If the fund meets certain conditions, you will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income from "California exempt-interest securities." California exempt-interest securities are certain United States, California or California municipal obligations held by the fund that, if held by an individual, would pay interest which is exempt from California taxation. The conditions that the fund must meet include a requirement that the fund continue to qualify as a regulated investment company, a requirement that at the close of each quarter of its taxable year, at least 50% of the fund's assets be invested in California exempt-interest securities, and a requirement that the dividends ("California exempt-interest dividends") be designated as such by the fund by written notice to shareholders within 60 days after the close of the fund's fiscal year. If you are a California resident, other distributions you receive from the fund will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued in connection with the purchase or carry of shares of the fund will not be deductible for California personal income tax purposes.


     FLORIDA FUND:
     Florida does not impose an individual income tax on Florida residents.

     Florida does impose a tax on intangible personal property owned, managed, or controlled by Florida residents. Fund shares owned by Florida residents will be exempt from the Florida intangible personal property tax only if:

     o As of January 1 of each year at least 90% of the fund's portfolio consists of assets that are exempt from the Florida intangible personal property tax, such as State of Florida tax exempt securities and U.S. Government securities.

     In order to take advantage of the exemption from the intangible personal property tax, the fund in normal circumstances intends to sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Therefore, your shares should normally be exempt from the Florida intangible personal property tax. However, there are likely to be transaction costs involved in restructuring the portfolio in this manner. These transaction costs may reduce the fund's investment return and exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

     GEORGIA FUND:
     Under existing laws, you will not be subject to Georgia income tax on distributions on shares of the fund if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by or on behalf of the State of Georgia or its political subdivisions. This treatment also will apply to dividends on shares of the fund that are derived from interest on debt obligations issued by territories or possessions of the United States where federal law provides an exemption from state income taxation. Generally you will, however, be subject to Georgia income tax on distributions that are derived from gains on sales of debt obligations by the fund.

     MARYLAND FUND:

     Under existing Maryland law, distributions that you receive from the fund are generally not subject to Maryland State or local individual taxes provided that such distributions are exempt interest dividends for federal income tax purposes and are attributable to: i) interest on Maryland municipal securities, ii) interest on obligations of the United States,
     iii) interest on obligations of possessions or territories of the United States, iv) gains from the disposition of Maryland municipal securities, and v) gains from the disposition of obligations of the United States. However, interest on certain Maryland municipal securities which are specified private activity bonds constitutes a tax preference, and 50% of any distributions of the fund attributable to interest from such private activity bonds may be subject to Maryland state and local income taxes. All of your other income from the fund and gains from the redemption or sale of your shares of the fund will generally be subject to Maryland individual income tax.


     MASSACHUSETTS FUND:

     Most of your distributions from the fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends generally will be subject to Massachusetts tax, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also generally will be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts personal income tax and which are exempt.


     Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

     If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

     MISSISSIPPI FUND:
     Under existing Mississippi law, you will not have to pay Mississippi income taxes on distributions you receive from the fund to the extent that the interest received by the fund on government obligations is itself exempt from Mississippi income tax. Generally, interest on obligations of the United States or the State of Mississippi, or political subdivisions thereof, are exempt from Mississippi income tax. Any other distributions you receive from the fund and gains from the redemption or sale of your shares of the fund will be subject to Mississippi income taxes.

     NEW YORK FUND:
     Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

     Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

     Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

     You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

     NORTH CAROLINA FUND:
     Your income from the fund will not be subject to North Carolina individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and North Carolina income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from North Carolina individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to North Carolina individual income tax.

     PENNSYLVANIA FUND:

     You will not be subject to personal income tax on the fund's distribution of income arising from most Pennsylvania and federal obligations. However, you will be subject to tax on the fund's distributions from any other sources including capital gain distributions. Residents of Philadelphia will not be subject to the Philadelphia School District Investment Net Income Tax on the fund's distributions from most state and federal obligations. Corporate shareholders will not be subject to corporate net income tax on the fund's interest distributions arising from most state and federal obligations if such distributions are not included in the corporation's Federal taxable income determined before net operating loss carryovers and special deductions.


     SOUTH CAROLINA FUND:

     Under existing South Carolina law, you will not be subject to South Carolina personal income tax on the fund's distribution of income and gains if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by the State of South Carolina or its political subdivisions or the United States where federal law provides for exemption from state income taxation. However, any capital gains distributed by the fund, or gains realized by a shareholder from a redemption or sale of shares of the fund, will be subject to South Carolina income taxation.


     In addition, because your shares of the fund are considered intangible personal property, the shares are exempt from any and all ad valorem taxation in South Carolina.

     You should also note that interest you incur to purchase or retain shares of the fund generally will not be deductible for South Carolina income tax purposes.

     TENNESSEE FUND:
     Your income from the fund will not be subject to Tennessee individual income tax, also known as the Hall Income Tax, to the extent that the income is attributable to interest earned on obligations of (i) Tennessee or any county, municipality, or political subdivision of Tennessee or (ii) the United States government or any agency or instrumentality of the United States. The administrative position of the Tennessee Department of Revenue is that your income from the fund also will not be subject to Tennessee indivdual income tax to the extent that the income is attributable to capital gains from the sale by the fund of any of those obligations. All of your other income from the fund generally will be subject to Tennessee individual income tax.

     VIRGINIA FUND:
     Your income from the fund will not be subject to Virginia individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and Virginia income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from Virginia individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to Virginia individual income tax.

     WEST VIRGINIA FUND:
     The West Virginia Department of Tax and Revenue has created a list of obligations of the United States and its possessions and of West Virginia which, when invested in by an investor, do not create West Virginia Personal Income Tax liability for interest or dividend income.

     As long as the fund qualifies as a regulated investment company distributions you receive from the fund are not subject to West Virginia Personal Income Tax provided that the income is attributable to obligations which appear on the Department's list.

o    UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

     Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on a fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------


    The financial highlights table is intended to help you understand a fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The funds' annual report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

ALABAMA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.00          $  10.76          $  10.80        $  10.48        $  10.52
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.54          $   0.54          $   0.54        $   0.55        $   0.56
  Net realized and unrealized gain (loss) on
    investments                                         0.53             (0.64)            (0.01)           0.45            0.04
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.07          $  (0.10)         $   0.53        $   1.00        $   0.60
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.54)         $  (0.54)         $  (0.54)       $  (0.55)       $  (0.55)
  From net realized gain on investments                 --               (0.12)            (0.03)          (0.13)          (0.09)
  In excess of net realized gain on
    investments                                         --               (0.00)+            --              --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.54)         $  (0.66)         $  (0.57)       $  (0.68)       $  (0.64)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.53          $  10.00          $  10.76        $  10.80        $  10.48
                                                    --------          --------          --------        --------        --------
Total return(+)                                        11.00%            (0.82)%            5.03%           9.72%           5.82%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.86%             0.89%             0.95%           1.04%           1.10%
  Net investment income                                 5.25%             5.28%             5.04%           5.12%           5.28%
Portfolio turnover                                        17%               44%               23%             21%             22%
Net assets at end of period (000 Omitted)           $ 81,615          $ 72,736          $ 73,851        $ 75,538        $ 76,928

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.52          $   0.52          $   0.53        $   0.54            --
      Ratios (to average net assets):
        Expenses##                                      1.06%             1.07%             1.07%           1.11%           --
        Net investment income                           5.05%             5.10%             4.92%           5.05%           --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

ALABAMA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.00          $  10.76          $  10.80        $  10.48        $  10.52
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.46          $   0.46          $   0.46        $   0.47        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                         0.53             (0.64)            (0.01)           0.45            0.04
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.99          $  (0.18)         $   0.45        $   0.92        $   0.51
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.46)         $  (0.46)         $  (0.46)       $  (0.47)       $  (0.47)
  From net realized gain on investments                 --               (0.12)            (0.03)          (0.13)          (0.08)
  In excess of net realized gain on investments         --               (0.00)+            --              --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.46)         $  (0.58)         $  (0.49)       $  (0.60)       $  (0.55)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.53          $  10.00          $  10.76        $  10.80        $  10.48
                                                    --------          --------          --------        --------        --------
Total return                                           10.17%            (1.56)%            4.25%           8.91%           4.98%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.61%             1.64%             1.69%           1.79%           1.90%
  Net investment income                                 4.50%             4.53%             4.29%           4.36%           4.48%
Portfolio turnover                                        17%               44%               23%             21%             22%
Net assets at end of period (000 Omitted)           $ 12,531          $ 10,926          $ 11,452        $  8,074        $  7,281

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.46          $   0.44          $   0.45        $   0.46            --
      Ratios (to average net assets):
        Expenses##                                      1.81%             1.82%             1.81%           1.86%           --
        Net investment income                           4.30%             4.35%             4.17%           4.29%           --
  + Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.


ARKANSAS FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of year                $   9.61          $  10.14          $  10.18        $   9.72        $   9.75
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.51          $   0.50          $   0.50        $   0.50        $   0.50
  Net realized and unrealized gain (loss)
    on investments                                      0.47             (0.53)            (0.04)           0.46           (0.03)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.98          $  (0.03)         $   0.46        $   0.96        $   0.47
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.51)         $  (0.50)         $  (0.50)       $  (0.50)       $  (0.50)
  In excess of net realized gain on
    investments                                         --                --                --             (0.00)+          --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.51)         $  (0.50)         $  (0.50)       $  (0.50)       $  (0.50)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of year                      $  10.08          $   9.61          $  10.14        $  10.18        $   9.72
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.45%            (0.24)%            4.60%          10.06%           4.87%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            0.70%             0.72%             0.77%           0.85%           0.92%
  Net investment income                                 5.25%             5.14%             4.92%           4.97%           5.14%
Portfolio turnover                                        12%               28%               12%             15%              9%
Net assets at end of period (000 Omitted)           $113,928          $107,111          $124,644        $134,072        $144,263

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.49          $   0.48          $   0.49        $   0.49        $   --
      Ratios (to average net assets):
        Expenses##                                      0.90%             0.90%             0.89%           0.92%           --
        Net investment income                           5.05%             4.96%             4.80%           4.90%           --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



ARKANSAS FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year                $   9.62          $  10.14          $  10.18        $   9.72        $   9.75
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.44          $   0.42          $   0.43        $   0.42        $   0.42
  Net realized and unrealized gain (loss) on
    investments                                         0.46             (0.53)            (0.04)           0.46           (0.03)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.90          $  (0.11)         $   0.39        $   0.88        $   0.39
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.43)         $  (0.41)         $  (0.43)       $  (0.42)       $  (0.42)
  In excess of net realized gain on investments         --                --                --              0.00+           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.43)         $  (0.41)         $  (0.43)       $  (0.42)       $  (0.42)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of year                      $  10.09          $   9.62          $  10.14        $  10.18        $   9.72
                                                    --------          --------          --------        --------        --------
Total return                                            9.59%            (1.02)%            3.91%           9.18%           4.05%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.47%             1.62%             1.43%           1.65%           1.71%
  Net investment income                                 4.49%             4.33%             4.26%           4.15%           4.34%
Portfolio turnover                                        12%               28%               12%             15%              9%
Net assets at end of year (000 Omitted)             $  9,822          $  9,227          $ 10,609        $  7,370        $  7,548

----------

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.42          $   0.40          $   0.42        $   0.41            --
      Ratios (to average net assets):
        Expenses##                                      1.67%             1.80%             1.55%           1.72%           --
        Net investment income                           4.29%             4.15%             4.14%           4.08%           --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



CALIFORNIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   5.52          $   5.89          $   5.80        $   5.47        $   5.52
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.28          $   0.29          $   0.29        $   0.29        $   0.30
  Net realized and unrealized gain (loss)
    on investments                                      0.30             (0.38)             0.09            0.33           (0.05)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.58          $  (0.09)         $   0.38        $   0.62        $   0.25
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.29)         $  (0.28)         $  (0.29)       $  (0.29)       $  (0.30)
  In excess of net investment income                    --                --               (0.00)+          --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.29)         $  (0.28)         $  (0.29)       $  (0.29)       $  (0.30)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   5.81          $   5.52          $   5.89        $   5.80        $   5.47
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.78%            (1.41)%            6.59%          11.51%           4.55%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.62%             0.51%             0.60%           0.64%           0.66%
  Net investment income                                 5.08%             5.21%             4.82%           5.07%           5.36%
Portfolio turnover                                        21%               40%               26%             49%             78%
Net assets at end of period (000 Omitted)           $293,137          $196,828          $226,903        $222,421        $232,612

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.27          $   0.27          $   0.27        $   0.28        $   0.29
      Ratios (to average net assets):
        Expenses##                                      0.87%             0.86%             0.77%           0.79%           0.81%
        Net investment income                           4.83%             4.86%             4.65%           4.92%           5.21%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



CALIFORNIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   5.52          $   5.89          $   5.80        $   5.47        $   5.52
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.24          $   0.25          $   0.24        $   0.24        $   0.25
  Net realized and unrealized gain (loss) on
    investments                                         0.30             (0.38)             0.09            0.33           (0.05)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.54          $  (0.13)         $   0.33        $   0.57        $   0.20
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.25)         $  (0.24)         $  (0.24)       $  (0.24)       $  (0.25)
  In excess of net investment income                    --                --               (0.00)+          --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.25)         $  (0.24)         $  (0.24)       $  (0.24)       $  (0.25)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   5.81          $   5.52          $   5.89        $   5.80        $   5.47
                                                    --------          --------          --------        --------        --------
Total return                                            9.93%            (2.21)%            5.74%          10.62%           3.64%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.39%             1.31%             1.39%           1.44%           1.54%
  Net investment income                                 4.31%             4.38%             4.02%           4.26%           4.48%
Portfolio turnover                                        21%               40%               26%             49%             78%
Net assets at end of period (000 Omitted)           $ 80,473          $ 60,367          $ 61,458        $ 43,790        $ 36,694

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.23          $   0.23          $   0.22        $   0.23        $   0.24
      Ratios (to average net assets):
        Expenses##                                      1.64%             1.66%             1.56%           1.59%           1.69%
        Net investment income                           4.06%             4.03%             3.85%           4.11%           4.33%
  + Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



CALIFORNIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   5.53          $   5.90          $   5.81        $   5.48        $   5.53
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.23          $   0.24          $   0.23        $   0.23        $   0.24
  Net realized and unrealized gain (loss) on
    investments                                         0.31             (0.38)             0.09            0.33           (0.05)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.54          $  (0.14)         $   0.32        $   0.56        $   0.19
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.24)         $  (0.23)         $  (0.23)       $  (0.23)       $  (0.24)
  In excess of net investment income                    --                --               (0.00)+          --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.24)         $  (0.23)         $  (0.23)       $  (0.23)       $  (0.24)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   5.83          $   5.53          $   5.90        $   5.81        $   5.48
                                                    --------          --------          --------        --------        --------
Total return                                            9.96%            (2.29)%            5.54%          10.39%           3.51%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.52%             1.41%             1.56%           1.64%           1.66%
  Net investment income                                 4.21              4.32%             3.84%           4.08%           4.37%
Portfolio turnover                                        21%               40%               26%             49%             78%
Net assets at end of period (000 Omitted)           $ 33,056          $ 10,482          $ 10,178        $  4,396        $  3,856

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.22          $   0.22          $   0.21        $   0.22        $   0.23
      Ratios (to average net assets):
        Expenses##                                       177%             1.76%             1.74%           1.79%           1.81%
        Net investment income                           3.96%             3.97%             3.66%           3.93%           4.22%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.


FLORIDA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.47          $  10.12          $  10.10        $   9.64        $   9.82
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.50          $   0.50        $   0.50        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                         0.49             (0.65)             0.02            0.46           (0.18)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.99          $  (0.15)         $   0.52        $   0.96        $   0.33
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                        $  (0.51)         $  (0.50)         $  (0.50)       $  (0.50)       $  (0.51)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.95          $   9.47          $  10.12        $  10.10        $   9.64
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.72%            (1.38)%            5.25%          10.16%           3.43%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.63%             0.66%             0.69%           0.78%           0.86%
  Net investment income                                 5.23%             5.21%             4.96%           5.03%           5.26%
Portfolio turnover                                        18%               52%               23%             14%             24%
Net assets at end of period (000 Omitted)           $ 66,807          $ 64,107          $ 77,628        $ 77,711        $ 80,342

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.48          $   0.49        $   0.49            --
      Ratios (to average net assets):
        Expenses##                                      0.83%             0.84%             0.81%           0.85%           --
        Net investment income                           5.03%             5.03%             4.84%           4.96%           --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



FLORIDA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.47          $  10.11          $  10.09        $   9.64        $   9.82
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.42          $   0.43          $   0.42        $   0.42        $   0.43
  Net realized and unrealized gain (loss) on
    investments                                         0.49             (0.64)             0.02            0.45           (0.18)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.91          $  (0.21)         $   0.44        $   0.87        $   0.25
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                        $  (0.43)         $  (0.43)         $  (0.42)       $  (0.42)       $  (0.43)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.95          $   9.47          $  10.11        $  10.09        $   9.64
                                                    --------          --------          --------        --------        --------
Total return                                            9.84%            (2.07)%            4.42%           9.18%           2.56%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.43%             1.45%             1.49%           1.58%           1.72%
  Net investment income                                 4.43%             4.42%             4.16%           4.22%           4.40%
Portfolio turnover                                        18%               52%               23%             14%             24%
Net assets at end of period (000 Omitted)           $ 23,820          $ 19,999          $ 20,813        $ 16,719        $ 14,701

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.41          $   0.41          $   0.41        $   0.41            --
      Ratios (to average net assets):
        Expenses##                                      1.63%             1.63%             1.61%           1.65%           --
        Net investment income                           4.23%             4.24%             4.04%           4.15%           --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



GEORGIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.26          $  10.93          $  10.95        $  10.38        $  10.47
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.52          $   0.52          $   0.55        $   0.56        $   0.56
  Net realized and unrealized gain (loss) on
    investments                                         0.56             (0.67)            (0.02)           0.56           (0.10)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.08          $  (0.15)         $   0.53        $   1.12        $   0.46
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.52)         $  (0.52)         $  (0.55)       $  (0.55)       $  (0.55)
  In excess of net investment income                    --                --               (0.00)+          --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.52)         $  (0.52)         $  (0.55)       $  (0.55)       $  (0.55)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.82          $  10.26          $  10.93        $  10.95        $  10.38
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.80%            (1.32)%            4.09%          11.02%           4.47%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.90%             0.93%             0.97%           1.03%           1.03%
  Net investment income                                 4.95%             4.98%             4.97%           5.14%           5.34%
Portfolio turnover                                        24%               39%               35%             18%             27%
Net assets at end of period (000 Omitted)           $ 52,236          $ 48,054          $ 56,886        $ 59,546        $ 59,843

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.50          $   0.50          $   0.54        $   0.55        $   0.55
      Ratios (to average net assets):
        Expenses##                                      1.10%             1.11%             1.09%           1.13%           1.10%
        Net investment income                           4.75%             4.80%             4.85%           5.04%           5.27%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



GEORGIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.27          $  10.93          $  10.95        $  10.38        $  10.47
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.45          $   0.44          $   0.47        $   0.48        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                         0.55             (0.66)            (0.02)           0.56           (0.09)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.00          $  (0.22)         $   0.45        $   1.04        $   0.38
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.44)         $  (0.44)         $  (0.47)       $  (0.47)       $  (0.47)
  In excess of net investment income                    --                --               (0.00)+          --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.44)         $  (0.44)         $  (0.47)       $  (0.47)       $  (0.47)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.83          $  10.27          $  10.93        $  10.95        $  10.38
                                                    --------          --------          --------        --------        --------
Total return                                            9.97%            (2.06)%            4.22%          10.19%           3.63%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.65%             1.68%             1.72%           1.77%           1.83%
  Net investment income                                 4.25%             4.24%             4.22%           4.39%           4.53%
Portfolio turnover                                        24%               39%               35%             18%             27%
Net assets at end of period (000 Omitted)           $ 17,376          $ 14,777          $ 14,591        $ 10,871        $  9,995

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.43          $   0.42          $   0.45        $   0.47        $   0.47
      Ratios (to average net assets):
        Expenses##                                      1.85%             1.86%             1.84%           1.87%           1.90%
        Net investment income                           4.05%             4.06%             4.10%           4.29%           4.46%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



MARYLAND FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.81          $  11.49          $  11.47        $  10.89        $  11.04
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.54          $   0.53          $   0.54        $   0.54        $   0.57
  Net realized and unrealized gain (loss)
    on investments                                      0.54             (0.68)             0.02            0.59           (0.16)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.08          $  (0.15)         $   0.56        $   1.13        $   0.41
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.54)         $  (0.53)         $  (0.54)       $  (0.54)       $  (0.56)
  In excess of net investment income                    --                --                --             (0.01)           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.54)         $  (0.53)         $  (0.54)       $  (0.55)       $  (0.56)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.35          $  10.81          $  11.49        $  11.47        $  10.89
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.26%            (1.27)%            4.94%          10.57%           3.75%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.95%             0.96%             1.03%           1.09%           1.12%
  Net investment income                                 4.96%             4.85%             4.67%           4.79%           5.21%
Portfolio turnover                                        14%               24%               14%             21%             22%
Net assets at end of period (000 Omitted)           $125,316          $114,957          $131,261        $126,018        $126,405

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.52          $   0.51          $   0.53        $   0.53        $   0.57
      Ratios (to average net assets):
        Expenses##                                      1.15%             1.14%             1.15%           1.19%           1.19%
        Net investment income                           4.76%             4.67%             4.55%           4.69%           5.14%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



MARYLAND FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.81          $  11.48          $  11.47        $  10.88        $  11.03
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.47          $   0.46          $   0.45        $   0.47        $   0.50
  Net realized and unrealized gain (loss) on
    investments                                         0.53             (0.67)             0.02            0.60           (0.17)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.00          $  (0.21)         $   0.47        $   1.07        $   0.33
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.47)         $  (0.46)         $  (0.46)       $  (0.47)       $  (0.48)
  In excess of net investment income                    --                --                --             (0.01)           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.47)         $  (0.46)         $  (0.46)       $  (0.48)       $  (0.48)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.34          $  10.81          $  11.48        $  11.47        $  10.88
                                                    --------          --------          --------        --------        --------
Total return                                            9.46%            (1.82)%            4.18%           9.96%           3.03%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.60%             1.61%             1.68%           1.74%           1.82%
  Net investment income                                 4.30%             4.21%             4.01%           4.12%           4.50%
Portfolio turnover                                        14%               24%               14%             21%             22%
Net assets at end of period (000 Omitted)           $ 28,859          $ 26,845          $ 28,902        $ 21,622        $ 17,379

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.47          $   0.44          $   0.45        $   0.46        $   0.49
      Ratios (to average net assets):
        Expenses##                                      1.80%             1.79%             1.80%           1.84%           1.89%
        Net investment income                           4.10%             4.03%             3.89%           4.02%           4.43%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



MASSACHUSETTS FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.60          $  11.35          $  11.34        $  10.86        $  10.98
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.55          $   0.57          $   0.58        $   0.58        $   0.61
  Net realized and unrealized gain (loss)
    on investments                                      0.52             (0.76)            (0.01)           0.48           (0.14)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.07          $  (0.19)         $   0.57        $   1.06        $   0.47
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.56)         $  (0.56)         $  (0.56)       $  (0.58)       $  (0.59)
  In excess of net investment income                    --                --                --             (0.00)+          --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.56)         $  (0.56)         $  (0.56)       $  (0.58)       $  (0.59)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.11          $  10.60          $  11.35        $  11.34        $  10.86
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.44%            (1.57)%            5.11%           9.99%           4.39%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.92%             0.92%             1.00%           1.06%           1.12%
  Net investment income                                 5.10%             5.29%             5.08%           5.18%           5.55%
Portfolio turnover                                        22%               35%               28%             24%             33%
Net assets at end of period (000 Omitted)           $216,272          $207,228          $239,980        $237,861        $234,874

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.53          $   0.55          $   0.57        $   0.57        $   0.60
      Ratios (to average net assets):
        Expenses##                                      1.12%             1.10%             1.12%           1.16%           1.19%
        Net investment income                           4.90%             5.11%             4.96%           5.08%           5.48%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



MASSACHUSETTS FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.60          $  11.35          $  11.35        $  10.87        $  10.99
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.48          $   0.50          $   0.50        $   0.51        $   0.53
  Net realized and unrealized gain (loss) on
    investments                                         0.53             (0.76)            (0.01)           0.48           (0.13)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.01          $  (0.26)         $   0.49        $   0.99        $   0.40
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.49)         $  (0.49)         $  (0.49)       $  (0.51)       $  (0.52)
  In excess of net investment income                    --                --                --             (0.00)+          --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.49)         $  (0.49)         $  (0.49)       $  (0.51)       $  (0.52)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.12          $  10.60          $  11.35        $  11.35        $  10.87
                                                    --------          --------          --------        --------        --------
Total return                                            9.82%            (2.30)%            4.43%           9.25%           3.66%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.57%             1.57%             1.64%           1.71%           1.81%
  Net investment income                                 4.45%             4.64%             4.43%           4.52%           4.81%
Portfolio turnover                                        22%               35%               28%             24%             33%
Net assets at end of period (000 Omitted)           $ 30,057          $ 25,743          $ 25,616        $ 18,750        $ 15,204

----------
(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.46          $   0.48          $   0.49        $   0.50        $   0.52
      Ratios (to average net assets):
        Expenses##                                      1.77%             1.75%             1.76%           1.81%           1.88%
        Net investment income                           4.25%             4.46%             4.31%           4.42%           4.74%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



MISSISSIPPI FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.37          $   9.93          $   9.88        $   9.35        $   9.35
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.50          $   0.49        $   0.49        $   0.48
  Net realized and unrealized gain (loss) on
    investments                                         0.41             (0.56)             0.06            0.52            0.00+++
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.91          $  (0.06)         $   0.55        $   1.01        $   0.48
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                        $  (0.50)         $  (0.50)         $  (0.50)       $  (0.48)       $  (0.48)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.78          $   9.37          $   9.93        $   9.88        $   9.35
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.02%            (0.58)%            5.62%          11.02%           5.22%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.65%             0.66%             0.73%           0.78%           0.87%
  Net investment income                                 5.28%             5.22%             4.94%           5.04%           5.14%
Portfolio turnover                                        19%               18%                6%             18%             17%
Net assets at end of period (000 Omitted)           $ 67,458          $ 66,173          $ 66,869        $ 66,061        $ 66,630

----------
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses for certain of the periods indicated, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than
    0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.48          $   0.48        $   0.48            --
      Ratios (to average net assets):
        Expenses##                                      0.85%             0.84%             0.85%           0.85%           --
        Net investment income                           5.08%             5.04%             4.82%           4.97%           --
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



    MISSISSIPPI FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.38          $   9.94          $   9.89        $   9.36        $   9.36
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.43          $   0.42          $   0.41        $   0.41        $   0.40
  Net realized and unrealized gain (loss) on
    investments                                         0.41             (0.56)             0.06            0.53            0.00+++
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.84          $  (0.14)         $   0.47        $   0.94        $   0.40
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders
  from net investment income                        $  (0.43)         $  (0.42)         $  (0.42)       $  (0.41)       $  (0.40)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.79          $   9.38          $   9.94        $   9.89        $   9.36
                                                    --------          --------          --------        --------        --------
Total return                                            9.17%            (1.37)%            4.80%          10.15%           4.33%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.43%             1.46%             1.51%           1.56%           1.72%
  Net investment income                                 4.50%             4.41%             4.16%           4.26%           4.29%
Portfolio turnover                                        19%               18%                6%             18%             17%
Net assets at end of period (000 Omitted)           $ 10,986          $ 10,786          $ 11,465        $ 10,717        $ 11,014

----------
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses for certain of the periods indicated, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than
    0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.41          $   0.40          $   0.40        $   0.40            --
      Ratios (to average net assets):
        Expenses##                                      1.63%             1.64%             1.63%           1.63%           --
        Net investment income                           4.30%             4.23%             4.04%           4.19%           --
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



NEW YORK FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.58          $  11.27          $  11.26        $  10.60        $  10.66
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.55          $   0.55          $   0.56        $   0.57        $   0.55
  Net realized and unrealized gain (loss)
    on investments                                      0.57             (0.69)             0.01            0.64           (0.06)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.12          $  (0.14)         $   0.57        $   1.21        $   0.49
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.55)         $  (0.55)         $  (0.56)       $  (0.55)       $  (0.55)
  In excess of net investment income                   (0.01)             --               (0.00)+++        --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.56)         $  (0.55)         $  (0.56)       $  (0.55)       $  (0.55)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.14          $  10.58          $  11.27        $  11.26        $  10.60
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.75%            (1.06)%            5.14%          11.59%           4.68%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.86%             0.85%             0.93%           1.03%           1.11%
  Net investment income                                 5.10%             5.14%             4.93%           5.14%           5.18%
Portfolio turnover                                        35%               38%               26%             41%             64%
Net assets at end of period (000 Omitted)           $125,917          $101,403          $116,767        $119,376        $121,588

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.52          $   0.53          $   0.55        $   0.56            --
      Ratios (to average net assets):
        Expenses##                                      1.06%             1.03%             1.05%           1.10%           --
        Net investment income                           4.90%             4.96%             4.81%           5.07%           --
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



NEW YORK FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.58          $  11.27          $  11.26        $  10.59        $  10.66
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.46          $   0.47          $   0.47        $   0.49        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                         0.57             (0.69)             0.01            0.64           (0.07)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.03          $  (0.22)         $   0.48        $   1.13        $   0.40
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.47)         $  (0.47)         $  (0.47)       $  (0.46)       $  (0.47)
  In excess of net investment income                   (0.01)             --               (0.00)+++        --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.48)         $  (0.47)         $  (0.47)       $  (0.46)       $  (0.47)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.13          $  10.58          $  11.27        $  11.26        $  10.59
                                                    --------          --------          --------        --------        --------
Total return                                            9.94%            (1.89)%            4.46%          10.78%           3.77%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.61%             1.60%             1.68%           1.78%           1.92%
  Net investment income                                 4.33%             4.38%             4.18%           4.39%           4.37%
Portfolio turnover                                        35%               38%               26%             41%             64%
Net assets at end of period (000 Omitted)           $ 25,928          $ 20,224          $ 30,408        $ 26,618        $ 26,724

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.44          $   0.45          $   0.46        $   0.48            --
      Ratios (to average net assets):
        Expenses##                                      1.81%             1.78%             1.80%           1.85%           --
        Net investment income                           4.13%             4.20%             4.06%           4.32%           --
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.


NEW YORK FUND
 ............................................................................
                                                                PERIOD ENDED
                                                              MARCH 31, 2001*
----------------------------------------------------------------------------
                                                                     CLASS C
----------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                $10.91
                                                                      ------
Income from investment operations# --
  Net investment income(S)                                            $ 0.14
  Net realized and unrealized gain (loss) on investments                0.23
                                                                      ------
  Total from investment operations                                    $ 0.37
                                                                      ------
Less distributions declared to shareholders --
  From net investment income                                          $(0.14)
  In excess of net investment income                                   (0.01)
                                                                      ------
  Total distributions declared to shareholders                        $(0.15)
                                                                      ------
Net asset value -- end of period                                      $11.13
                                                                      -----
Total return                                                            3.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.61%+
  Net investment income                                                  4.20%+
Portfolio turnover                                                        35%
Net assets at end of period (000 Omitted)                             $8,578

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                                           $ 0.14
      Ratios (to average net assets):
        Expenses##                                                      1.81%+
        Net investment income                                           4.00%+
  * For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.


NORTH CAROLINA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  11.35          $  12.14          $  12.15        $  11.56        $  11.57
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.58          $   0.59          $   0.59        $   0.59        $   0.59
  Net realized and unrealized gain (loss)
    on investments                                      0.55             (0.80)            (0.02)           0.59           (0.01)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.13          $  (0.21)         $   0.57        $   1.18        $   0.58
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.58)         $  (0.58)         $  (0.58)       $  (0.59)       $  (0.59)
  In excess of net investment income                   (0.01)             --                --              --             (0.00)+++
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.59)         $  (0.58)         $  (0.58)       $  (0.59)       $  (0.59)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.89          $  11.35          $  12.14        $  12.15        $  11.56
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.20%            (1.67)%            4.76%          10.36%           5.09%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.91%             0.91%             0.98%           1.03%           1.08%
  Net investment income                                 5.03%             5.07%             4.76%           4.92%           5.05%
Portfolio turnover                                        27%                9%               30%             24%             33%
Net assets at end of period (000 Omitted)           $308,447          $310,624          $364,576        $380,595        $377,112

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.56          $   0.57          $   0.57        $   0.58        $   0.58
      Ratios (to average net assets):
        Expenses##                                      1.11%             1.09%             1.10%           1.13%           1.15%
        Net investment income                           4.83%             4.89%             4.64%           4.82%           4.98%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



NORTH CAROLINA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  11.35          $  12.13          $  12.15        $  11.55        $  11.56
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.51          $   0.50        $   0.51        $   0.50
  Net realized and unrealized gain (loss) on
    investments                                         0.55             (0.78)            (0.02)           0.60            --
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.05          $  (0.27)         $   0.48        $   1.11        $   0.50
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.50)         $  (0.51)         $  (0.50)       $  (0.51)       $  (0.51)
  In excess of net investment income                   (0.01)             --                --              --             (0.00)+++
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.51)         $  (0.51)         $  (0.50)       $  (0.51)       $  (0.51)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.89          $  11.35          $  12.13        $  12.15        $  11.55
                                                    --------          --------          --------        --------        --------
Total return                                            9.49%            (2.22)%            4.00%           9.75%           4.36%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.56%             1.56%             1.63%           1.68%           1.78%
  Net investment income                                 4.37%             4.42%             4.11%           4.27%           4.36%
Portfolio turnover                                        27%                9%               30%             24%             33%
Net assets at end of period (000 Omitted)           $ 60,449          $ 48,794          $ 52,033        $ 44,238        $ 39,035

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.49          $   0.49        $   0.50        $   0.49
      Ratios (to average net assets):
        Expenses##                                      1.76%             1.74%             1.75%           1.78%           1.85%
        Net investment income                           4.17%             4.24%             3.99%           4.17%           4.29%
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



NORTH CAROLINA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  11.35          $  12.13          $  12.15        $  11.55        $  11.56
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.51          $   0.50        $   0.51        $   0.52
  Net realized and unrealized gain (loss) on
    investments                                         0.55             (0.78)            (0.02)           0.60           (0.02)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.05          $  (0.27)         $   0.48        $   1.11        $   0.50
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.50)         $  (0.51)         $  (0.50)       $  (0.51)       $  (0.51)
  In excess of net investment income                   (0.01)             --                --              --             (0.00)+++
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.51)         $  (0.51)         $  (0.50)       $  (0.51)       $  (0.51)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.89          $  11.35          $  12.13        $  12.15        $  11.55
                                                    --------          --------          --------        --------        --------
Total return                                            9.49%            (2.22)%            4.00%           9.75%           4.41%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.56%             1.56%             1.63%           1.68%           1.73%
  Net investment income                                 4.37%             4.42%             4.11%           4.27%           4.40%
Portfolio turnover                                        27%                9%               30%             24%             33%
Net assets at end of period (000 Omitted)           $ 19,099          $ 14,206          $ 14,084        $  8,143        $  7,789

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.49          $   0.49        $   0.50        $   0.51
      Ratios (to average net assets):
        Expenses##                                      1.76%             1.74%             1.75%           1.78%           1.80%
        Net investment income                           4.17%             4.24%             3.99%           4.17%           4.33%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



PENNSYLVANIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.36          $   9.90          $   9.82        $   9.26        $   9.37
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.49          $   0.50          $   0.48        $   0.50        $   0.53
  Net realized and unrealized gain (loss) on
    investments                                         0.49             (0.55)             0.08            0.56           (0.10)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.98          $  (0.05)         $   0.56        $   1.06        $   0.43
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.49)         $  (0.49)         $  (0.48)       $  (0.50)       $  (0.54)
  In excess of net investment income                    --                --                --              --             (0.00)+++
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.49)         $  (0.49)         $  (0.48)       $  (0.50)       $  (0.54)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.85          $   9.36          $   9.90        $   9.82        $   9.26
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.85%            (0.45)%            5.85%          11.65%           4.67%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.37%             0.38%             0.45%           0.40%           0.10%
  Net investment income                                 5.17%             5.19%             4.85%           5.15%           5.66%
Portfolio turnover                                        10%               48%                8%             31%             42%
Net assets at end of period (000 Omitted)           $ 33,842          $ 25,494          $ 21,695        $ 18,918        $ 16,933

----------
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.44          $   0.44          $   0.43        $   0.44        $   0.45
      Ratios (to average net assets):
        Expenses##                                      0.93%             0.91%             0.93%           0.99%           0.95%
        Net investment income                           4.61%             4.66%             4.37%           4.56%           4.81%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



PENNSYLVANIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $   9.38          $   9.92          $   9.84        $   9.28        $   9.39
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.42          $   0.42          $   0.41        $   0.42        $   0.46
  Net realized and unrealized gain (loss) on
    investments                                         0.50             (0.55)             0.08            0.56           (0.11)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.92          $  (0.13)         $   0.49        $   0.98        $   0.35
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.42)         $  (0.41)         $  (0.41)       $  (0.42)       $  (0.46)
  In excess of net investment income                    --                --                --              --             (0.00)+++
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.42)         $  (0.41)         $  (0.41)       $  (0.42)       $  (0.46)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $   9.88          $   9.38          $   9.92        $   9.84        $   9.28
                                                    --------          --------          --------        --------        --------
Total return                                           10.06%            (1.25)%            5.02%          10.76%           3.83%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.17%             1.19%             1.23%           1.19%           0.90%
  Net investment income                                 4.38%             4.38%             4.07%           4.36%           4.86%
Portfolio turnover                                        10%               48%                8%             31%             42%
Net assets at end of period (000 Omitted)           $ 20,827          $ 17,496          $ 23,983        $ 20,551        $ 24,898

----------
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.36          $   0.37          $   0.33        $   0.36        $   0.38
      Ratios (to average net assets):
        Expenses##                                      1.73%             1.72%             1.71%           1.78%           1.75%
        Net investment income                           3.82%             3.85%             3.59%           3.77%           4.01%
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



SOUTH CAROLINA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  11.58          $  12.48          $  12.52        $  11.88        $  11.97
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.60          $   0.58          $   0.57        $   0.60        $   0.62
  Net realized and unrealized gain (loss)
    on investments                                      0.56             (0.86)            (0.04)           0.64           (0.10)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.16          $  (0.28)         $   0.53        $   1.24        $   0.52
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.59)         $  (0.58)         $  (0.57)       $  (0.60)       $  (0.61)
  From net realized gain on investments                 --               (0.03)             --              --              --
  In excess of net investment income                    --                --               (0.00)+++       (0.00)+++        --
  In excess of net realized gain on
    investments                                         --               (0.01)             --              --              --
                                                    --------          --------          --------        --------        --------
 Total distributions declared to shareholders       $  (0.59)         $  (0.62)         $  (0.57)       $  (0.60)       $  (0.61)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  12.15          $  11.58          $  12.48        $  12.52        $  11.88
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.26%            (2.27)%            4.33%          10.62%           4.46%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.96%             0.94%             1.02%           1.06%           1.10%
  Net investment income                                 5.13%             4.91%             4.55%           4.86%           5.17%
Portfolio turnover                                        33%               18%               25%             29%             13%
Net assets at end of period (000 Omitted)           $120,529          $121,064          $145,787        $148,820        $148,908

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.58          $   0.56          $   0.56        $   0.59        $   0.16
      Ratios (to average net assets):
        Expenses##                                      1.16%             1.12%             1.14%           1.16%           1.16%
        Net investment income                           4.93%             4.73%             4.43%           4.76%           5.11%
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



SOUTH CAROLINA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  11.58          $  12.47          $  12.52        $  11.88        $  11.97
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.52          $   0.51          $   0.48        $   0.52        $   0.54
  Net realized and unrealized gain (loss) on
    investments                                         0.55             (0.86)            (0.04)           0.64           (0.10)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.07          $  (0.35)         $   0.44        $   1.16        $   0.44
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.51)         $  (0.50)         $  (0.49)       $  (0.52)       $  (0.53)
  From net realized gain on investments                 --               (0.03)             --              --              --
  In excess of net investment income                    --                --               (0.00)+++       (0.00)+++        --
  In excess of net realized gain on
    investments                                         --               (0.01)             --              --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.51)         $  (0.54)         $  (0.49)       $  (0.52)       $  (0.53)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  12.14          $  11.58          $  12.47        $  12.52        $  11.88
                                                    --------          --------          --------        --------        --------
Total return                                            9.46%            (2.82)%            3.57%           9.91%           3.73%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.61%             1.59%             1.67%           1.71%           1.79%
  Net investment income                                 4.47%             4.26%             3.90%           4.21%           4.48%
Portfolio turnover                                        33%               18%               25%             29%             13%
Net assets at end of period (000 Omitted)           $ 33,302          $ 31,532          $ 36,226        $ 28,086        $ 21,871

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.50          $   0.48          $   0.47        $   0.51        $   0.53
      Ratios (to average net assets):
        Expenses##                                      1.81%             1.77%             1.79%           1.81%           1.85%
        Net investment income                           4.27%             4.08%             3.78%           4.11%           4.42%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



TENNESSEE FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.11          $  10.87          $  10.91        $  10.32        $  10.40
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.50          $   0.53        $   0.53        $   0.55
  Net realized and unrealized gain
    (loss) on investments                               0.47             (0.69)            (0.02)           0.60           (0.09)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.97          $  (0.19)         $   0.51        $   1.13        $   0.46
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.50)         $  (0.50)         $  (0.52)       $  (0.53)       $  (0.54)
  From net realized gain on investments                 --               (0.07)            (0.03)           --              --
  In excess of net investment income                    --                --                --             (0.01)           --
  In excess of net realized gain on
    investments                                         --               (0.00)+++          --              --              --
                                                    --------          --------          --------        --------        --------
 Total distributions declared to shareholders       $  (0.50)         $  (0.57)         $  (0.55)       $  (0.54)       $  (0.54)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.58          $  10.11          $  10.87        $  10.91        $  10.32
                                                    --------          --------          --------        --------        --------
Total return(+)                                         9.87%            (1.75)%            4.80%          11.11%           4.48%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.95%             0.96%             1.02%           1.07%           1.10%
  Net investment income                                 4.87%             4.80%             4.79%           4.97%           5.26%
Portfolio turnover                                        19%               20%               16%             26%             20%
Net assets at end of period (000 Omitted)           $ 99,097          $100,251          $117,296        $108,871        $108,000

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.48          $   0.51        $   0.52        $   0.54
      Ratios (to average net assets):
        Expenses##                                      1.15%             1.14%             1.14%           1.17%           1.16%
        Net investment income                           4.67%             4.62%             4.67%           4.87%           5.20%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



TENNESSEE FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.10          $  10.86          $  10.91        $  10.31        $  10.39
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.43          $   0.43          $   0.45        $   0.46        $   0.47
  Net realized and unrealized gain (loss) on
    investments                                         0.47             (0.69)            (0.02)           0.61           (0.09)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.90          $  (0.26)         $   0.43        $   1.07        $   0.38
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.43)         $  (0.43)         $  (0.45)       $  (0.46)       $  (0.46)
  From net realized gain on investments                 --               (0.07)            (0.03)           --              --
  In excess of net investment income                    --                --                --             (0.01)           --
  In excess of net realized gain on
    investments                                         --               (0.00)+++          --              --              --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                    $  (0.43)         $  (0.50)         $  (0.48)       $  (0.47)       $  (0.46)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  10.57          $  10.10          $  10.86        $  10.91        $  10.31
                                                    --------          --------          --------        --------        --------
Total return                                            9.17%            (2.39)%            4.04%          10.51%           3.76%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.60%             1.61%             1.67%           1.72%           1.79%
  Net investment income                                 4.22%             4.15%             4.14%           4.32%           4.57%
Portfolio turnover                                        19%               20%               16%             26%             20%
Net assets at end of period (000 Omitted)           $ 23,656          $ 21,321          $ 22,765        $ 18,198        $ 14,436

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.41          $   0.41          $   0.44        $   0.45        $   0.46
      Ratios (to average net assets):
        Expenses##                                      1.80%             1.79%             1.79%           1.82%           1.85%
        Net investment income                           4.02%             3.97%             4.02%           4.22%           4.51%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



VIRGINIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.91          $  11.60          $  11.61        $  11.06        $  11.21
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.56          $   0.57          $   0.55        $   0.57        $   0.59
  Net realized and unrealized gain
    (loss) on investments                               0.45             (0.70)            (0.01)           0.55           (0.15)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.01          $  (0.13)         $   0.54        $   1.12        $   0.44
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.56)         $  (0.56)         $  (0.55)       $  (0.57)       $  (0.59)
  In excess of net investment income                   (0.00)+++          --                --             (0.00)+++        --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to
    shareholders                                    $  (0.56)         $  (0.56)         $  (0.55)       $  (0.57)       $  (0.59)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.36          $  10.91          $  11.60        $  11.61        $  11.06
                                                    --------          --------          --------        --------        --------
Total return(+)                                         9.55%            (1.09)%            4.71%          10.32%           3.97%
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses##                                            0.91%             0.91%             0.99%           1.03%           1.08%
  Net investment income                                 5.06%             5.07%             4.73%           4.97%           5.27%
Portfolio turnover                                        24%               13%               24%             39%             42%
Net assets at end of period (000 Omitted)           $304,581          $311,934          $365,880        $373,024        $379,185

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.54          $   0.54          $   0.54        $   0.56        $   0.58
      Ratios (to average net assets):
        Expenses##                                      1.11%             1.09%             1.11%           1.13%           1.14%
        Net investment income                           4.86%             4.89%             4.61%           4.87%           5.21%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



VIRGINIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.91          $  11.60          $  11.61        $  11.06        $  11.21
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.48          $   0.49          $   0.47        $   0.49        $   0.51
  Net realized and unrealized gain (loss) on
    investments                                         0.44             (0.70)            (0.01)           0.56           (0.15)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   0.92          $  (0.21)         $   0.46        $   1.05        $   0.36
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.48)         $  (0.48)         $  (0.47)       $  (0.49)       $  (0.51)
  In excess of net investment income                    (000)+++          --                --             (0.01)           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.48)         $  (0.48)         $  (0.47)       $  (0.50)       $  (0.51)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.35          $  10.91          $  11.60        $  11.61        $  11.06
                                                    --------          --------          --------        --------        --------
Total return                                            8.76%            (1.73)%            4.04%           9.61%           3.24%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.56%             1.56%             1.64%           1.68%           1.78%
  Net investment income                                 4.39%             4.42%             4.08%           4.32%           4.57%
Portfolio turnover                                        24%               13%               24%             39%             42%
Net assets at end of period (000 Omitted)           $ 29,872          $ 29,316          $ 35,644        $ 32,902        $ 30,567

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.46          $   0.47          $   0.46        $   0.48        $   0.50
      Ratios (to average net assets):
        Expenses##                                      1.76%             1.74%             1.76%           1.78%           1.84%
        Net investment income                           4.19%             4.24%             3.96%           4.22%           4.51%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



VIRGINIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.91          $  11.60          $  11.61        $  11.06        $  11.21
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.48          $   0.49          $   0.47        $   0.49        $   0.52
  Net realized and unrealized gain (loss) on
    investments                                         0.45             (0.70)            (0.01)           0.56           (0.16)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $  (0.93)         $  (0.21)         $   0.46        $   1.05        $   0.36
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.48)         $  (0.48)         $  (0.47)       $  (0.49)       $  (0.51)
  In excess of net investment income                   (0.00)+++          --                --             (0.01)           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.48)         $  (0.48)         $  (0.47)       $  (0.50)       $  (0.51)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.36          $  10.91          $  11.60        $  11.61        $  11.06
                                                    --------          --------          --------        --------        --------
Total return                                            8.85%            (1.73)%            4.04%           9.61%           3.30%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.56%             1.56%             1.64%           1.68%           1.72%
  Net investment income                                 4.37%             4.42%             4.08%           4.32%           4.63%
Portfolio turnover                                        24%               13%               24%             39%             42%
Net assets at end of period (000 Omitted)           $  6,965          $  5,171          $  6,523        $  3,082        $  3,182

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.46          $   0.47          $   0.46        $   0.48        $   0.51
      Ratios (to average net assets):
        Expenses##                                      1.76%             1.74%             1.76%           1.78%           1.78%
        Net investment income                           4.17%             4.24%             3.96%           4.22%           4.57%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.



WEST VIRGINIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.95          $  11.75          $  11.77        $  11.31        $  11.33
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.57          $   0.57          $   0.56        $   0.58        $   0.60
  Net realized and unrealized gain
    (loss) on investments                               0.50             (0.80)            (0.01)           0.47           (0.02)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.07          $  (0.23)         $   0.55        $   1.05        $   0.58
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.57)         $  (0.57)         $  (0.57)       $  (0.58)       $  (0.60)
  In excess of net investment income                    --                --               (0.00)+++       (0.01)           --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.57)         $  (0.57)         $  (0.57)       $  (0.59)       $  (0.60)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.45          $  10.95          $  11.75        $  11.77        $  11.31
                                                    --------          --------          --------        --------        --------
Total return(+)                                        10.04%            (1.89)%            4.73%           9.42%           5.20%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.95%             0.95%             1.02%           1.10%           1.17%
  Net investment income                                 5.14%             5.13%             4.78%           4.98%           5.28%
Portfolio turnover                                         9%               30%               13%             17%             21%
Net assets at end of period (000 Omitted)           $118,862          $117,174          $133,456        $130,002        $126,107

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
mm
      Net investment income                         $   0.55          $   0.55          $   0.55        $   0.57            --
      Ratios (to average net assets):
        Expenses##                                      1.15%             1.13%             1.14%           1.17%           --
        Net investment income                           4.94%             4.95%             4.66%           4.91%           --
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



WEST VIRGINIA FUND
 ................................................................................................................................
                                                                                 YEAR ENDED MARCH 31,
                                               ---------------------------------------------------------------------------------
                                                     2001              2000              1999             1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period              $  10.94          $  11.74          $  11.77        $  11.31        $  11.33
                                                    --------          --------          --------        --------        --------
Income from investment operations# --
  Net investment income(S)                          $   0.50          $   0.50          $   0.49        $   0.51        $   0.52
  Net realized and unrealized gain (loss) on
    investments                                         0.50             (0.80)            (0.03)           0.46           (0.02)
                                                    --------          --------          --------        --------        --------
  Total from investment operations                  $   1.00          $  (0.30)         $   0.46        $   0.97        $   0.50
                                                    --------          --------          --------        --------        --------
Less distributions declared to shareholders --
  From net investment income                        $  (0.50)         $  (0.50)         $  (0.49)       $  (0.51)       $  (0.52)
  In excess of net investment income                    --                --               (0.00)+++       (0.00)+++        --
                                                    --------          --------          --------        --------        --------
  Total distributions declared to shareholders      $  (0.50)         $  (0.50)         $  (0.49)       $  (0.51)       $  (0.52)
                                                    --------          --------          --------        --------        --------
Net asset value -- end of period                    $  11.44          $  10.94          $  11.74        $  11.77        $  11.31
                                                    --------          --------          --------        --------        --------
Total return                                            9.34%            (2.53)%            3.97%           8.72%           4.47%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            1.60%             1.60%             1.67%           1.75%           1.87%
  Net investment income                                 4.48%             4.48%             4.13%           4.33%           4.57%
Portfolio turnover                                         9%               30%               13%             17%             21%
Net assets at end of period (000 Omitted)           $ 16,170          $ 14,727          $ 17,166        $ 15,472        $ 13,587

----------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.48          $   0.48          $   0.48        $   0.50            --
      Ratios (to average net assets):
        Expenses##                                      1.80%             1.78%             1.79%           1.82%           --
        Net investment income                           4.28%             4.30%             4.01%           4.26%           --
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.


----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      Speculative Bonds                                             x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 --*
    Leveraging Transactions
      Bank Borrowings                                               --*
      Mortgage "Dollar-Roll" Transactions                           x**
      Reverse Repurchase Agreements                                 --*
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Restricted Securities                                           x
    Short Sales                                                     --
    Short Sales Against the Box                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    Warrants                                                        x
    "When-Issued" Securities                                        x

    ------------
     * May only be changed with shareholder approval.
    ** Each fund may only enter into "covered" mortgage dollar-roll transactions, meaning that a fund segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

----------
APPENDIX B
----------


                                                      TAX EQUIVALENT YIELD TABLES
                                       (RATES FOR 2001 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New
York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to
2001. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

ALABAMA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          13.90%    3.48%   4.65%   5.81%    6.97%    8.13%    9.29%   0.100    0.043330    0.1390
                     $      0- 12,000     13.90     3.48    4.65    5.81     6.97     8.13     9.29    0.100    0.043332    0.1390
$  6,000- 27,050                          19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
                     $ 12,000- 45,200     19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
$ 27,050- 65,550     $ 45,200-109,250     31.13     4.36    5.81    7.26     8.71    10.16    11.62    0.275    0.050000    0.3113
$ 65,550-136,750     $109,250-166,500     33.98     4.54    6.06    7.57     9.09    10.60    12.12    0.305    0.050000    0.3398
$136,750-297,350     $166,500-297,350     38.73     4.90    6.53    8.16     9.79    11.42    13.06    0.355    0.050000    0.3873
$297,350 & Over      $297,350 & Over      42.15     5.19    6.91    8.64    10.37    12.10    13.83    0.391    0.050000    0.4215

   * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Alabama rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



ARKANSAS -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          11.58%    3.39%   4.52%   5.65%    6.79%    7.92%    9.05%   0.100    0.017503    0.1158
                     $      0- 12,000     12.59     3.43    4.58    5.72     6.86     8.01     9.15    0.100    0.028752    0.1259
$  6,000- 27,050                          19.52     3.73    4.97    6.21     7.46     8.70     9.94    0.150    0.053137    0.1952
                     $ 12,000- 45,200     20.50     3.77    5.03    6.29     7.55     8.81    10.06    0.150    0.064730    0.2050
$ 27,050- 65,550     $ 45,200-109,250     32.58     4.45    5.93    7.42     8.90    10.38    11.87    0.275    0.070000    0.3258
$ 65,550-136,750     $109,250-166,500     35.37     4.64    6.19    7.74     9.28    10.83    12.38    0.305    0.070000    0.3537
$136,750-297,350     $166,500-297,350     40.02     5.00    6.67    8.34    10.00    11.67    13.34    0.355    0.070000    0.4002
$297,350 & Over      $297,350 & Over      43.36     5.30    7.06    8.83    10.59    12.36    14.12    0.391    0.070000    0.4336

   * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket. Table does not include local taxes.
 *** Combined Federal and Arkansas rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

CALIFORNIA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          10.98%    3.37%   4.49%   5.62%    6.74%    7.86%    8.99%   0.100    0.010900    0.1098
                     $      0- 12,000     10.98     3.37    4.49    5.62     6.74     7.86     8.99    0.100    0.010901    0.1098
$  6,000- 27,050                          18.37     3.68    4.90    6.13     7.35     8.58     9.80    0.150    0.039705    0.1837
                     $ 12,000- 45,200     17.91     3.65    4.87    6.09     7.31     8.53     9.75    0.150    0.034265    0.1791
$ 27,050- 65,550                          33.98     4.54    6.06    7.57     9.09    10.60    12.12    0.275    0.089362    0.3398
                     $ 42,200-109,250     33.59     4.52    6.02    7.53     9.03    10.54    12.05    0.275    0.084041    0.3359
$ 65,550-136,750     $109,250-166,500     36.96     4.76    6.35    7.93     9.52    11.10    12.69    0.305    0.093000    0.3696
$136,750-297,350     $166,500-297,350     41.50     5.13    6.84    8.55    10.26    11.97    13.68    0.355    0.093000    0.4150
$297,350 & Over      $297,350 & Over      44.76     5.43    7.24    9.05    10.86    12.67    14.48    0.391    0.093000    0.4476

   * Net amount subject to Federal and California personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and California rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



GEORGIA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          12.70%    3.44%   4.58%   5.73%    6.87%    8.02%    9.16%   0.100    0.029998    0.1270
                     $      0- 12,000     13.45     3.47    4.62    5.78     6.93     8.09     9.24    0.100    0.038333    0.1345
$  6,000- 27,050                          20.06     3.75    5.00    6.25     7.51     8.76    10.01    0.150    0.059525    0.2006
                     $ 12,000- 45,200     20.10     3.75    5.01    6.26     7.51     8.76    10.01    0.150    0.060000    0.2010
$ 27,050- 65,550     $ 45,200-109,250     31.85     4.40    5.87    7.34     8.80    10.27    11.74    0.275    0.060000    0.3185
$ 65,550-136,750     $109,250-166,500     34.67     4.59    6.12    7.65     9.18    10.71    12.25    0.305    0.060000    0.3467
$136,750-297,350     $166,500-297,350     39.37     4.95    6.60    8.25     9.90    11.55    13.19    0.355    0.060000    0.3937
$297,350 & Over      $297,350 & Over      42.75     5.24    6.99    8.73    10.48    12.23    13.97    0.391    0.060000    0.4275

   * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Georgia rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

MARYLAND -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          13.51%    3.47%   4.62%   5.78%    6.94%    8.09%    9.25%   0.100    0.038997    0.1351
                     $      0- 12,000     13.91     3.48    4.65    5.81     6.97     8.13     9.29    0.100    0.043498    0.1391
$  6,000- 27,050                          19.08     3.71    4.94    6.18     7.41     8.65     9.89    0.150    0.048000    0.1908
                     $ 12,000- 45,200     19.08     3.71    4.94    6.18     7.41     8.65     9.89    0.150    0.048000    0.1908
$ 27,050- 65,550     $ 45,200-109,250     30.98     4.35    5.80    7.24     8.69    10.14    11.59    0.275    0.048000    0.3098
$ 65,550-136,750     $109,250-166,500     33.84     4.53    6.05    7.56     9.07    10.58    12.09    0.305    0.048000    0.3384
$136,750-297,350     $166,500-297,350     38.60     4.89    6.51    8.14     9.77    11.40    13.03    0.355    0.048000    0.3860
$297,350 & Over      $297,350 & Over      42.02     5.17    6.90    8.62    10.35    12.07    13.80    0.391    0.048000    0.4202

   * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes ranging from 1.0% to 3.1%.
 *** Combined Federal and Maryland rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



                                     THE MASSACHUSETTS RATE OF 5.6% IS BASED ON 2001 TAX RATES

MASSACHUSETTS -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000     $      0- 12,000     15.04%    3.53%   4.71%   5.89%    7.06%    8.24%    9.42%   0.100    0.056000    0.1504
$  6,000- 27,050     $ 12,000- 45,200     19.76     3.74    4.99    6.23     7.48     8.72     9.97    0.150    0.056000    0.1976
$ 27,050- 65,550     $ 45,200-109,250     31.56     4.38    5.84    7.31     8.77    10.23    11.69    0.275    0.056000    0.3156
$ 65,550-136,750     $109,250-166,500     34.39     4.57    6.10    7.62     9.14    10.67    12.19    0.305    0.056000    0.3439
$136,750-297,350     $166,500-297,350     39.11     4.93    6.57    8.21     9.85    11.50    13.14    0.355    0.056000    0.3911
$297,350 & Over      $297,350 & Over      42.15     5.22    6.96    8.70    10.44    12.18    13.92    0.391    0.056000    0.4251

   * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



MISSISSIPPI -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          12.85%    3.44%   4.59%   5.74%    6.88%    8.03%    9.18%   0.100    0.031662    0.1285
                     $      0- 12,000     13.37     3.46    4.62    5.77     6.93     8.08     9.23    0.100    0.037498    0.1337
$  6,000- 27,050                          19.09     3.71    4.94    6.18     7.42     8.65     9.89    0.150    0.048100    0.1909
                     $ 12,000- 45,200     19.25     3.72    4.95    6.19     7.43     8.67     9.91    0.150    0.050000    0.1925
$ 27,050- 65,550     $ 45,200-109,250     31.13     4.36    5.81    7.26     8.71    10.16    11.62    0.275    0.050000    0.3113
$ 65,550-136,750     $109,250-166,500     33.98     4.54    6.06    7.57     9.09    10.60    12.12    0.305    0.050000    0.3398
$136,750-297,350     $166,500-297,350     38.73     4.90    6.53    8.16     9.79    11.42    13.06    0.355    0.050000    0.3873
$297,350 & Over      $297,350 & Over      42.15     5.19    6.91    8.64    10.37    12.10    13.83    0.391    0.050000    0.4215

   * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Mississippi rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          13.60%    3.47%   4.63%   5.79%    6.94%    8.10%    9.26%   0.100    0.039993    0.136
                     $      0- 12,000     13.60     3.47    4.63    5.79     6.94     8.10     9.26    0.100    0.039997    0.136
$  6,000- 27,050                          19.91     3.75    4.99    6.24     7.49     8.74     9.99    0.150    0.057764    0.1991
                     $ 12,000- 45,200     19.67     3.73    4.98    6.22     7.47     8.71     9.96    0.150    0.054886    0.1967
$ 27,050- 65,550     $ 45,200-109,250     32.47     4.44    5.92    7.40     8.88    10.37    11.85    0.275    0.068500    0.3247
$ 65,550-136,750     $109,250-166,500     35.26     4.63    6.18    7.72     9.27    10.81    12.36    0.305    0.068500    0.3526
$136,750-297,350     $166,500-297,350     39.92     4.99    6.66    8.32     9.99    11.65    13.32    0.355    0.068500    0.3992
$297,350 & Over      $297,350 & Over      43.27     5.29    7.05    8.81    10.58    12.34    14.10    0.391    0.068500    0.4327

   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and New York rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                        TAX-EXEMPT YIELD
------------------------------------       INCOME   -------------------------------------------
     SINGLE              JOINT              TAX
      2000               2000             BRACKET** 3.0%   4.0%   5.0%    6.0%    7.0%    8.0%
-----------------  -----------------      --------  -------------------------------------------
$      0-  6,000                           16.05%   3.57%  4.76%  5.96%   7.15%   8.34%   9.53%
                   $      0- 12,000        16.05    3.57   4.77   5.96    7.15    8.34    9.53
$  6,000- 27,050                           22.00    3.85   5.13   6.41    7.69    8.97   10.26
$ 27,050- 50,000                           33.92    4.54   6.05   7.57    9.08   10.59   12.11
$ 50,000- 65,550                           33.60    4.52   6.02   7.53    9.04   10.54   12.05
                   $ 12,000- 45,200        22.34    3.86   5.15   6.44    7.73    9.01   10.30
                   $ 45,200- 90,000        34.18    4.56   6.08   7.60    9.12   10.64   12.15
                   $ 90,000-109,250        33.31    4.50   6.00   7.50    9.00   10.50   12.00
$ 65,550-136,750                           37.95    4.83   6.45   8.06    9.67   11.28   12.89
                   $109,250-166,500        37.95    4.83   6.45   8.06    9.67   11.28   12.89
$136,750-297,350   $166,500-297,350        42.42    5.21   6.95   8.68   10.42   12.16   13.89
$297,350 & Over    $297,350 & Over         45.63    5.52   7.36   9.20   11.04   12.87   14.71


-------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                               7%       14%     COMBINED
------------------------------------             AVERAGE   AVERAGE    AVERAGE   AVERAGE+   FED. &
     SINGLE              JOINT          FEDERAL   STATE     CITY       ADD'L     ADD'L       ST.
      2000               2000           RATE****  RATE      RATE    SURCHARGE   SURCHARGE  RATE***
-----------------  -----------------    ------  --------  --------  ---------   ---------  -------
$      0-  6,000                         0.100   0.039993  0.025496  0.001785   0.000000    0.1605
                   $      0- 12,000      0.100   0.039997  0.025498  0.001785   0.000000    0.1606
$  6,000- 27,050                         0.150   0.057764  0.022942  0.001606   0.000000    0.22
$ 27,050- 50,000                         0.275   0.068500  0.018777  0.001314   0.000000    0.3392
$ 50,000- 65,550                         0.275   0.068500  0.012925  0.000905   0.001809    0.336
                   $ 12,000- 45,200      0.150   0.054886  0.029413  0.002059   0.000000    0.2234
                   $ 45,200- 90,000      0.275   0.068500  0.022033  0.001542   0.000000    0.3418
                   $ 90,000-109,250      0.275   0.068500  0.009617  0.000673   0.001346    0.3331
$ 65,550-136,750                         0.305   0.068500  0.032000  0.002240   0.004480    0.3795
                   $109,250-166,500      0.305   0.068500  0.032000  0.002240   0.004480    0.3795
$136,750-297,350   $166,500-297,350      0.355   0.068500  0.032000  0.002240   0.004480    0.4242
$297,350 & Over    $297,350 & Over       0.391   0.068500  0.032000  0.002240   0.004480    0.4563

   * Net  amount  subject  to  Federal  and  New York personal income tax after deductions and exemptions.
  ** Effective  combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined  Federal  and  New  York  rate  assumes  itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)
   + Estimated Additional Surcharge on the Excess Income of $50,000 for Single and $90,000 for Married Filing Jointly. Rates are
     calculated based the average taxable income over the floor amount.



NORTH CAROLINA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                         15.40%    3.55%    4.73%    5.91%   7.09%    8.27%    9.46%   0.100    0.059990    0.1540
                   $      0- 12,000      15.40     3.55     4.73     5.91    7.09     8.27     9.46    0.100    0.059995    0.1540
$  6,000- 27,050                         20.68     3.78     5.04     6.30    7.56     8.83    10.09    0.150    0.066793    0.2068
                   $ 12,000- 45,200      20.71     3.78     5.04     6.31    7.57     8.83    10.09    0.150    0.067214    0.2071
$ 27,050- 65,550                         32.65     4.45     5.94     7.42    8.91    10.39    11.88    0.275    0.071081    0.3265
                   $ 45,200-109,250      32.65     4.45     5.94     7.42    8.91    10.39    11.88    0.275    0.071083    0.3265
$ 65,550-136,750   $109,250-166,500      35.89     4.68     6.24     7.80    9.36    10.92    12.48    0.305    0.077500    0.3589
$136,750-297,350   $166,500-297,350      40.50     5.04     6.72     8.40   10.08    11.76    13.45    0.355    0.077500    0.4050
$297,350 & Over    $297,350 & Over       43.82     5.34     7.12     8.90   10.68    12.46    14.24    0.391    0.077500    0.4382

   * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and North Carolina rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

PENNSYLVANIA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000   $      0- 12,000      12.52%    3.43%    4.57%    5.72%   6.86%    8.00%    9.14%   0.100    0.028000    0.1252
$  6,000- 27,050   $ 12,000- 45,200      17.38     3.63     4.84     6.05    7.26     8.47     9.68    0.150    0.028000    0.1738
$ 27,050- 65,550   $ 45,200-109,250      29.53     4.26     5.68     7.10    8.51     9.93    11.35    0.275    0.028000    0.2953
$ 65,550-136,750   $109,250-166,500      32.45     4.44     5.92     7.40    8.88    10.36    11.84    0.305    0.028000    0.3245
$136,750-297,350   $166,500-297,350      37.31     4.79     6.38     7.98    9.57    11.17    12.76    0.355    0.028000    0.3731
$297,350 & Over    $297,350 & Over       40.81     5.07     6.76     8.45   10.14    11.83    13.52    0.391    0.028000    0.4081

   * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket. Table does not include local taxes ranging from 1.0% to 3.2%.
 *** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



SOUTH CAROLINA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                         12.73%    3.44%   4.58%    5.73%    6.88%    8.02%    9.17%   0.100    0.030371    0.1273
                   $      0- 12,000      13.79     3.48    4.64     5.80     6.96     8.12     9.28    0.100    0.042085    0.1379
$  6,000- 27,050                         20.56     3.78    5.04     6.29     7.55     8.81    10.07    0.150    0.065382    0.2056
                   $ 12,000- 45,200      20.95     3.80    5.06     6.33     7.59     8.86    10.21    0.150    0.070000    0.2095
$ 27,050- 65,550   $ 45,200-109,250      32.58     4.45    5.93     7.42     8.90    10.38    11.87    0.275    0.070000    0.3258
$ 65,550-136,750   $109,250-166,500      35.37     4.64    6.19     7.74     9.28    10.83    12.38    0.305    0.070000    0.3537
$136,750-297,350   $166,500-297,350      40.02     5.00    6.67     8.34    10.00    11.67    13.34    0.355    0.070000    0.4002
$297,350 & Over    $297,350 & Over       43.36     5.30    7.06     8.83    10.59    12.36    14.12    0.391    0.070000    0.4336

   * Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket. Table does not include local taxes.
 *** Combined Federal and South Carolina rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

TENNESSEE -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000   $      0- 12,000    15.40%    3.55%    4.73%    5.91%     7.09%    8.27%    9.46%   0.100    0.060000    0.1540
$  6,000- 27,050   $ 12,000- 45,200    20.10     3.75     5.01     6.26      7.51     8.76    10.01    0.150    0.060000    0.2010
$ 27,050- 65,550   $ 45,200-109,250    31.85     4.40     5.87     7.34      8.80    10.27    11.74    0.275    0.060000    0.3185
$ 65,550-136,750   $109,250-166,500    34.67     4.59     6.12     7.65      9.18    10.71    12.25    0.305    0.060000    0.3467
$136,750-297,350   $166,500-297,350    39.37     4.95     6.60     8.25      9.90    11.55    13.19    0.355    0.060000    0.3937
$297,350 & Over    $297,350 & Over     42.75     5.24     6.99     8.73     10.48    12.23    13.97    0.391    0.060000    0.4275

   * Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Tennessee rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)



VIRGINIA -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          12.55%    3.43%   4.57%   5.72%    6.86%    8.00%    9.15%   0.100    0.028330    0.1255
                     $      0- 12,000     13.52     3.47    4.63    5.78     6.94     8.09     9.25    0.100    0.039165    0.1352
$  6,000- 27,050                          19.55     3.73    4.97    6.22     7.46     8.70     9.94    0.150    0.053581    0.1955
                     $ 12,000- 45,200     19.79     3.74    4.99    6.23     7.48     8.73     9.97    0.150    0.056370    0.1979
$ 27,050- 65,550     $ 45,200-109,250     31.67     4.39    5.85    7.32     8.78    10.24    11.71    0.275    0.057500    0.3167
$ 65,550-136,750     $109,250-166,500     34.50     4.58    6.11    7.63     9.16    10.69    12.21    0.305    0.057500    0.3450
$136,750-297,350     $166,500-297,350     39.21     4.94    6.58    8.23     9.87    11.52    13.16    0.355    0.057500    0.3921
$297,350 & Over      $297,350 & Over      42.60     5.23    6.97    8.71    10.45    12.20    13.94    0.391    0.057500    0.4260

   * Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and Virginia rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

WEST VIRGINIA --  2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
---------------------------------------   INCOME                   TAX-EXEMPT YIELD                             AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       2001                 2001         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%    RATE****    RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0-  6,000                          12.70%    3.44%   4.58%   5.73%    6.87%    8.02%    9.16%   0.100    0.029995    0.1270
                     $      0- 12,000     12.85     3.44    4.59    5.74     6.88     8.03     9.18    0.100    0.031664    0.1285
$  6,000- 27,050                          18.28     3.67    4.89    6.12     7.34     8.57     9.79    0.150    0.038587    0.1828
                     $ 12,000- 45,200     18.86     3.70    4.93    6.16     7.39     8.63     9.86    0.150    0.045392    0.1886
$ 27,050- 65,550                          31.54     4.38    5.84    7.30     8.76    10.22    11.69    0.275    0.055675    0.3154
                     $ 45,200-109,250     32.13     4.42    5.89    7.37     8.84    10.31    11.79    0.275    0.063845    0.3213
$ 65,550-136,750     $109,250-166,500     35.02     4.62    6.16    7.69     9.23    10.77    12.31    0.305    0.065000    0.3502
$136,750-297,350     $166,500-297,350     39.69     4.97    6.63    8.29     9.95    11.61    13.26    0.355    0.065000    0.3969
$297,350 & Over      $297,350 & Over      43.06     5.27    7.02    8.78    10.54    12.29    14.05    0.391    0.065000    0.4306

   * Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
     Table does not include local taxes.
 *** Combined Federal and West Virginia rate assumes itemization of state tax deduction.
**** Table based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)


MFS(R) MUNICIPAL SERIES TRUST

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on the funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2001, provides more detailed information about the funds and is incorporated into this prospectus by reference.

  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

  The funds' Investment Company Act file number is 811-4096.

[LOGO] M F S(R)D]                                       STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


                                                                 AUGUST 1, 2001


MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 2001. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                              MST-13 7/01  600

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Funds.

-----------------
TABLE OF CONTENTS
-----------------
                                                                            Page
I       Definitions ....................................................      3
II      Management of the Funds ........................................      3
        The Funds ......................................................      3
        Trustees and Officers -- Identification and Background .........      3

        Trustee Compensation ...........................................      3

        Affiliated Service Provider Compensation .......................      3
III     Sales Charges and Distribution Plan Payments ...................      3
        Sales Charges ..................................................      3
        Distribution Plan  Payments ....................................      3
IV      Portfolio Transactions and Brokerage Commissions ...............      3

V       Share Ownership ................................................      3

VI      Performance Information ........................................      4
VII     Investment Techniques, Practices, Risks and Restrictions .......      4
        Investment Techniques, Practices and Risks .....................      4
        Investment Restrictions ........................................      4
VIII    Tax Considerations .............................................      5
IX      Independent Auditors and Financial Statements ..................      5
X       Additional Information Concerning the States ...................      5
        Appendix A -- Trustees and Officers -- Identification and
          Background ...................................................    A-1
        Appendix B -- Trustee Compensation .............................    B-1
        Appendix C -- Affiliated Service Provider Compensation .........    C-1
        Appendix D -- Sales Charges and Distribution Plan Payments .....    D-1
        Appendix E -- Portfolio Transactions and Brokerage Commissions .    E-1
        Appendix F -- Share Ownership ..................................    F-1
        Appendix G -- Performance Information ..........................    G-1
        Appendix H -- Additional Information Concerning the States .....    H-1

I     DEFINITIONS
      "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Funds, dated August 1, 2001, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUNDS


      THE FUNDS
      Each Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.


      TRUSTEE COMPENSATION
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

      MFS had contractually agreed to bear expenses for the Arkansas Fund, the Florida Fund and the Mississippi Fund, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed more than 0.40% of the average daily net assets of the series during a current fiscal year. The payments made by MFS on behalf of each series under this arrangement are currently subject to reimbursement by the series to MFS, and are being accomplished by the payment of an expense reimbursement fee by the series to MFS. This fee is computed and paid monthly at a percentage of the series' average daily net assets for its current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or on December 31, 2001.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Funds' schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI    PERFORMANCE INFORMATION
      Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices for each Fund:

        o Speculative Securities and Lower Rated Securities may not exceed one-third of a Fund's net assets;

        o Revenue Bonds may not exceed 100% of a Fund's net assets.

      INVESTMENT RESTRICTIONS
      Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
      (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

        Terms used below (such as Options and Futures Contracts) are defined in
      Part II of this SAI.

        The Funds may not:

          (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below);

          (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with Options, Futures Contracts and Options on Futures Contracts;

          (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;

          (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

          (5) make loans to other persons except by purchase of debt instruments consistent with a Fund's investment policies or except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days;

          (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except in connection with Futures Contracts, Options on Futures Contracts and, in the case of each Fund except the California Fund, options) in the ordinary course of business (the Trust reserves the freedom of action to hold for a Fund's portfolio and to sell real estate acquired as a result of that Fund's ownership of securities);

          (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or

          (8) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        As a non-fundamental policy, each Fund will not knowingly invest in illiquid securities including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

        In addition, the Trust has adopted the following operating policy for each Fund which is not fundamental and which may be changed without shareholder approval. The Trust may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) on behalf of a Fund (other than the California Fund) only with member banks of the Federal Reserve System and broker-dealers and only for U.S. Government securities. The Trust may enter into repurchase agreements on behalf of the California Fund with a vendor, which is usually a member bank of the Federal Reserve or a member firm (or a subsidiary thereof) of the Exchange, and only for U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Trust would have the right to sell the U.S. Government securities for that Fund, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) above, the Trust may not invest more than 10% of the total assets of any Fund in repurchase agreements maturing in more than seven days.

      STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Trust, the Trust will not, on behalf of: (i) any Fund borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the portfolio of the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)); (ii) any Fund invest for the purpose of exercising control or management; or; (iii) any Fund (except the California Fund) purchase securities (other than bonds, notes, and obligations issued or guaranteed by the United States or any agency or instrumentality of the United States, which may be purchased without limitation) if as a result, at the close of any quarter in the Trust's taxable year, 25% or more of a Fund's total assets would be invested in securities of any one issuer. In addition, the Trust will not, on behalf of the California Fund, pledge, mortgage or hypothecate for any purpose in excess of 15% of such Fund's net assets (taken at market value). These policies are not fundamental and may be changed by the Trust with respect to any Fund without shareholder approval in response to changes in the various state and federal requirements.

      PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction (1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of the non-fundamental investment policy on illiquid securities, a Fund will reduce the percentage of its assets invested in the illiquid investments in due course, taking into account the best interests of shareholders.

VIII  TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        For each Fund, the Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2001, the Statement of Operations for the year ended March 31, 2001, the Statement of Changes in Net Assets for the two years ended March 31, 2001, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of each Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Annual Report accompanies this SAI.


X     ADDITIONAL INFORMATION CONCERNING THE STATES

      Additional information concerning the state that each Fund concentrates its investments in is set forth in Appendix H to this Part I.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts  Financial  Services  Company,  Chairman and Chief Executive
    Officer

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: New York, New York


    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; Smith Barney CitiFunds (mutual funds), Trustee
    Address: Boston, Massachusetts


    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: Hunting Valley, Ohio


    OFFICERS
    JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
    Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary

    ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
    Massachusetts  Financial  Services  Company,  Vice President (since August
    2000); UAM Fund Services, Senior Vice President (prior to August 2000)

    LAURA F. HEALY,* Assistant Treasurer (born 3/20/64)
    Massachusetts Financial Services Company, Vice President
    (since December 1996); State Street Bank and Trust Company,
    Assistant Vice President (prior to December 1996)

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts  Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)

    JAMES O. YOST,* Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President

    ----------------
    * "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

-------------------
PART I - APPENDIX B
-------------------

    TRUSTEE COMPENSATION

    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund a fee of $833 per year plus $67 per meeting and $67 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Funds -- Trustee
    Retirement Plan" in Part II. The Retirement Age under the plan is 75.

    TRUSTEE COMPENSATION TABLES
    ............................................................................................................
    ALABAMA FUND                              RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,633                $817                     12                   $148,734
    Lawrence H. Cohn            1,520                 541                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     13                    135,084
    Abby M. O'Neill             1,433                 591                     11                    128,034
    Walter E. Robb, III         1,654                 680                      9                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,645                 593                     20                    153,526
    Ward Smith                  1,711                 660                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                               YEARS OF SERVICE
         AVERAGE                 -----------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------            -----------------------------------------------------------------------------
         $1,290                    $194                   $323                   $452                 $645
          1,409                     211                    352                    493                  704
          1,527                     229                    382                    534                  764
          1,646                     247                    411                    576                  823
          1,764                     265                    441                    617                  882
          1,882                     282                    471                    659                  941


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    ARKANSAS FUND                             RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------


    Marshall N. Cohan          $1,567                $735                     10                   $148,734
    Lawrence H. Cohn            1,544                 550                     19                    143,874
    Sir J. David Gibbons        1,500                 675                     11                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,611                 691                      9                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,570                 597                     20                    153,526
    Ward Smith                  1,637                 664                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                             YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,530                     230                    383                    536                  765
          1,620                     243                    405                    567                  810
          1,711                     257                    428                    599                  855
          1,801                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    CALIFORNIA FUND                           RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,633               $  817                    14                   $148,734
    Lawrence H. Cohn            1,567                  577                    19                    143,874
    Sir J. David Gibbons        1,500                  750                    14                    135,084
    Abby M. O'Neill             1,433                  591                    11                    128,034
    Walter E. Robb, III         1,701                  901                    17                    157,524
    Arnold D. Scott                 0                    0                   N/A                          0
    Jeffrey L. Shames               0                    0                   N/A                          0
    J. Dale Sherratt            1,670                  606                    20                    153,526
    Ward Smith                  1,737                  675                    13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................


                                                   YEARS OF SERVICE
         AVERAGE                   ---------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              ---------------------------------------------------------------------------
         $1,290                    $193                   $322                   $451                 $645
          1,414                     212                    353                    495                  707
          1,538                     231                    384                    538                  769
          1,662                     249                    416                    582                  831
          1,786                     268                    447                    625                  893
          1,910                     287                    478                    669                  955


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.



    ............................................................................................................
    FLORIDA FUND                              RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,566                $735                     10                   $148,734
    Lawrence H. Cohn            1,535                 543                     19                    143,874
    Sir J. David Gibbons        1,050                 675                     11                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,602                 682                      9                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,569                 594                     20                    153,526
    Ward Smith                  1,636                 661                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                              YEARS OF SERVICE
         AVERAGE                   ---------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              ---------------------------------------------------------------------------
         $  945                    $142                   $236                   $331                 $473
          1,116                     167                    279                    391                  558
          1,287                     193                    322                    450                  643
          1,458                     219                    364                    510                  729
          1,629                     244                    407                    570                  814
          1,800                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    GEORGIA FUND                              RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------


    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,524                 538                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,591                 847                     14                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,569                 592                     20                    153,526
    Ward Smith                  1,635                 659                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                              YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,529                     229                    382                    535                  765
          1,619                     243                    405                    567                  810
          1,709                     256                    427                    598                  854
          1,799                     270                    450                    629                  899


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    MARYLAND FUND                             RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,633                $817                     14                   $148,734
    Lawrence H. Cohn            1,536                 553                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,433                 591                     11                    128,034
    Walter E. Robb, III         1,669                 868                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,652                 598                     20                    153,526
    Ward Smith                  1,719                 665                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                              YEARS OF SERVICE
         AVERAGE                   ---------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              ---------------------------------------------------------------------------
         $1,290                    $194                   $323                   $452                 $645
          1,410                     212                    353                    494                  705
          1,530                     230                    383                    536                  765
          1,651                     248                    413                    578                  825
          1,771                     266                    443                    620                  885
          1,891                     284                    473                    662                  946


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    MASSACHUSETTS FUND                        RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $817                     17                   $148,734
    Lawrence H. Cohn            1,588                 573                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,655                 896                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,573                 605                     20                    153,526
    Ward Smith                  1,640                 674                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                              YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                $  675
          1,444                     217                    361                    505                   722
          1,538                     231                    385                    538                   769
          1,632                     245                    408                    571                   816
          1,726                     259                    432                    604                   863
          1,821                     273                    455                    637                   910


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    MISSISSIPPI FUND                          RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $653                      9                   $148,734
    Lawrence H. Cohn            1,529                 540                     19                    143,874
    Sir J. David Gibbons        1,500                 600                     10                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,596                 679                      9                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,569                 593                     20                    153,526
    Ward Smith                  1,636                 660                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.

    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                              YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,530                     229                    382                    535                  765
          1,620                     243                    405                    567                  810
          1,710                     256                    427                    598                  855
          1,800                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    NEW YORK FUND                             RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,547                 551                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,614                 865                     14                    157.524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,570                 597                     20                    153,526
    Ward Smith                  1,637                 665                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                   YEARS OF SERVICE
         AVERAGE                   ---------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              ---------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,530                     230                    383                    536                  765
          1,620                     243                    405                    567                  810
          1,711                     257                    428                    599                  855
          1,801                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    NORTH CAROLINA FUND                       RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------


    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,639                 604                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,706                 940                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,577                 617                     20                    153,526
    Ward Smith                  1,644                 687                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                   YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,455                     218                    364                    509                  728
          1,561                     234                    390                    546                  780
          1,666                     250                    416                    583                  833
          1,771                     266                    443                    620                  886
          1,877                     281                    469                    657                  938


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    PENNSYLVANIA FUND                         RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $653                      9                   $148,734
    Lawrence H. Cohn            1,516                 533                     19                    143,874
    Sir J. David Gibbons        1,500                 600                     10                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,583                 671                      9                    157,524
    Arnold D. Scott                 0                N/A                     N/A                          0
    Jeffrey L. Shames               0                N/A                     N/A                          0
    J. Dale Sherratt            1,568                 590                     20                    153,526
    Ward Smith                  1,635                 657                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                   YEARS OF SERVICE
         AVERAGE                    -------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------               --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,529                     229                    382                    535                  765
          1,619                     243                    405                    567                  810
          1,709                     256                    427                    598                  854
          1,799                     270                    450                    629                  899


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    SOUTH CAROLINA FUND                       RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,557                 558                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,623                 874                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,571                 599                     20                    153,526
    Ward Smith                  1,638                 667                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                   YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,531                     230                    383                    536                  765
          1,621                     243                    405                    567                  811
          1,711                     257                    428                    599                  856
          1,802                     270                    450                    631                  901


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    TENNESSEE FUND                            RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------


    Marshall N. Cohan          $1,567                $817                     13                   $148,734
    Lawrence H. Cohn            1,545                 549                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,612                 862                     13                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,570                 596                     20                    153,526
    Ward Smith                  1,637                 663                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................


                                                   YEARS OF SERVICE
         AVERAGE                   ---------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              ---------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,530                     230                    383                    536                  765
          1,620                     243                    405                    567                  810
          1,711                     257                    428                    599                  855
          1,801                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    VIRGINIA FUND                             RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------


    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,628                 599                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,695                 934                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,577                 615                     20                    153,526
    Ward Smith                  1,643                 685                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................

                                                   YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,453                     218                    363                    509                  726
          1,556                     233                    389                    545                  778
          1,659                     249                    415                    581                  829
          1,762                     264                    440                    617                  881
          1,865                     280                    466                    653                  932


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


    ............................................................................................................
    WEST VIRGINIA FUND                        RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------

    Marshall N. Cohan          $1,567                $817                     14                   $148,734
    Lawrence H. Cohn            1,549                 552                     19                    143,874
    Sir J. David Gibbons        1,500                 750                     14                    135,084
    Abby M. O'Neill             1,500                 591                     11                    128,034
    Walter E. Robb, III         1,616                 866                     17                    157,524
    Arnold D. Scott                 0                   0                    N/A                          0
    Jeffrey L. Shames               0                   0                    N/A                          0
    J. Dale Sherratt            1,571                 597                     20                    153,526
    Ward Smith                  1,637                 665                     13                    160,351

    ----------------
    (1) For the fiscal year ending March 31, 2001.


    (2) Based upon normal retirement age (75).


    (3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ............................................................................................................


                                                   YEARS OF SERVICE
         AVERAGE                   --------------------------------------------------------------------------
    TRUSTEES FEES(5)                3                      5                      7                10 OR MORE
    -----------------              --------------------------------------------------------------------------
         $1,350                    $203                   $338                   $473                 $675
          1,440                     216                    360                    504                  720
          1,530                     230                    383                    536                  765
          1,620                     243                    405                    567                  810
          1,711                     257                    428                    599                  855
          1,801                     270                    450                    630                  900


    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    (5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.


-------------------
PART I - APPENDIX C
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..............................................................................................................................

    Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                                 PAID TO MFS       AMOUNT      PAID TO MFS FOR       PAID TO MFSC        AGGREGATE
                                                 FOR ADVISORY      WAIVED       ADMINISTRATIVE       FOR TRANSFER     AMOUNT PAID TO
    FISCAL YEAR ENDED          FUND                SERVICES        BY MFS          SERVICES        AGENCY SERVICES     MFS AND MFSC
    --------------------------------------------------------------------------------------------------------------------------------

    March 31, 2001             Alabama Fund ..    $  305,468      $173,981         $12,943             $ 87,276          $  405,687
                               Arkansas Fund .       662,393       240,413          17,878              120,566             800,837
                               California Fund       838,687       684,875          41,300              277,351           1,157,338
                               Florida Fund ..       295,696       168,437          12,497               84,485             392,678
                               Georgia Fund ..       226,506       129,013           9,602               64,716             300,824
                               Maryland Fund .       496,208       282,634          21,022              141,774             659,004
                               Massachusetts
                                 Fund ........       827,979       471,704          35,014              236,566           1,099,559
                               Mississippi
                                 Fund ........       263,637       150,212          11,173               75,325             350,135
                               New York Fund .       435,769       247,926          18,505              124,506             578,780
                               North Carolina
                                 Fund ........     1,302,424       742,034          55,195              372,121           1,729,740
                               Pennsylvania
                                 Fund ........       162,021        92,906           6,826               46,235             215,082
                               South Carolina
                                 Fund ........       524,080       298,629          22,253              149,737             696,070
                               Tennessee Fund        423,797       241,490          21,188              121,085             566,070
                               Virginia Fund .     1,187,442       676,702          50,431              339,269           1,577,142
                               West Virginia
                                 Fund ........       458,391       261,183          19,423              130,970             608,784

    March 31, 2000             Alabama Fund ..    $  310,471      $154,290         $10,962             $ 84,661          $  406,094

                               Arkansas Fund .       460,834       228,603          16,251              125,367             602,452
                               California Fund       564,832       988,734          36,633              282,416             883,881
                               Florida Fund ..       335,536       166,138          11,835               91,223             438,594
                               Georgia Fund ..       245,098       121,633           8,630               66,688             320,416
                               Maryland Fund .       551,009       273,437          19,445              149,921             720,375
                               Massachusetts
                                 Fund ........       913,613       453,353          32,196              248,573           1,194,382
                               Mississippi
                                 Fund ........       285,271       142,465          10,032               77,789             373,092
                               New York Fund .       492,970       244,146          17,369              134,032             644,371
                               North Carolina
                                 Fund ........     1,466,927       727,042          51,781              398,955           1,917,663
                               Pennsylvania
                                 Fund ........       165,829        82,459           5,857               45,174             216,860
                               South Carolina
                                 Fund ........       609,767       301,632          21,540              165,726             797,033
                               Tennessee Fund        481,718       238,450          17,041              130,957             629,716
                               Virginia Fund .     1,376,483       681,496          48,622              374,221           1,799,326
                               West  Virginia
                                 Fund ........       515,889       255,839          18,204              140,333             674,426

    March 31, 1999             Alabama Fund ..    $  358,131      $101,206         $10,459             $ 93,747          $  462,337
                               Arkansas Fund .       587,793       165,631          17,168              153,988             758,949
                               California Fund     1,054,020       504,007          35,033              318,592           1,407,645
                               Florida Fund ..       406,928       115,587          11,857              106,803             525,588
                               Georgia Fund ..       308,234        86,945           8,988               80,775             397,997
                               Maryland Fund .       660,060       187,289          19,224              173,209             852,493
                               Massachusetts
                                 Fund ........     1,120,688       317,038          32,667              293,874           1,447,229
                               Mississippi
                                 Fund ........       328,339        92,749           9,599               86,069             424,007
                               New York Fund .       619,382       174,958          18,071              162,359             799,812
                               North Carolina
                                 Fund ........     1,841,250       519,591          53,811              482,539           2,377,600
                               Pennsylvania
                                 Fund ........       177,731        50,581           5,215               46,896             229,842
                               South Carolina
                                 Fund ........       764,290       216,017          22,313              200,373             986,976
                               Tennessee Fund        547,030       154,783          16,004              143,458             706,492
                               Virginia Fund .     1,741,013       491,314          50,821              456,269           2,248,103
                               West Virginia
                                 Fund ........       631,768       178,516          18,443              165,623             815,834

-------------------
PART I - APPENDIX D
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................

    The following sales charges were paid during the specified periods:

                                                   CLASS A INITIAL SALES CHARGES:           CDSC PAID TO MFD ON:

                                                             RETAINED    REALLOWED      CLASS A     CLASS B     CLASS C
    FISCAL YEAR END       FUND                     TOTAL      BY MFD     TO DEALERS      SHARES      SHARES      SHARES
    -------------------------------------------------------------------------------------------------------------------

    March 31, 2001       Alabama Fund ........   $ 94,161    $ 17,762    $ 76,399       $     0     $ 31,899       N/A
                         Arkansas Fund .......    127,147      22,875     104,272             0       17,114        N/A
                         California Fund .....    350,419      42,525     307,894         5,758      158,289    $14,955
                         Florida Fund ........    179,017      32,664     146,353             0       53,143        N/A
                         Georgia Fund ........     92,649      17,096      75,553             0       44,535        N/A
                         Maryland Fund .......    244,642      34,183     210,459             0       55,975        N/A
                         Massachusetts Fund ..    260,554      39,404     221,150         7,575       63,600        N/A
                         Mississippi Fund ....    128,734      22,046     106,688             0        7,719        N/A
                         New York Fund .......    116,670      14,271     102,399             0       50,780          0
                         North Carolina Fund .    388,472      72,630     315,842             0       98,272      1,207
                         Pennsylvania Fund ...    213,235      36,539     176,696             0       26,376        N/A
                         South Carolina Fund .    109,760      17,523      92,237         2,040       70,438        N/A
                         Tennessee Fund ......    116,048      21,576      94,472           885       37,021        N/A
                         Virginia Fund .......    343,790      65,739     278,051             0       77,682        611
                         West Virginia Fund ..    156,574      28,205     128,369             0       20,268        N/A
    March 31, 2000       Alabama Fund ........   $ 88,469    $ 17,063    $ 71,406       $     0     $ 53,709        N/A
                         Arkansas Fund .......    124,270      22,313     101,957             0       36,185        N/A
                         California Fund .....    437,121      53,828     383,293        11,599      149,300    $ 7,727
                         Florida Fund ........    127,006      22,597     104,409         9,433       80,799        N/A
                         Georgia Fund ........     47,920       8,538      39,382             0       28,795        N/A
                         Maryland Fund .......    191,662      34,078     157,584           855       81,284        N/A
                         Massachusetts Fund ..    254,689      46,975     207,714         9,382      100,946        N/A
                         Mississippi Fund ....    155,804      24,499     131,305             0       10,638        N/A
                         New York Fund .......    162,948      19,734     143,214             0       73,574        N/A
                         North Carolina Fund .    402,815      75,154     327,661           231      110,362      6,051
                         Pennsylvania Fund ...    115,708      18,639      97,069             0       55,487        N/A
                         South Carolina Fund .    133,572      24,007     109,565         3,023       99,310        N/A
                         Tennessee Fund ......    123,248      23,888      99,360         9,417       86,595        N/A
                         Virginia Fund .......    355,331      64,808     290,523             0       90,561     14,021
                         West Virginia Fund ..    201,554      35,581     165,973             0       65,282        N/A
    March 31, 1999       Alabama Fund ........   $108,520    $ 19,748    $ 88,772       $     0     $  6,416        N/A
                         Arkansas Fund .......    198,528      36,328     162,200             0       21,721        N/A
                         California Fund .....    619,632      76,342     543,290           974      112,036    $ 4,652
                         Florida Fund ........    202,508      37,542     164,966             0       57,452        N/A
                         Georgia Fund ........    119,481      22,142      97,339         2,205       29,187        N/A
                         Maryland Fund .......    346,428      62,533     283,895         3,442       51,486        N/A
                         Massachusetts Fund ..    341,909      64,725     277,184             0       53,610        N/A
                         Mississippi Fund ....    166,909      32,149     134,760             0       15,725        N/A
                         New York Fund .......    154,861      18,378     136,483             0       47,716        N/A
                         North Carolina Fund .    505,625      93,621     412,004           442       96,529      5,784
                         Pennsylvania Fund ...    123,147      22,079     101,068             0       19,721        N/A
                         South Carolina Fund .    222,201      38,746     183,455             0       43,987        N/A
                         Tennessee Fund ......    159,324      29,488     129,836            18       55,141        N/A
                         Virginia Fund .......    573,270     100,381     472,889         3,937       87,226        177
                         West Virginia Fund ..    288,957      52,864     236,093             3       48,299        N/A

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
    Less than $100,000                                         4.00%
    $100,000 but less than $250,000                            3.20%
    $250,000 but less than $500,000                            2.25%
    $500,000 but less than $1,000,000                          1.70%
    $1,000,000 or more                                         None*

    ----------------
    * A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................


    During the fiscal year ended March 31, 2001, the Funds made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                                 PAID BY FUND         RETAINED BY MFD     PAID TO DEALERS
    --------------------------------------------------------------------------------------------------------

    Alabama Fund Class A .........................   $  189,970             $  7,724            $182,246
    Alabama Fund Class B .........................      112,887               85,042              27,845
    Arkansas  Fund Class A .......................      111,230                3,762             107,468
    Arkansas  Fund Class B .......................       80,966               70,123              10,843
    California Fund Class A ......................      198,957                8,621             190,336
    California Fund Class B ......................      557,475              479,438              78,037
    California Fund Class C ......................      145,946                    0             145,946
    Florida Fund Class A .........................            0                    0                   0
    Florida Fund Class B .........................      164,541              153,867              10,674
    Georgia Fund Class A .........................      121,544                3,210             118,334
    Georgia Fund Class B .........................      160,984              123,146              37,838
    Maryland  Fund Class A .......................      401,660              130,775             270,885
    Maryland  Fund Class B .......................      270,136              204,073              66,063
    Massachusetts Fund Class A ...................      731,705              272,130             459,575
    Massachusetts Fund Class B ...................      275,073              208,412              66,661
    Mississippi Fund Class A .....................            0                    0                   0
    Mississippi Fund Class B .....................       82,000               79,124               2,876
    New York Fund Class A ........................      256,806               11,525             245,281
    New York Fund Class B ........................      213,340              162,637              50,703
    New York Fund Class C ........................        4,492                   13               4,479
    North Carolina Fund Class A ..................    1,066,040              325,009             741,031
    North Carolina Fund Class B ..................      512,248              387,307             124,941
    North Carolina Fund Class C ..................      163,134                    0             163,134
    Pennsylvania Fund Class A ....................            0                    0                   0
    Pennsylvania Fund Class B ....................      145,481              136,942               8,539
    South Carolina Fund Class A ..................      415,099              125,220             289,879
    South Carolina Fund Class B ..................      311,373              235,032              76,341
    Tennessee Fund Class A .......................      347,313              105,737             241,576
    Tennessee Fund Class B .......................      218,526              164,848              53,678
    Virginia Fund Class A ........................    1,066,805              325,803             741,002
    Virginia Fund Class B ........................      288,496              218,238              70,258
    Virginia Fund Class C ........................       56,181                    0              56,181
    West Virginia Fund Class A ...................      405,717              125,292             280,425
    West Virginia Fund Class B ...................      150,494              113,414              37,080


    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX E
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by each Fund during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END               FUND                          PAID BY FUND
    ---------------------------------------------------------------------------

    March 31, 2001                                                  None
    March 31, 2000                                                  None
    March 31, 1999                                                  None

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended March 31, 2001, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 2001:

                                                            VALUE OF SECURITIES
    BROKER-DEALER                                           AS OF MARCH 31, 2001
    ----------------------------------------------------------------------------

      None

-------------------
PART I - APPENDIX F
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of June 30, 2001, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Funds'
    shares.


    25% OR GREATER OWNERSHIP

    The following table identifies those investors who beneficially own 25% or more of the Funds' shares (all share classes taken together) as of June 30, 2001, and are therefore presumed to control the Fund:


                                                         JURISDICTION OF ORGANIZATION               PERCENTAGE OWNERSHIP
    NAME AND ADDRESS OF INVESTOR                                (IF A COMPANY)
    --------------------------------------------------------------------------------------------------------------------
      None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Funds' shares as of
    June 30, 2001:


NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                         PERCENTAGE
 .......................................................................................................................

Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                          16.65%
(For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                          25.02%
4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                         10.11%
Jacksonville, FL 32246                                          Arkansas Fund -- Class B                         19.91%
                                                                California Fund -- Class A                        5.74%
                                                                California Fund -- Class B                       14.83%
                                                                California Fund -- Class C                       14.94%
                                                                Florida Fund -- Class A                          14.27%
                                                                Florida Fund -- Class B                          22.07%
                                                                Georgia Fund -- Class A                           7.03%
                                                                Georgia Fund -- Class B                          28.43%
                                                                Maryland Fund -- Class A                          7.02%
                                                                Maryland Fund -- Class B                          9.65%
                                                                Massachusetts Fund -- Class A                    12.82%
                                                                Massachusetts Fund -- Class B                     9.33%
                                                                Mississippi Fund -- Class A                      12.07%
                                                                Mississippi Fund -- Class B                      23.33%
                                                                New York Fund -- Class A                          7.56%
                                                                New York Fund -- Class B                         14.25%
                                                                Pennsylvania Fund -- Class B                     17.37%
                                                                South Carolina Fund -- Class A                    6.12%
                                                                South Carolina Fund -- Class B                    8.44%
                                                                Tennessee Fund -- Class A                         8.63%
                                                                Tennessee Fund -- Class B                        14.30%
                                                                Virginia Fund -- Class A                          6.76%
                                                                Virginia Fund -- Class B                         22.91%
                                                                Virginia Fund -- Class C                          7.91%
                                                                West Virginia Fund -- Class B                     6.24%
 .......................................................................................................................

Donaldson Lufkin Jenrette                                       Alabama Fund -- Class A                           8.72%
Securities Corporation Inc.                                     Arkansas Fund -- Class A                          5.49%
P.O. Box 2052
Jersey City, NJ 07303
 .......................................................................................................................

Cora B. Ledgerwood                                              Arkansas Fund -- Class B                          5.53%
Cherokee Village, AR
 .......................................................................................................................

Bob D. Ledgerwood                                               Arkansas Fund -- Class B                          5.53%
Cherokee Village, AR
 .......................................................................................................................

Robert W. Kearns                                                Maryland Fund -- Class A                          8.57%
Queenstown, MD
 .......................................................................................................................

Mariam Stempler                                                 New York Fund -- Class C                          5.86%
New York, NY
 .......................................................................................................................

Salomon Smith Barney Inc.                                       Tennessee Fund -- Class A                         6.19%
333 West 34th Street
New York, NY 10001
 .......................................................................................................................

Martha S. Scott                                                 Virginia Fund -- Class C                          5.73%
Ft. Belvoir, VA 22150
 .......................................................................................................................


-------------------
PART I - APPENDIX G
-------------------

PERFORMANCE INFORMATION
 ..................................................................................................................................


All performance quotations are as of March 31, 2001.

                                                                                  ACTUAL
                   AVERAGE ANNUAL TOTAL RETURNS        ACTUAL                  TAX EQUIVALENT        TAX EQUIVALENT
                -----------------------------------    30-DAY     30-DAY        30-DAY YIELD          30-DAY YIELD
                                         10 YEAR       YIELD       YIELD         (INCLUDING             (WITHOUT
                                            OR       (INCLUDING  (WITHOUT     ANY WAIVERS)(2)       ANY WAIVERS)(2)       CURRENT
                                         LIFE OF        ANY         ANY     --------------------   ------------------   DISTRIBUTION
     FUND         1 YEAR     5 YEAR      FUND(1)      WAIVERS)   WAIVERS)      TAX BRACKETS:         TAX BRACKETS:         RATE
--------------  ----------  ---------  ------------  ----------  ---------  --------------------  -----------------    -----------
                                                                              27.5%      30.5%      27.5%      30.5%
                                                                            ---------  ---------  ---------  ---------
Alabama   Fund
  Class A, with
  initial sales
  charge (4.75%)     5.73%      5.04%         6.49%       4.50%      4.31%      6.21%      6.47%      5.94%      6.20%        5.13%
Alabama Fund
  Class A, at
  net asset
  value .......     11.00       6.07          7.01        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Alabama Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       6.17       4.94          6.37        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Alabama Fund
  Class B, at
  net asset
  value ......      10.17       5.27          6.37        3.98       3.78       5.49       5.73       5.21       5.44         4.36

Arkansas Fund
  Class A, with
  initial sales
  charge (4.75%)     5.20       4.85          5.55        4.87       4.67       6.72       7.01       6.44       6.72         4.81
Arkansas Fund
  Class A, at
  net asset
  value ......      10.45       5.87          6.12        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Arkansas Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.59       4.74          5.38        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Arkansas Fund
  Class B, at
  net asset
  value ......       9.59       5.07          5.38        4.35       4.14       6.00       6.26       5.71       5.96         4.27

California
  Fund Class A,
  with initial
  sales charge
  (4.75%) ....       5.52       5.27          6.43        4.40       4.21       6.07       6.33       5.81       6.06         4.74
California
  Fund Class A,
  at net asset
  value ......      10.78       6.30          6.95        N/A        N/A        N/A        N/A        N/A        N/A          N/A
California
  Fund Class
  B, with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.93       5.11          6.25        N/A        N/A        N/A        N/A        N/A        N/A          N/A
California
  Fund Class B,
  at net asset
  value ......       9.93       5.44          6.25        3.84       3.64       5.30       5.53       5.02       5.24         4.19
California
  Fund Class C,
  with CDSC (1%
  for first
  year) ......       8.96       5.32          6.22        N/A        N/A        N/A        N/A        N/A        N/A          N/A
California
  Fund Class C,
  at net asset
  value ......       9.96       5.32          6.22        3.77       3.57       5.20       5.42       4.92       5.14         4.06

Florida Fund
  Class A, with
  initial sales
  charge (4.75%)     5.46       4.52          5.64        4.80       4.60       6.62       6.91       6.34       6.62         5.08
Florida Fund
  Class A, at
  net asset
  value ......      10.72       5.54          6.20        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Florida Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.84       4.36          5.43        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Florida Fund
  Class B, at
  net asset
  value ......       9.84       4.69          5.43        4.22       4.02       5.82       6.07       5.54       5.78         4.25

Georgia Fund
  Class A, with
  initial sales
  charge (4.75%)     5.54       4.85          6.02        4.37       4.18       6.03       6.29       5.77       6.01         4.56
Georgia Fund
  Class A, at
  net asset
  value ......      10.80       5.87          6.54        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Georgia Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.97       4.76          5.92        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Georgia Fund
  Class B, at
  net asset
  value ......       9.97       5.09          5.92        3.78       3.58       5.21       5.44       4.94       5.15         4.02

Maryland Fund
  Class A, with
  initial sales
  charge (4.75%)     5.03       4.53          5.45        4.26       4.06       5.88       6.13       5.60       5.84         4.55
Maryland Fund
  Class A, at
  net asset
  value ......      10.26       5.56          5.97        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Maryland Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.46       4.53          5.42        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Maryland Fund
  Class B, at
  net asset
  value ......       9.46       4.87          5.42        3.82       3.62       5.27       5.50       4.99       5.21         4.12

Massachusetts
  Fund Class A,
  with initial
  sales charge
  (4.75%) ....       5.19       4.55          5.93        4.32       4.13       5.96       6.22       5.70       5.94         4.69
Massachusetts
  Fund Class A,
  at net asset
  value ......      10.44       5.58          6.44        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Massachusetts
  Fund Class
  B, with CDSC
  (declining
  over
  6 years from
  4% to 0%) ..       5.82       4.55          5.91        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Massachusetts
  Fund Class B,
  at net asset
  value ......       9.82       4.88          5.91        3.87       3.67       5.34       5.57       5.06       5.28         4.25

Mississippi
  Fund Class A,
  with initial
  sales charge
  (4.75%) ....       4.80       5.15          5.27        4.85       4.65       6.69       6.98       6.41       6.69         4.91
Mississippi
  Fund Class A,
  at net asset
  value ......      10.02       6.18          5.86        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Mississippi
  Fund Class
  B, with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.17       5.01          5.10        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Mississippi
  Fund Class B,
  at net asset
  value .......      9.17       5.33          5.10        4.29       4.09       5.92       6.17       5.64       5.88         4.35

New York Fund
  Class A, with
  initial sales
  charge (4.75%)     5.49       5.09          6.58        4.47       4.28       6.17       6.43       5.90       6.16         4.74
New York Fund
  Class A, at
  net asset
  value ......      10.75       6.12          7.10        N/A        N/A        N/A        N/A        N/A        N/A          N/A
New York Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.94       4.98          6.46        N/A        N/A        N/A        N/A        N/A        N/A          N/A
New York Fund
  Class B, at
  net asset
  value ......       9.94       5.31          6.46        3.95       3.75       5.45       5.68       5.17       5.40         4.22
New York Fund
  Class C, with
  CDSC (1% for
  first year)        9.41       6.05          7.07        N/A        N/A        N/A        N/A        N/A        N/A          N/A
New York Fund
  Class C, at
  net asset
  value ......      10.41       6.05          7.07        3.98       3.79       5.49       5.73       5.23       5.45         4.24

North Carolina
  Fund Class
  A, with
  initial
  sales charge
  (4.75%) ....       4.96%      4.63%         5.61%       4.42%      4.23%      6.10%      6.36%      5.83%      6.09%        4.66%
North Carolina
  Fund Class A,
  at net asset
  value ......      10.20       5.65          6.13        N/A        N/A        N/A        N/A        N/A        N/A          N/A
North Carolina
  Fund Class
  B, with CDSC
  (declining
  over
  6 years from
  4% to 0%) ..       5.49       4.65          5.58        N/A        N/A        N/A        N/A        N/A        N/A          N/A
North Carolina
  Fund Class B,
  at net asset
  value ......       9.49       4.98          5.58        3.98       3.77       5.49       5.73       5.20       5.42         4.23
North Carolina
  Fund Class C,
  with CDSC (1%
  for first
  year) ......       8.49       4.99          5.62        N/A        N/A        N/A        N/A        N/A        N/A          N/A
North Carolina
  Fund Class C,
  at net asset
  value ......       9.49       4.99          5.62        3.98       3.78       5.49       5.73       5.21       5.44         4.23

Pennsylvania
  Fund Class
  A, with
  initial
  sales charge
  (4.75%) ....       5.58       5.39          5.38        4.68       4.10       6.46       6.73       5.66       5.90         4.78
Pennsylvania
  Fund Class A,
  at net asset
  value ......      10.85       6.42          6.01        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Pennsylvania
  Fund Class
  B, with CDSC
  (declining
  over
  6 years from
  4% to 0%) ..       6.06       5.27          5.22        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Pennsylvania
  Fund Class B,
  at net asset
  value ......      10.06       5.59          5.22        4.09       3.48       5.64       5.88       4.80       5.01         4.17

South Carolina
  Fund Class
  A, with
  initial
  sales charge
  (4.75%) ....       5.02       4.35          5.70        4.45       4.25       6.14       6.40       5.86       6.12         4.64
South Carolina
  Fund Class A,
  at net asset
  value ......      10.26       5.37          6.21        N/A        N/A        N/A        N/A        N/A        N/A          N/A
South Carolina
  Fund Class
  B, with CDSC
  (declining
  over
  6 years from
  4% to 0%) ..       5.46       4.33          5.66        N/A        N/A        N/A        N/A        N/A        N/A          N/A
South Carolina
  Fund Class B,
  at net asset
  value ......       9.46       4.66          5.66        4.01       3.81       5.53       5.77       5.26       5.48         4.21

Tennessee Fund
  Class A, with
  initial sales
  charge (4.75%)     4.65       4.58          5.84        4.30       4.11       5.93       6.19       5.67       5.91         4.52
Tennessee Fund
  Class A, at
  net asset
  value ......       9.87       5.60          6.36        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Tennessee Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       5.17       4.58          5.80        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Tennessee Fund
  Class B, at
  net asset
  value ......       9.17       4.92          5.80        3.86       3.66       5.32       5.55       5.05       5.27         4.08

Virginia  Fund
  Class A, with
  initial sales
  charge (4.75%)     4.35       4.39          5.50        4.31       4.12       5.94       6.20       5.68       5.93         4.68
Virginia  Fund
  Class A, at
  net asset
  value ......       9.55       5.41          6.01        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Virginia Fund
  Class B,
  with CDSC
  (declining
  over 6 years
  from 4% to
  0%) ........       4.76       4.37          5.46        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Virginia Fund
  Class B, at
  net asset
  value ......       8.76       4.71          5.46        3.88       3.68       5.35       5.58       5.08       5.29         4.35
Virginia Fund
  Class C, with
  CDSC (1% for
  first year)        7.85       4.73          5.50        N/A        N/A        N/A        N/A        N/A        N/A          N/A
Virginia Fund
  Class C, at
  net asset
  value ......       8.85       4.73          5.50        3.84       3.63       5.30       5.53       5.01       5.22         4.34

West Virginia
  Fund Class
  A, with
  initial
  sales charge
  (4.75%) ....       4.81       4.39          5.75        4.52       4.32       6.23       6.50       5.96       6.22         4.72
West Virginia
  Fund Class A,
  at net asset
  value ......      10.04       5.41          6.27        N/A        N/A        N/A        N/A        N/A        N/A          N/A
West Virginia
  Fund Class
  B, with CDSC
  (declining
  over
  6 years from
  4% to 0%) ..       5.34       4.37          5.71        N/A        N/A        N/A        N/A        N/A        N/A          N/A
West Virginia
  Fund Class B,
  at net asset
  value ........       9.34       4.71          5.71        4.08       3.88       5.63       5.87       5.35       5.58         4.30

----------------
(1) For the period from the inception of Class A shares to March 31, 2001, or for the 10 years ended March 31, 2001, whichever is shorter, as noted below:


                  FUND                      PERIOD
                  ----                      ------

Alabama ................................  10 years
Arkansas ...............................  From February 3, 1992
California .............................  10 years
Florida ................................  From February 3, 1992
Georgia ................................  10 years
Maryland ...............................  10 years
Massachusetts ..........................  10 years
Mississippi ............................  From August 6, 1992
New York ...............................  10 years
North Carolina .........................  10 years
Pennsylvania ...........................  From February 1, 1993
South Carolina .........................  10 years
Tennessee ..............................  10 years
Virginia ...............................  10 years
West Virginia ..........................  10 years


Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

----------------
(2) Based on new Federal income tax rate effective July 1, 2001.

-------------------
PART I - APPENDIX H
-------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    ALABAMA FUND

    The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one- half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.


    Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, motor vehicles, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

    In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


    The Alabama Development Office (ADO) reports as of December 31, 2000, that for the 14th consecutive year more than $2 billion in capital investment was announced for new and expanding industries. The State had more than $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998, $2.7 billion in 1997 and $2.6 billion in 1996. These investments include more than 18,000 jobs by more than 500 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998; 22,693 announced jobs by 605 companies in 1997; and 17,750 announced jobs by 622 companies in 1996. Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes- Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investments during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers, Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).


    SIGNIFICANT LITIGATION
    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.


    A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a class action suit pending in the United States District Court for the Middle District of Alabama. In this case approximately twenty state departments are charged with racial discrimination in all aspects of their employment practices. This case is in the discovery stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur. This case has been in mediation.


    In a case styled Alabama Coalition for Equity, Inc., et al, v. Folsom, et al., CV-90-883-M, filed on May 3, 1990, in the Circuit Court of Montgomery County, the plaintiffs have alleged that the State of Alabama's public school funding structure is unconstitutional under the United States Constitution and the Alabama State Constitution. The plaintiffs sought, inter alia, an injunction prohibiting the State of Alabama from implementing or maintaining any public school funding system perpetuating the current funding structure; a ruling requiring the State of Alabama to maintain a constitutional public school funding structure; and the payment of the plaintiffs' attorneys' fees.


    On August 13, 1991, the court granted partial summary judgment to the plaintiffs on the constitutionality of Amendment 111, Section 256 of the Alabama Constitution. The Court ruled that this provision violated the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution. On December 1,1993, the Court made final its Remedy Order which found the entire educational system of the State of Alabama to be unconstitutional. The Court held that all school children have a right to attend school in a liberal system of public schools required to be provided by the State. The Alabama Supreme Court vacated the trial court's remedy order but affirmed its judgment in the liability phase. Plaintiffs' attorney fees have been paid pursuant to court order. The trial court was directed to retain jurisdiction. The parties may petition the court to reopen the case if the coordinate branches of government have not formulated an educational system within a reasonable time complying with the liability order. Following a hearing, the Circuit Court imposed an October 15, 2001, deadline for the State Board of Education to submit to the court a plan to upgrade public schools in Alabama to comply with the 1993 order issued by the Circuit Court.


    ARKANSAS FUND
    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary. It does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.


    During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals, and electronics. Resource-related industries dominate and the largest employers are the food products, lumber and paper goods industries. The agricultural sector, though diminished in importance, remains a significant contributor to state income. Chief products are broilers, rice and soybeans. The health services, wholesale/retail trade and service sectors have also grown in recent years. In addition, the State has significant natural gas and oil producing interests, as well as mining activities. The diversification of economic interests has lessened the State's cyclical sensitivity to the impact of any single sector. The unemployment rate for 2000 averaged 4.4%, compared to a national rate of 4.0%.

    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2001 beginning the current biennium.


    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibility for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from the investment of the State's daily Treasury balance, has been established and is utilized to assure proper cash flow during any period.

    CALIFORNIA FUND

    The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the California Fund. State or local government obligations, as well as interest income to the California Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

    The following discussion highlights some more important financial trends or problems and is based upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The California Fund has not independently verified this information, and will not update it during the year.

    Economic Factors
    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

    The greatest effects of the recession were felt in Southern California. In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies, Standard & Poor's Rating Services ("Standard & Poors"), Moody's Investors Service ("Moody's") and Fitch, Inc. ("Fitch"), considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and default had a serious effect upon the market for California municipal obligations.

    Since 1994, California's economy has made a strong recovery, but its growth has been somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries have expanded while aerospace and other manufacturing industries have declined.

    The California economy avoided the national slowdown during the second half of 2000, entering 2001 with very strong momentum. Although California's growth continues to outpace the nation by a wide margin, the State is not immune to a nationwide slowdown in economic activity. U.S. economic growth has been slower than expected in the first half of 2001, and the national slowdown has affected California. Given the recent slowing of job growth in the State, the State expects non-farm employment in 2001 to grow moderately at 2.3 percent, down from 3.8 percent in 2000. The State forecasts average job growth for 2002 to be under 2 percent. The high-technology sector appears to be in a cyclical slowdown. Rising wholesale energy costs are expected to have a ripple effect throughout the western United States. However, as of June 2001, prices of natural gas, gasoline and Western wholesale electricity were declining due to rising production, moderate weather, lower natural gas prices, federal price caps and weakening demand. A sharp rebound in economic growth or a change in several factors could tighten supplies and cause prices to rise further. See, generally, discussion in "Recent Developments Regarding Energy", below.

    State Finances
    California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

    The recession of the early 1990's severely affected California revenues while California's health and welfare costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and reported multibillion-dollar year-end deficits. During the recession, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two- month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. California has not needed to use such "cross-year" borrowing since 1996. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.

    In recent years, California has generally experienced positive or close to break-even operating results due, in part, to more conservative budgeting and improved economic conditions and, most recently, higher-than-expected tax receipts paid on capital gains realizations. The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in revenues of the General Fund of the State Treasury (the principal operating fund for the majority of governmental activities and depository of most major revenue sources of the State (the "General Fund")) during fiscal year 1999-2000, an increase in over 20 percent above final 1998-99 revenues. As of June 2001, California's Department of Finance projected that the California economy would continue to grow throughout 2001-2002, but at a more moderate pace.

    The principal sources of General Fund revenues in 1999-2000 were the California personal income tax (55 percent of total revenues), the sales tax (29 percent), bank and corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). An estimated 20 percent of personal income tax receipts (10 percent of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, the State indicated in June 2001 that they are particularly volatile. The State has taken account of the recent drop in stock market levels and reduced its estimated receipts from these revenues in the future. The May 2001 revision to the Governor's 2001-2002 Budget projects General Fund revenues in 2001-2002 to be about $74.8 billion, a drop of $3.2 billion from revised 2000-2001 estimates and $4.6 billion below the estimate in the 2001-2002 Governor's Budget. The State has attributed most of the drop to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income. The State projects that lower corporate earnings will result in a drop in the corporate income tax and sales taxes will increase slightly.

    Although the State has been collecting record revenues in recent years, the State's budget continues to be affected by mandated spending on education, the growing population's social needs and a growing prison population. Factors that limit State spending growth also limit growth at the local government level. If economic conditions weaken or expenditures increase, there can be no assurances that the State will not experience budget gaps in the future.

    Recent Developments Regarding Energy
    Retail Electric Rates. Since mid-2000, California has experienced shortages of electricity and natural gas, which are likely to continue for several years. In the near term, utility prices are high due to an unsustainable price-capping system, supply shortages and restrictions on electricity producers. Following regulatory changes in the late 1990's, California's three investor-owned utilities (the "Utilities") were required by State law and the California Public Utilities Commission ("CPUC") to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short-term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specific levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. The creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations. On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. See "Utilities", below. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California.

    Department of Water Resources Power Supply Program. Shortages of electricity available within the service areas of the Utilities resulted in the need to have rotating electricity blackouts on several occasions in the State, with the first instance of such blackouts occurring in January 2001. In January 2001, the Governor of the State declared a state of emergency and ordered the State's Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. As of June 2001, the DWR's power supply program has been financed by unsecured loans from the General Fund. In June 2001, the State indicated that the DWR plans to sell revenue bonds beginning in August 2001 to repay the then outstanding loans from the State's General Fund (with accrued interest) and to provide working capital for the DWR power supply program. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If the State loans to the DWR affect available resources to pay for normal State operations, the State anticipates that it might issue short-term obligations to maintain adequate cash reserves. The State also indicated in June 2001 that the State planned to have $13.4 billion of revenue general obligation bonds sold by September or October 2001.

    As of May 21, 2001, the DWR had incurred, since January 2001, power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by DWR. As of June 2001, the State anticipated that additional loans from the General Fund would be necessary. In June 2001, the DWR closed on a $4.3-billion interim loan facility to repay the General Fund and to finance continued power purchases.

    Utilities. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity. As of June 2001, SCE had not sought protection of or been forced into bankruptcy. However, this may change in the future. As of June 2001, SCE had entered into a Memorandum of Understanding ("MOU") with the Governor designed to strengthen its financial condition. There is no assurance that the MOU will be implemented as signed, or in any modified form.

    Natural Gas Supplies. California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United State, have resulted in substantial price increases that are being passed on to business and residential customers. The State has indicated that pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Shortages and pricing of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

    State Executive and Legislative Initiatives and Federal Initiatives. The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. In June 2001, federal energy regulators authorized electricity price controls for California and ten other Western states. It is not possible to predict the likelihood of the continuance of, or extent of, such regulations or other measures in the future.

    Unrestrained wholesale electricity prices expose the State to the need for additional, potentially significant rate increases on retail end use customers, resulting in a further drag on the State's economy. There can be no assurance that there will not be further disruptions in power supplies or related developments, which could adversely affect the State's economy, and which could, in turn, affect State revenues.

    Bond Ratings
    Standard & Poor's, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

    The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and, more recently, the energy situation.

    In January 2001, Standard & Poors placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. As of February 2001, California's general obligation bond rating was assigned "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. On April 24, 2001, Standard & Poor's lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. On May 15, 2001, Moody's lowered California's general obligation bond rating from "Aa2" to "Aa3" and the Moody's rating outlook was negative. In June 2001, Standard & Poors removed California from its "credit watch" list but warned that the State's financial outlook remained "negative". In announcing its removal of California's ratings from its "credit watch" list, Standard & Poor's cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the $4.3 billion interim loan facility by DWR.

    There can be no assurance that such ratings will be maintained in the future. Further revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the California Fund's portfolio.

    Obligations of the State of California
    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2001, the State had outstanding approximately $22.9 billion of long-term general obligation bonds, plus $803 million of general obligation commercial paper which may be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. As of May 1, 2001, the State also had approximately $13.9 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In fiscal year 1999-2000, debt service on general obligation bonds and lease-purchase debt was approximately 3.7 percent of General Fund revenues.

    Obligations of Other Issuers
    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

    Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    State Appropriations Limit and Other Constitutional Limits on Taxes The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

    Limitation on Property Taxes. Certain of the securities in the California Fund's portfolio may be obligations of issuers that rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (commonly known as "Proposition 13"). Article XIIIA limits to 1 percent of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2 percent per year, except under new construction or change of ownership (subject to a number of exemptions). However, taxing entities may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

    Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld in 1992 by the U.S. Supreme Court.

    Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

    State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, originally adopted in 1979. It significantly limits spending by state and local governments; however, it does not restrict appropriations to pay debt service on voter-authorized bonds. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems.

    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by [a local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

    The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

    Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits have been filed concerning various aspects of the current energy situation. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

    Other Considerations
    Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, have caused substantial damage to parts of California, and the possibility exists that another natural disaster could create a major dislocation of the California economy.


    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization
    Fund).


    The following data is provided by the Florida Consensus Estimating Conference, which updated actual revenue and forecasts on March 9, 2001, in order to support the state's budgeting and planning process. For fiscal year 2000-2001, the estimated General Revenue Fund and Working Capital Fund is reported to be $20.69 billion. The projected year end balance of the combined General Revenue Fund and the Working Capital Fund is $529.7 million. Including the projected $894.0 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $1.42 billion, or 7.06% of current year appropriations. For fiscal year 2001-2002, the estimated General Revenue Fund and Working Capital Fund is $20.79 billion, a 3.14% increase over fiscal year 2000-2001. The fiscal year 2001-2002 budget includes a 4.4% increase in Net General Revenue over fiscal year 2000-2001.

    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.


    General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


    Taking advantage of a number of favorable factors -- a strong national economy, a waning fear of crime among visitors, and improved local marketing -- Florida's tourism grew during the greater part of the 1990's and the year 2000 by 5 to 8 percent annually. Florida's tourism is expected to continue to grow in the year 2001, but at a slower pace given the recent national economic downturn.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in fiscal year 1985-1986, construction employment, as a percentage of total non-farm employment was 6.98%. By fiscal year 1999-2000, this percentage had declined to 5.2%. Although for fiscal year 2000-2001 the percentage is expected to remain constant at 5.2%, the long-term trend is expected to continue a downward slope and drop to 4.9% by fiscal year 2004-2005 as Florida's economy continues to diversify.


    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

    GEORGIA FUND

    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of June 30, 2001, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totalled $5,316,395,000 and the highest aggregate annual payment for such debt equalled 4.89% of fiscal year 2000 State treasury receipts.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.


    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2000 showed an increase of 10.5% over collections for the similar period in the previous fiscal year.

    Based on data of the Georgia Department of Revenue for fiscal year 2000, income tax receipts and sales tax receipts of the State for fiscal year 2000 comprised approximately 53.7% and 34.5%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State as of April 2001 was 3.5% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 46% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.


    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.


    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of June 2001 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Schrenko, as Superintendent of Schools, McCullough, as Director of Student Transportation, State Board of Education, Otis Brumby and other individual members of the State Board of Education, the State of Georgia, Governor Roy
    E. Barnes, John Oxendine, as Comptroller General, and Daniel Ebersole, as Director of the Office of Treasury and Fiscal Services, Fulton Superior Court Civil Action No. 2001CV35345 (filed March 21, 2001). This is an action for mandamus to compel the Defendants to change the calculation and distribution of school transportation funding to the DeKalb County School District. The DeKalb County School District alleges that the State Board of Education's attendance zone/routing survey system of calculating the State financial aid is contrary to the applicable statute and violates a State Board of Education rule concerning grants for children attending schools other than that of their geographic assignment pursuant to "Majority-to-Minority" or magnet school programs. Plaintiffs seek an order requiring the State to pay them $68,070,433 in principal amount, $36,083,017 in interest through May 30, 2001, and $13,054.60 per day in interest since then. Prospectively, they also seek an order that the State Board of Education be required to calculate and pay pupil transportation grants according to their interpretation of the Official Code of Georgia Annotated and Board rules. Previous, related litigation in federal court was resolved in the State's favor at the appellate level on Eleventh Amendment grounds. For a description of the trial court decision and for the Court of Appeals opinion, see DeKalb School District v. Schrenko, 109 F.3d 680 (11th Cir.
    1997). In another case which involved multiple issues, the State settled with the Chatham County School District after receiving a District Court order favorable to the State on the merits of the pupil transportation issue. Both parties are pursuing this case vigorously, and, after a recent hearing, the matter will soon be submitted to the Superior Court on proposed findings of fact and conclusions of law.

    DeKalb Medical Center, et al., v. Russell Toal, et al., Fulton Superior Court Civil Action No. E67324 (filed February 26, 1998). A number of Georgia Medicaid provider hospitals filed suit on grounds of breach of contract and unconstitutional takings for additional Medicaid reimbursement for state fiscal year 1997. The complaint seeks over $7 million dollars from the State of Georgia and the Department of Community Health. The trial court ruled in favor of the State with respect to the unconstitutional takings claim but ruled against the State on the breach of contract claim, holding that the Department of Community Health had violated the federal statute commonly known as the "Boren Amendment." The Georgia Court of Appeals affirmed the trial court's decision. A petition for certiorari filed by the State is now pending before the Georgia Supreme Court. A decision of the Georgia Supreme Court adverse to the State could result in a loss as large as $13 million.

    James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This civil action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. As of October 14, 1999, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion in punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, and economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.


    MARYLAND FUND

    The State's total expenditures from its General Fund (recorded in accordance with generally accepted accounting principles ("GAAP")) for the fiscal years ending June 30, 1997, 1998 and 1999 were $10.031 billion, $10.286 billion and $11.096 billion, respectively. The State's General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State's General Fund represents approximately 55%-60% of the State's total budget. The State's General Fund had unreserved GAAP surpluses of $298.1 million, $536.1 million and $382.8 million in fiscal years 1997, 1998 and 1999, respectively. The State Constitution mandates a balanced budget.

    In April 2000, the General Assembly approved the 2001 fiscal year budget. The budget includes $3.1 billion in aid to local governments. The 2001 budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

    Based on the 2001 budget, it was estimated as of February 21, 2001, that the general fund surplus on a budgetary basis at June 30, 2001, would be approximately $375.0 million.

    In January 2001, the Governor presented his 2002 fiscal year budget to the General Assembly for approval. The fiscal year 2002 budget included $3.3 billion in aid to local governments and $104.9 million in net general fund deficiency appropriations for fiscal year 2001. As of February 21, 2001, it was estimated that the general fund surplus on a budgetary basis at June 30, 2002, would be $25 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2002, would be $552 million. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases.


    The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

    According to recent available ratings, general obligation bonds of the State of Maryland are rated Aaa by Moody's, AAA by S&P and AAA by Fitch.


    All of the foregoing information regarding the State's budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated February 21, 2001.


    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.


    While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest that the Commonwealth has had a strong economic recovery. As of May 2001, the Commonwealth's unadjusted unemployment rate was 3.2%, as compared to a national average of 4.1%. The Commonwealth's per capita personal income is currently higher than the national average.

    In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.0% over the prior fiscal year to $19.800 billion. Expenditures increased by 5.9% over the prior fiscal year to $19.002 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion. In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

    In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

    Budgeted revenues and other sources in fiscal 2001, which ended on June 30, 2001, were estimated as of January 24, 2001, by the Executive Office for Administration and Finance to be approximately $22.090 billion, including tax revenues of $15.587 billion. It is estimated that fiscal 2001 budgeted expenditures and other uses will be $22.281 billion and that fiscal 2001 will end with fund balances of $2.095 billion.

    On July 18, 2000, the legislature approved a $21.55 billion fiscal 2001 budget. Then-Governor Cellucci vetoed approximately $175 million of the appropriations approved by the legislature. On July 31, 2000, the legislature restored approximately $88.2 million of appropriations by overriding the Governor's vetoes. Taking into account the vetoes and overrides the original fiscal 2001 budget provided for total spending of approximately $21.477 billion. Since July, Governor Cellucci approved supplemental appropriations for fiscal 2001 totaling approximately $197.6 million. As of April, 2001 the Executive Office for Administration and Finance projected total spending for fiscal 2001 at approximately $22.3 billion. On January 24, 2001, the Governor filed a fiscal 2001 supplemental appropriations bill totaling $532.4 million. On April 26, 2001, the Legislature enacted a supplemental appropriations bill totaling $425.9 million, including $258 million for the Medicaid program. The bill was submitted to Acting Governor Swift for review and was subsequently approved and signed on April 30, 2001.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa2, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.


    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.949 billion in fiscal 1998. Fiscal 1999 expenditures for direct local aid were $4.310 billion, which is an increase of approximately 9.14% above the fiscal 1998 level. Fiscal 2000 expenditures for direct local aid were $4.675 billion, an increase of 8.5% above the fiscal 1999 level. It is estimated that fiscal 2001 expenditures for direct local aid will be $4.978 billion, an increase of approximately 6.5% above the fiscal 2000 level.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 2000 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 2001 will not reach such limit.


    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.


    The largest single component of the Commonwealth's capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority should continue to be reponsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a "high-risk grantee," meaning that more detailed financial reports and additional project monitoring will be required on the project. Such designation would remain in effect until the project's completion with respect to activities related to the project.

    On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a revised finance plan dated October 1, 2000, which was based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The October 1, 2000 finance plan estimates total project costs to be $14.075 billion.

    The Central Artery and Statewide Road and Bridge Infrastructure Fund ("Infrastructure Fund") was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid from various sources, including motor vehicle fees, avoided debt service, and funds from the Turnpike and Port Authorities. The same legislation authorized $650 million to be deposited in the Debt Defeasance Trust Fund. Such moneys have been used to establish sinking funds to retire certain Commonwealth bonds payable during fiscal 2001 and fiscal 2002.

    On April 2, 2001, the Turnpike Authority filed with the Federal Highway Administration a cost/schedule status report dated April, 2001 which was based on information as of December 31, 2000. The report estimates total project costs to be $14.075 billion, as in the October 1, 2000 finance plan. The plan identifies potential additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate.

    On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

    On April 2, 2001 Massachusetts Attorney General Thomas F. Reilly launched a criminal investigation into the financing for the Central Artery/Ted Williams Tunnel project. This investigation joins the Securities and Exchange Commission's previously launched ongoing investigations into cost overrun disclosures and an ongoing investigation by the Inspector General of the U.S. Transportation Department.

    The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years.

    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of January 1, 2000, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $4.837 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. On March 1, 2001, the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the Legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2002, 2003, 2004, and 2005 are estimated to be $0.986 billion, $1.000 billion, $1.014 billion, and $1.030 billion, respectively. Pension funding legislation was revised in July, 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.


    MISSISSIPPI FUND

    Mississippi's unemployment rate for 2000 was 5.6%, up from a rate of 5.1% in 1999. Unemployment in Mississippi had been at its lowest rate since 1979 until the increase in 2000. The growth rate of the gross State product in 1999 was 2.7%, down from a rate of 2.9% in 1998. A growth rate of 2% is expeced in 2000 and 3.5% in 2001. In 1998, Mississippi's per capita income surpassed the growth rate for the country. Per capita incomes increased an estimated 5.8% in 1998. In 1999, per capita income grew approximately 3.7%, with the same increase being forecast for 2000.

    The growing importance of telecommunications, the increase of international trade and the tremendous increase in gaming and tourism have significantly impacted the state's economic position. Overall employment in Mississippi rose a moderate 1.9% in 1999. In the U.S. as a whole, total employment grew at a rate of 2.2% in 1999. Manufacturing accounts for a large portion of the employment in Mississippi, although employment in the manufacturing sector declined approximately 2.2% in 2000. Manufacturing employment in Mississippi is expected to increase between 2001 and 2004 as the planned Nissan auto plant begins production. An estimated 4,000 workers will be employed at the Madison County facility alone, adding over 2% to the current 153,000 persons employed in durable manufacturing. Although Mississippi's employment growth is expected to continue in such sectors as services, finance, insurance, real estate, construction and communications, the state forecast is for a moderate growth rate of employment in the coming years.

    Although 1999 employment and income statistics show that the Mississippi economy has slowed compared to the early 1990s, the manufacturing, communications, construction, agricultural and service sectors have been strong enough to maintain positive growth in employment and a rise in income levels close to the U.S. average.

    In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. As a result of legislation passed in 1996, state banks have participated in nationwide banking through the establishment of branches out-of-state, and at least one out-of-state bank has established branches in Mississippi.

    The gaming industry, which has enjoyed tremendous growth since its start in 1992, increased its employment levels 4.2% in 1998 and more than 10% in 1999. The gaming industry provides more than 28,000 jobs in direct employment and has contributed over $3.7 billion in direct gaming taxes since its arrival in 1992. Gross gaming revenues in 1997 exceeded the previous year's revenues by 6.8 percent. Three additional gaming facility projects were announced during 1997 which will require an initial aggregate investment of $1250 million. In 1999, gross revenues in the gaming industry rose to over $2.5 billion. Projections indicate a continued increase in revenues and employment for 2000 in the gaming industry.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. Broilers were the number one producer of farm income in 1999, cotton was second while acquaculture was third. Research and promotion have provided the State with a number of new farming alternatives. Mississippi leads the nation in the production of catfish and accounts for about two-thirds of the total U.S. catfish production. In addition, Mississippi ranks fourth in cotton production, fourth in sweet potatoes, fourth in broiler production and fifth in rice. New commodities that have generated a lot of interest in recent years include blueberries, goats and fresh vegetables. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Cash receipts from both poultry and forestry were at record high levels in 1996. Of Mississippi's total land area 62% (approximately 18.6 million acres) is classified as commercial forest and generates $11.4 billion in business annually.

    All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 20 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

    The population of the State is estimated to be 2,844,658. The population increased an estimated 10.5% from 1990-2000. Population projections suggest that by 2005 the population will reach 2,908,000, an increase of 12.9% over 1990. Mississippi has a relatively young population, with more than 30% of its total population below 20 years of age.

    Employment in the service industries has seen more than 50% growth since 1990 and accounted for more than 23% of the state's non-agriculture employment in 1999. Although the manufacturing and services industries sectors are the leading employers in the State, the leading gainer in 2000 was the construction segment which saw an increase in employment of 13.7% as compared to 1999. The other large employment sectors are government, wholesale and retail trade, construction and transportation and communications. Although its importance has declined over the last decade, agriculture continues to contribute significantly to the State's economy. With the diversification into livestock, soybeans, aquaculture, rice and other alternative crops, there is now less dependence on cotton as the major crop. The State's exports have been enjoying double-digit growth rates. In 1993-1995, Mississippi led the country in the growth rate of exports, with a 70.4% increase, and the state ranked 40th in value of exports. The state has also increased its involvement in the international marketplace. In 1998, $2.5 billion in goods were exported. Exports to China also increased significantly, substantial levels of exports to Canada, Mexico and Honduras, historically Mississippi's leading export markets, continued.


    Total personal income in Mississippi increased 4.2% in 1999. Projections for 2000 show the State personal income growth to be slightly higher than the growth experienced in Mississippi in 1999. Manufacturing, services and government employment comprise the largest components of earned personal income in Mississippi. Mississippi continues to rank 50th among the 50 states in per capita total personal income. However, per capita total personal income in Mississippi increased 87% from 1985 to 1996 compared to a 74% increase in the United States over the same period.

    In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.


    For the fiscal year ended June 30, 2000, State General Fund receipts were budgeted at approximately $3,413,700 and State General Fund Disbursements were budgeted at approximately $3,469,748, and State Special Fund Receipts and Disbursements were estimated to be approximately $5,598,345 and $5,598,345, respectively. With the growth in industry, employment, communications and the gaming industry, the State General Fund receipts are increasing significantly.

    NEW YORK FUND

    The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease- purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agency, authority or locality were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.


    New York is one of the most populous state in the nation and has a relatively high level of average personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, a declining proportion of the State's workforce is engaged in manufacturing, and an increasing proportion is engaged in service industries. The State is likely to be less affected than the nation as a whole by an economic recession that is concentrated in manufacturing and construction, but more likely to be affected during a recession that is concentrated more in the service-producing sector.


    Both the State and New York City (the "City") face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

    Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica- Rome area produce machinery and transportation equipment. The Albany-Troy- Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    Although the State has added over 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    New York City. The fiscal health of the State may be affected by the fiscal health of the City which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time.

    The City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability including establishing the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence of "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-2001 fiscal year.


    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. the 2000-2001 Enacted Budget also increased General Purpose State Aid for local governments by $11 million to $582 million total.

    The 1998-99 budget included an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totaled more than $25.6 million. Twelve upstate cities were to receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.


    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.


    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State other than New York City was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation.


    Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.


    Since 1998, the Long Island Power Authority (LIPA) has issued over $7 billion in bonds secured solely by ratepayer charges as part of an estimated $7 billion financing plan. LIPA's debt is not considered either State-supported or State-related debt.

    The Metropolitan Transit Authority (MTA) oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, TA) and operates commuter rail, rapid transit and bus services in the New York Metropolitan area through subsidiaries. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. The TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions. State legislation and accompanying the 2000-2001 Enacted State Budget authorized the MTA, TBTA and TA to issue an aggregate of $16.5 billion in bonds to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years.


    NORTH CAROLINA FUND

    General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non- profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the North Carolina Fund is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

    Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

    State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

    From 1994 until 1998, the State had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. However, the State faces a budget shortfall for the fiscal year ending June 30, 2001 of approximately $850 million. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

    Growth in the individual income tax is expected to be solid, although unspectacular in 2000-01. Strong labor market conditions along with acceleration in average wages will continue to propel state total withholding payments in 2000-01. Rising interest rates and the beginnings of the post-Floyd recovery of the state's farm sector will provide a boost to non-withholding tax receipts. Overall, revenues from the individual income tax increased by over $511 million in 2000 to over $7 billion, a 7.8% increase over 1999.

    In the 2000-01 Budget prepared by the Office of State Budget and Management, it was projected that General Fund net revenues, including non-tax revenues, would increase 5.8% over 1999-2000. In fact, actual tax and non-tax revenues through April 30, 2001, were approximately $700 million less than expected revenues. As of May 1, 2001, the Office of State Budget, Planning and Management and the Fiscal Research Division of the General Assembly estimate a General Fund revenue shortfall of approximately $697 million through June 30, 2001, and a total budget shortfall for 2000-01 of approximately $850 million. The shortfall results in part from extraordinary expenditures paid in the fiscal year ending June 30, 2001, including payment of income tax refunds for 1999-00 that were delayed because of processing delays and payment of intangible tax refunds as part of the settlement of a lawsuit.

    It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

    Litigation. Bailey v. State and Patton v. State -- State Income Tax Refunds for Retired State and Federal Workers. Bailey is a class action involving the claim that the General Assembly acted unconstitutionally in 1989 when it repealed the full exemption from State income tax for the pensions of retired state and local government employees. This action was taken in response to the United States Supreme Court decision in Davis v. Michigan Department of Treasury that the intergovernmental tax immunity doctrine prohibits states from taxing pensions of state and federal retirees differently. Patton is a class action involving the claim that the General Assembly's 1989 legislation did not cure the defects in the State's taxation of the pensions of state and federal retirees.

    The State defended Bailey on the grounds that the people of the State in enacting Article V, Sec. 1 of the State Constitution ("The power of taxation shall . . . never be surrendered, suspended or contracted away") vested in the General Assembly the full discretion to change tax exemptions as conditions warranted. On May 8, 1997, the North Carolina Supreme Court chose not to apply Article V, Sec. 1 of the State Constitution and held that the General Assembly acted unconstitutionally when it repealed the full tax exemption for state and local government retirees who had "vested" interests in their pensions. Overturning a long line of prior decisions, the Court further held that the State was liable for full refunds of all state income taxes paid by these retirees since 1989 regardless of whether they had followed required procedures.

    One potential result of the Bailey decision was to recreate a difference in the treatment of the pensions of federal and state retirees for the period since 1989, and thus make the State liable to federal retirees in Patton. Given the Supreme Court's decision in Bailey and its potential impact in Patton, the General Assembly agreed to settle all claims for refunds by all state and federal retirees for $799 million. The North Carolina General Assembly reserved $400 million to pay the first installment of the settlement, which was paid during fiscal year 1999-2000. This amount has been reported in the State's financial statements as a liability of the General Fund. The remaining $399 million has been reported as a liability in the General Long-term Obligation Account Group.

    Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System and Woodard v. Local Government Employees' Retirement System -- Payment of Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and the violation of state constitutional and statutory rights. Their claims were heard in the Superior Court of Wake County in May, 1995. The trial court ruled in favor of the plaintiffs, and the State appealed to the North Carolina Supreme Court. The Supreme Court affirmed the judgment of the trial court in favor of the plaintiffs on April 11, 1997. The court concluded that at the time plaintiffs' rights to pensions became vested, the law provided that they would have disability retirement benefits calculated in a certain way; and that these were contractual rights that plaintiffs earned and that could not be taken away by the Legislature. The trial court is now supervising the payment of back benefits to class members. The estimated amount of back benefits due to class members is $126 million, plus interest. This amount has been reported in the financial statements of the State as a liability of the Teachers' and State Employees' Retirement System.

    As of June 30, 2000, there remain about 387 eligible estates which have not made claims, as well as several hundred eligible individuals class members who have not exercised their right to make an election. Additionally, the court has ordered additional interest to be paid to class members, the amount of which totals less than 2% of the original payout amount. A hearing is scheduled August 11, 2000 for these matters. The last payment date was October, 1999.

    Leandro et al. v. State of North Carolina and State Board of Education -- Adequacy of Public Education System. On May 25, 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the State's public education system does not meet standards established by the State Constitution. In January, 1995, the trial court refused to dismiss the suit and the State appealed. Subsequently, the North Carolina Court of Appeals reversed the trial court and dismissed the suit. On July 24, 1997, the North Carolina Supreme Court reversed the Court of Appeals. The Court concluded that the North Carolina Constitution guarantees "every child of this state an opportunity to receive a sound basic education," and remanded that issue to the trial court for further proceedings.

    The trial on the claim of one plaintiff was held in the Fall of 1999. As part of a three part ruling the court held that while the educational delivery and funding system itself is valid and sufficient to meet the Constitutional standards, at-risk children in the State are constitutionally entitled to such educational programs as may be necessary to provide them with a sound basic education which may include pre- Kindergarten education programs.

    The court directed the parties "to conduct self-examinations of the present allocation of resources and to produce a rational comprehensive plan which strategically focuses available resources and fund towards meeting the needs of all children, including at risk children to obtain a sound basic education." The court further directed that this process be completed by March 2002. No trial is scheduled on the claim of the second defendant during that period.

    N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. -- Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards for Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.

    Smith/Shaver Cases -- State Tax Refunds -- Intangibles Tax. The Smith case is a class action tax refund lawsuit related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of intangibles taxes previously collected by the State on shares of stock. On July 7, 1995, while the Fulton case was pending before the United States Supreme Court, the Smith class action was commenced in North Carolina Superior Court on behalf of all taxpayers who paid the tax and complied with the requirements of the applicable tax refund statute, N.C. Gen. Stat. (S) 105-267, including its 30-day demand requirements. These original plaintiffs were later designated Class A when a second group of taxpayers were added. The new class, designated Class B, consisted of taxpayers who had paid the tax but failed to comply with the refund statute's 30-day demand requirement. On June 11, 1997, judgment was entered awarding the Class A plaintiffs refunds totaling $120,000,000, with interest, and these refunds have been paid. In a separate order also entered on June 11, 1997, Class B was decertified and the refund claims of Class B taxpayers were dismissed. Class counsel appealed the Class B decertification/dismissal order, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal. As a result of the Smith decision, the State has paid refunds totalling 440,000,000 to Class B intangibles taxpayers in two installments; $200 million in October, 1999 and $240 million in July, 2000.

    A second class action tax refund lawsuit, Shaver, et al. v. North Carolina, et al., was filed on January 16, 1998, by the same taxpayers as Class B plaintiffs in Smith under alternative theories of recovery for tax years 1991 through 1994 and for refunds for one additional tax year, 1990. Their additional claim for 1990 totals approximately $100,000,000. Given the outcome of the Smith case, the North Carolina Attorney General's Office believes that sound legal arguments support dismissal as moot of the Shaver refund claims for tax years 1991 through 1994 and dismissal of the refund claims for tax year 1990 as barred by the statute of limitations.

    Southeast Compact Commission -- Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact recently voted to pursue sanctions against North Carolina, including the repayment, with interest, by the State to the Compact Commission of $80 million of Compact member payments expended on the permitting of the site. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

    The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the other outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

    General. The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1980 to 1990 the State experienced a 12.9% increase in population, growing to 6,655,455 persons and maintaining its position as the tenth most populous state. According to the United States Census Bureau, the State's population following the 2000 Census was 8,049,313. The State has six municipalities with populations in excess of 100,000.

    Economic Characteristics. The economic profile of the State consists of a combination of industry, agriculture and tourism. During the period from 1990 to 1998, per capita income in the State grew from $16,674 to $24,036, an increase of 44.2%. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 4,013,900 as of April 2001. Nonagricultural wage and salary employment accounted for approximately 3,851,600 jobs in 2000. The Employment Security Commission estimated the seasonally adjusted unemployment rate in April 2001 to be 4.9% of the labor force, as compared with an unemployment rate of 4.5% nationwide.

    The largest segment of jobs in North Carolina was approximately 807,400 in manufacturing in 2000. Based on July 1997 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. From August 1999 to August 2000, seasonally-adjusted jobs in manufacturing fell 3.4% From August, 1999 to August, 2000, the manufacturing sectors leading in job losses were textiles, apparel, transportation equipment, furniture and fixtures, electronic equipment, and tobacco products. In contrast, jobs continued to increase in the service sector during 2000. Over 67,000 jobs were added in services during 2000, including wholesale and retail trade, financial services, educational services, and the federal government.

    In 1998, the State ranked fourth in the nation after Michigan, California, Ohio, and New York in new corporate locations and expansions, with 1,044 announced new facilities and expansions. The State also ranked first in both new jobs and new location projects per one million residents for 1996-1998.

    In 1998 there was an unprecedented $8 billion in new corporate investment in the State, led by Nucor Corporation and Federal Express, with investments of approximately $300 million each. Total manufacturing investments increased
    18.8 percent to $4.7 billion over 1997, and non- manufacturing investments more than doubled at $3.1 billion over 1997.

    More than 734 international firms have established a presence in the State. Charlotte is the second largest financial center in the country, based on assets of banks headquartered there. Bank of America, N.A., the nation's largest bank, is based in Charlotte. The strength of the State's manufacturing sector also supports the growth in exports. Foreign-owned firms invested more than $1 billion in the State in 1998, and created 7,173 new jobs. The 1997 annual statistics showed $18.0 billion in exports, tenth among the States in export trade.

    Agriculture is a basic element in the economy of the State. Gross agricultural income reached over $7 billion in 1998, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 31% of gross agricultural income. The pork industry provides approximately 18% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 14% of gross agricultural income. In 1997, the State also ranked third in the nation in net farm income.

    The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

    According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, turkeys and sweet potatoes and second in hog production, trout, the production of Christmas trees, and cucumbers for pickles. The State ranks third in poultry and egg products. In 1998 there were approximately 58,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy, accounts for nearly 25% of the State's income and employs approximately 22% of the State's work force.

    As stated in the August 27, 1999 Official Statement of the Department of State Treasurer relating to the State of North Carolina General Obligation Bonds, on November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, in compliance with the Consent Decree, to help communities in North Carolina hurt by the decline of tobacco farming. The court must review the law for compliance with the intent outlined in the Consent Decree. The foundation would receive fifty percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, would each get twenty-five percent of the settlement.

    North Carolina is also one of the 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

    The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Forty-three million visitors in 2000 contributed to the $12 billion travel and tourism economic impact for the state, a 5.8% increase over 1999. The North Carolina travel and tourism industry directly supports 195,200 jobs, which was a 2.5% increase over 1999.

    Bond Ratings. Moody's rates North Carolina general obligation bonds as Aaa (confirmed August 18, 2000) and Standard & Poor's rates such bonds as AAA (confirmed August 21, 2000).

    PENNSYLVANIA FUND
    State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

    Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $4.1 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

    Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.2 percent. This rate compares to a 0.2 percent rate for the Middle Atlantic region and 2.0 percent for the U.S. For the five years ending with 2000, employment in the Commonwealth has increased 2.0 percent.

    Non-manufacturing employment in Pennsylvania has increased in recent years to 83.7 percent of total non-agricultural employment in November, 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of November, 2000 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In November, 2000, the services sector accounted for 32.4 percent of all non-agricultural employment while the trade sector accounted for 22.6 percent.

    Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4 percent in 1999. From 1994 through 1999, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. During 1999, the annual average unemployment rate in the Commonwealth was 4.2%, compared to 4.2% for the United States. As of April 2001, the most recent month for which data is available, the unemployment rate for the Commonwealth was 4.0 percent, compared to 4.2 percent for the United States.

    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 110 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

    Financial Condition and Results of Operations (Budgetary Basis). The five year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average 5.5 percent rate during the five-year period. The growth rate for taxes was 5.0 percent. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3 percent during the period. Expenditure and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5 percent average rate, led by a 17.3 percent average annual increase in program costs for economic development and assistance activities, a 5.8 percent average increase for protection of person and property costs and a 4.8 percent average annual increase for public health and welfare programs.

    Assets in the Commonwealth's governmental fund types rose during fiscal 2000 by 22.3 percent to $11,297.1 million. Liabilities for the governmental fund types during fiscal 2000 increased by 14.1 percent to $4,660.6 million. A larger gain in assets than in liabilities during fiscal 2000 for governmental types produced a 28.8 percent increase in equity and other credits at June 30, 2000. Equity and other credits at the end of fiscal 2000 totaled $6,636.5 million, up from $5,151.8 million at the end of fiscal 1999.

    Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from fiscal 1996 through fiscal 2000, revenues and other sources increased by an average 5.9 percent annually. Tax revenues during this same period increased by an annual average of 5.1 percent. Other revenues, with a
    24.7 percent annual average rate of increase, had the largest rate of growth over the five-year period.

    Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at an average annual rate of 4.6 percent. Program costs for protection of persons and property increased an average 5.8 percent annually. Public health and welfare program costs increased at a 4.8 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

    The general fund balance at June 30, 2000 totaled $4,263.6 million, an increase of $1,400.2 million over the $2,863.4 million balance at June 30, 1999.

    Fiscal 1998 Financial Results (Budgetary Basis). Operations during the 1998 fiscal year increased the unappropriated balance of commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7 percent of fiscal 1998 revenues.

    Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by
    7.8 percent and 2.7 percent, respectively. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

    Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures.

    Fiscal 1999 Financial Results (Budgetary Basis). The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999, consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million authorized by the General Assembly from the unappropriated surplus. The remaining $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million described below.

    Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimate and 7.4 percent above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher available balances, were $61.0 million (18.4 percent) above estimate.

    Including supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998. Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts also benefited from an estimated $104 million of reduced contributions by school districts to their workers' retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (v) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarter Commonwealth contribution to the Public School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations.

    Fiscal 2000 Financial Results(Budgetary Basis). At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

    Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

    Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

    Fiscal 2001 Budget. The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and a property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non- recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year 1998-99 school district property taxes was included in the budget. Tax rebate payments to be made during the 2001 fiscal year are budgeted in the amount of $330 million. The tax rebate is treated by the Commonwealth as a reduction to revenue and not as an expenditure in its budgetary basis financial statements.

    The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7 percent rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

    Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected in the enacted budget to increase by 3.2 percent over fiscal 2000 receipts. Budgeted tax revenues are expected to rise by 3.4 percent, including a 73 percent ($76.5 million) reduction in public utility realty tax receipts. Public utility realty tax receipts are passed on to local governments in Pennsylvania through annual appropriations from the General Fund. Recent legislated changes to the imposition of this tax have caused changes in tax liabilities and payments. Projected increases for receipts of the sales and use tax are 4.1 percent and for the personal income tax are 4.2 percent. Non-tax Commonwealth revenues are estimated to total $412.1 million, a 7.6 percent reduction from fiscal 1999 revenues. The largest items accounting for the reduction are expected lower receipts from sale of state property and lower investment earnings.

    Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations. Major program areas receiving funding increases above the 2.5 percent average include basic education (3.1 percent), higher education (7.3 percent), and medical assistance (6.6 percent).

    The fiscal 2001 budget continues the Governor's emphasis of tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs. Enacted permanent tax cuts for fiscal 2001 total an estimated $444.6 million in the General Fund. Most major changes were effective January 1, 2000. The retroactive nature of tax reductions did not affect fiscal 2000 revenues.

    In a review of the fiscal 2001 budget in December 2000, the estimate for the unappropriated surplus at the end of the 2001 fiscal year was increased from the projection based upon the budget as enacted. The projected fiscal year-end unappropriated surplus has been increased by $282 million to $297 million, prior to the transfer to the Tax Stabilization Reserve Fund. This estimated increase is the net change from a $200 million increase in estimated Commonwealth revenues, identification of $68 million of supplemental appropriation needs, and an estimated $150 million of appropriation lapses during the fiscal year. Of the anticipated $200 million in higher Commonwealth revenues, $157 million is estimated to come from higher personal income tax receipts, $104 million from increased investment earnings, and anticipated net reductions of $61 million from other revenue sources, principally corporate taxes and the inheritance tax.

    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt;
    (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 31, 2000 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 31, 2000 was approximately $22.1 billion, and, therefore, the net debt limitation for the 2000 fiscal year is approximately $34.6 billion. Outstanding net debt totaled approximately $4.1 billion at August 31, 2000. On August 31, 2000 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $32.7 billion.

    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P and "Aa2" by Moody's.

    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

    The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 16, 2000.

    No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $959.4 million in special tax revenue bonds outstanding as of June 30, 2000. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

    S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.


    SOUTH CAROLINA FUND
    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State Government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to satisfy such deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior year's revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if there be a casual deficit, such deficit shall be provided for in the succeeding fiscal year.

    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.

    In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of 75% of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

    For many years, each annual Appropriations Act has contained a provision requiring the Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of 1994, Part I, Section 17G.36, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the State Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.

    Actions taken by the Budget and Control Board in the fiscal year ended June 30, 1992, reflect the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the State Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991, and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was inappropriate. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on August 22, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.

    For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

    For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

    For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

    For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million.

    For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $86.9 million.

    For the fiscal year ended June 30, 1999, the State had a budgetary surplus of $410 million. The General Assembly designated the application of $322 million of this surplus, including a transfer to the Capital Reserve Fund in the amount of $92 million.


    For the Fiscal Year ended June 30, 2000, the State had a budgetary surplus of $213 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $97 million.

    The Board of Economic Advisers reported as of October 31, 2000 that State revenue collections to date were approximately $18 million below schedule to meet the base revenue estimate of $5,316.9 million contained in the State's Fiscal Year 2000-2001 Appropriation Act. On November 9, 2000, the Board of Economic Advisors reduced its base revenue estimate for Fiscal Year 2000-2001 by $96.4 million to $5,220 million. State law requires that the Budget and Control Board take immediate action to avoid year-end deficits if at the end of the first or second quarter of a fiscal year, base revenue collections are four percent or more below the amount projected for such quarter. In reaction to the Board of Economic Advisors' reports, the Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's Fiscal Year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. Additional deficit-avoidance measures will be required in the event of further shortfalls in revenues.

    The Board of Economic Advisers reported as of May 31, 2001 that State revenue collections through May were $75 million below schedule to meet the Board of Economic Advisers' revised estimate of $5,620.5 million. Revenues rose 2.8% compared to a rate of 4.3% needed to meet the revised estimate.

    South Carolina is primarily a manufacturing state. In 2000, one-fifth of all jobs in the state were in the manufacturing industry, compared to fourteen percent nationally. Although the textile industry is still the major industrial employer in the state, since 1950 the State's economy has undergone a gradual transition to greater diversification in the manufacturing sector. In addition, the economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing.

    Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry. In recent years, the State has become a leading component part supplier to the automotive industry which has helped such industries in the state as textiles, electronics, rubber and plastics, and metalworking. In 1975, French tire maker Michelin, established tire producing plants and its North American headquarters in the State. In 1987, Mack Truck established a truck producing plant in the state. The German-based Bavarian Motor Works opened an auto plant in 1994. Honda of America recently selected the State as the site of its production facility of all-terrain vehicles. The State is also home to automotive corporations such as Pirelli, Bridgestone/Firestone, and Freightliner. In 1999, Michelin announced an additional multi-million dollar investment in its production facilities in the State.

    Calendar year 2000 was a solid year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $6.1 billion in economic development projects during 2000. This investment is expected to create 35,132 new jobs at 1,628 companies. The State's right-to-work environment has permitted an opportunity for job growth in an industry dominated by unionized labor. These developments were assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's.

    The State's economy tends to depend on the national economy. Real Gross Domestic Product (GDP) nationwide increased 5.0% during 2000. The nation's output expanded at a revised 4.2% in 1999 after a 4.4% increase in 1998. Inflation as measured by the Consumer Price Index increased at a rate of 3.4% during 2000 after increasing 2.2% in 1999 and 1.6% in 1998.

    During all of 1999 personal income grew at a revised average annual rate of 5.7% in the State. During the same period the nation's income grew 5.4% and the Southeast grew 4.9%. Over the period from 1994-1999 personal income in the State rose at a compounded annual rate of 6.0%, outpacing the 5.8% annual income growth in the United States and the 5.8% annual income growth rate in the Southeastern region for the same period.

    As of December 2000, employment increased 1.6% while the rate of employment growth in the United States was 1.4%. The unemployment rate for South Carolina in 2000 was 3.9%, while the unemployment rate in the United States was 4.0%.

    General Fund Revenues increased at a rate of 2.1% during the Fiscal Year ended June 30, 2000 over the previous Fiscal Year. The State finished the Fiscal Year ended June 30, 2000 with a revenue excess of $57 million above expenditures authorized within the Fiscal Year 1999-2000 Appropriation Act. Revenues through February 2001 have increased at a rate of 2.9%.

    TENNESSEE FUND
    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State's fiscal year runs from July 1 through June 30.

    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by one-half of one percent to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. At this time, the Tennessee General Assembly is considering raising the state sales tax by either one-half of one percent (to six and one half percent) or one percent (to seven percent) to address a budget shortfall.

    The State of Tennessee faces a recurring budget crisis for this fiscal year. Tennessee does not presently impose an income tax upon personal income and relies primarily on the sales tax for revenue. The Tennessee General Assembly is weighing options for the budget for the next fiscal year and is considering implementing a state tax on personal income as well as increased fees for professional licenses. Last year in a special session the General Assembly considered but did not pass income tax legislation. Tennessee's budget continues to fall short of projections each year, and there is a projected $880 million shortfall in the 2001-02 state budget. The recurring budget crisis could lead to financial difficulty for the state.

    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997 the State's economy began to reaccelerate, but it slowed in 1998, 1999 and 2000, with only modest economic gains. Slower growth for the State's economy is projected for the fiscal year ending June 30, 2001. Tennessee's economic growth has fallen behind the rate of economic growth for the nation. While the economy will expand in 2001 and 2002, growth will be slower than has been the case in recent years and there is some chance of recession.

    Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. Taxable sales are projected to increase by 4.5% in 2001 and 5.3% in 2002, although there is no guarantee such projections will be met.

    The positive effects of Tourist and Tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourism expenditures, however, Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourism estimates that Tennessee had almost 40 million visitors in 1997, generating approximately $8.5 billion in revenue.

    Personal income grew 5.8 percent in 2000 and is projected to grow 5.5 percent in 2001. Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995, 1996, 1997, 1998 and 1999. In 1999, per capita income in Tennessee registered $24,466, an increase of approximately 3.07% over 1998. Tennessee personal income is projected to rise in 2000, up slightly from the 4.3 percent pace expected for 1998. Inflation adjusted Tennessee per capita personal income is projected to increase from $24,926 in 2000 to $31,971 in 2009, an increase of 28.3 percent. However, growth in Tennessee personal income has trailed the national average in the past several years. In 2000, nominal per capita income is expected to be 88.7 percent of the national average, down from
    90.0 percent in 1997.

    The unemployment rate for 2001 is projected at 4.3 percent, up from 3.7 percent in 2000. Tennessee's non-agricultural job growth is projected to fall to 1.2 percent in 2001, corresponding to similar job decline in growth for other states. The number of new non-agricultural jobs in Tennessee grew by 1.46 percent in 2000, a decrease from 1.5 percent in 1999, 2.1 percent in 1998 and 1.9 percent in 1997. The first quarter of 2001 had job growth of
    1.14 percent over the first quarter of 2000.

    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment, and manufacturing employment in Tennessee has steadily declined on a percentage of work force basis. Service sector employment in Tennessee has climbed steadily since 1973, increasing its share of overall State non-agricultural employment from 14.5% to 29% in 2000. Over the same period, employment in manufacturing has declined from 33.9% to 20%, and employment in the trade sector has increased in the period from 1973 to 2000 from 20.4% to 25% of non-agricultural employment in 2000. It is predicted that the service industry sector will account for about 23 percent of the non-agricultural jobs in Tennessee in the year 2009. Accordingly, non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and 5% in finance, insurance and real estate.

    Manufacturing employment is one component of non-agricultural employment. Tennessee manufacturing employment decreased by about one quarter of one percent in 2000. The job losses remain most pronounced in the textile, apparel and leather industries. Approximately 20,000 Tennessee jobs were lost in nondurable goods manufacturing between 1997 and 1999.

    Agriculture also plays a vital role in the Tennessee economy. However, Tennessee has experienced a continued downward spiral in farm income. Tennessee tobacco acreage and income are expected to decline substantially in 2001 and short-term recovery is viewed as unlikely. Production agriculture contributed $1.97 billion to Tennessee's economy in 1999, a decline of more than ten percent over similar contributions for the previous year. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict.

    Tennessee's population increased approximately 16.7% from 1990 to 2000. Tennessee's population increased 0.9% from 1998 to 1999. As of July 1, 2000, the State's population was estimated at approximately 5.69 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that Tennessee will be the sixth most popular destination for new residents coming from other states during the period from 1995-2025. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. Greatest growth is expected to occur in the Nashville MSA, which, in 1995, and for the first time, passed the Memphis MSA as the largest metropolitan population center in Tennessee. The largest population decline is expected in the rural counties of northwest Tennessee.

    Tennessee's general obligation bonds have been downgraded from AAA to AA+ by Standard & Poors. Moody's Investor Service has downgraded Tennessee general obligation bonds from Aaa to Aa1. Tennessee's smallest counties have Moody's lower ratings ranging from Baa to B, in part due to these rural counties' limited economies that make them vulnerable to economic downturns. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions. Of Tennessee's four largest counties, the Nashville and Davidson County Metropolitan Government has an AA rating, Shelby County has a AA+ rating and Knox County has an AA rating.

    VIRGINIA FUND

    The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution requiring a balanced budget was approved by the voters on November 6, 1984.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

    The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.


    The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. No significant new taxes or increases in the scope or amount of existing taxes were passed at the 2001 session of the General Assembly.


    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. However, West Virginia's economy continues to diversify and its dependence on coal mining, oil and gas is diminishing. Manufacturing services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. Significant effort is also being made to enhance the wood products, poultry processing, and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon developing the tourism industry in the State and the Legislature has enacted a number of statutes designed to foster the growth in tourism.


    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2000 (annual average) was 5.5%. This represents the State's lowest annual rate since 1976 however, West Virginia's unemployment rate remains above the national average. The State Treasurer's Office reported in 2000 that, while personal income of the State's residents has increased in recent years, West Virginia ranks 37th in total personal income and 50th in per capita income when compared to other states. The state's population has declined in recent years, although slight growth in population is anticipated in upcoming years. West Virginia is reported to have the nation's oldest population.

    West Virginia's economy continues to be enhanced by the construction and improvement of roadways in the State. In 1997, the State approved the sale of up to $550 million in general obligation road bonds over five years. A total of $330 million of road bonds were issued in 1998 and 1999 and it is anticipated that $110 million of such bonds will be issued in each of fiscal years 2001 and 2002. In 1996, the State began sales of infrastructure bonds as part of a $300 million program aimed at local water and sewer projects as well as economic development projects. The State is currently considering the issuance of $4.0 billion of bonds for the purpose of retiring the unfunded liability in the State's pension funds which would be the largest such refunding ever undertaken by a state or local government. Before these pension obligation bonds can be sold, further authorization and action by the State Legislature and possibly the State's voters will be necessary. The West Virginia Supreme Court of Appeals in May 2001 declined to hear a test case on the bonds which has left unanswered issues regarding the constitutionality of the bond issue.

    According to the West Virginia Debt Capacity Reports issued by the State Treasurer in 1999 and 2000, the State's general obligation bonds were recently rated Aa3 by Moody's Investors Service, AA- by S&P and AA- by Fitch.


    In 2000 the State Legislature did not enact any significant new taxes or increase the scope or amount of existing taxes. The State Legislature in 1997 enacted legislation which will exempt from ad valorem property taxes all intangible personal property with tax situs in West Virginia. This exemption will be phased in gradually from 1998 to 2003.


    In 1997 the State Constitution was amended to allow the investment of certain state investment funds, such as pension funds and the workers' compensation and coal-workers pneumoconiosis funds, in common stocks and other equity investments. Statutory limitations on the amount of such equity investments exist.

    A popular surface coal mining method commonly referred to as "mountaintop removal" has recently come under heavy scrutiny in this State. Mountaintop removal typically involves the removal of spoil to expose coal seams and the subsequent disposal of the spoil into valley spills. Rulings of the U.S. District Court for the Southern District of West Virginia in Patricia Bragg, et al, v. Colonel Dana Robertson, et al., placed significant restrictions on mountaintop removal mining due to the impact on streams and other water resources; however, the U.S. Court of Appeals for the Fourth Circuit reversed such rulings in April 2001 on the grounds that the State is immune from suit in federal court under the 11th Amendment to the U.S. Constitution. As the Fourth Circuit did not address the merits of the case, key issues have yet to be resolved. The State Legislature, Congress and state and federal agencies continue to evaluate this issue. Given the popularity of this mining method, restrictions on this mining method would be anticipated to have a significant adverse effect on coal-related jobs in West Virginia and tax revenues generated by coal mining.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                            PAGE
I        Management of the Fund ............................................   1
         Trustees/Officers .................................................   1
         Investment Adviser ................................................   1
         Administrator .....................................................   2
         Custodian .........................................................   2
         Shareholder Servicing Agent .......................................   2
         Distributor .......................................................   2
         Code of Ethics ....................................................   2
II       Principal Share Characteristics ...................................   2
         Class A Shares ....................................................   2
         Class B Shares, Class C Shares and Class I Shares .................   3
         Waiver of Sales Charges ...........................................   3
         Dealer Commissions and Concessions ................................   3
         General ...........................................................   3
III      Distribution Plan .................................................   3
         Features Common to Each Class of Shares ...........................   3
         Features Unique to Each Class of Shares ...........................   4
IV       Investment Techniques, Practices and Risks ........................   5
V        Net Income and Distributions ......................................   5
         Money Market Funds ................................................   5
         Other Funds .......................................................   6
VI       Tax Considerations ................................................   6
         Taxation of the Fund ..............................................   6
         Taxation of Shareholders ..........................................   6
         Special Rules for Municipal Fund Distributions ....................   8
VII      Portfolio Transactions and Brokerage Commissions ..................   8
VIII     Determination of Net Asset Value ..................................  10
         Money Market Funds ................................................  10
         Other Funds .......................................................  10
IX       Performance Information ...........................................  11
         Money Market Funds ................................................  11
         Other Funds .......................................................  11
         General ...........................................................  12
         MFS Firsts ........................................................  13
X        Shareholder Services ..............................................  13
         Investment and Withdrawal Programs ................................  13
         Exchange Privilege ................................................  16
         Tax-Deferred Retirement Plans .....................................  17
XI       Description of Shares, Voting Rights and Liabilities ..............  17
         Appendix A -- Waivers of Sales Charges ............................ A-1
         Appendix B -- Dealer Commissions and Concessions .................. B-1
         Appendix C -- Investment Techniques, Practices and Risks .......... C-1
         Appendix D -- Description of Bond Ratings ......................... D-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEE RETIREMENT PLAN -- Each Trust (except MFS Series Trust XI) has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

       MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in Part I of this SAI for Funds which use sub-advisers.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

     CLASS B SHARES, CLASS C SHARES
     AND CLASS I SHARES
     MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

       In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

       The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

       Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

       Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

       The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

       The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

       In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

       Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

       All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

       All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

       Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

       The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

       As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

       Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

       From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

       The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

       From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

       From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

       Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

       o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

       o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

       After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

       o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

       o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

       o Simplified Employee Pension (SEP-IRA) Plans;

       o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

       o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

       o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

       Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

       Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

       The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  --------------------
  PART II - APPENDIX A
  --------------------

    WAIVERS OF SALES CHARGES
    This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I   WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    DIVIDEND REINVESTMENT
      o Shares acquired through dividend or capital gain reinvestment; and

      o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

    CERTAIN ACQUISITIONS/LIQUIDATIONS
      o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
    Shares acquired by:
      o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

      o Trustees and retired trustees of any investment company for which MFD serves as distributor;

      o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

      o Employees or registered representatives of dealers;

      o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

      o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

    INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
      o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    RETIREMENT PLANS (CDSC WAIVER ONLY).
    Shares redeemed on account of distributions made under the following circumstances:

      o Individual Retirement Accounts ("IRAs")

        > Death or disability of the IRA owner.

      o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

        > Death, disability or retirement of 401(a) or ESP Plan participant;

        > Loan from 401(a) or ESP Plan;

        > Financial hardship (as defined in Treasury Regulation Section
          1.401(k)-1(d)(2), as amended from time to time);

        > Termination of employment of 401(a) or ESP Plan participant
          (excluding, however, a partial or other termination of the Plan);

        > Tax-free return of excess 401(a) or ESP Plan contributions;

        > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

        > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

        > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

      o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

        > Death or disability of SRO Plan participant.

      o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

        > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

    CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
    Shares transferred:
      o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

      o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

    LOAN REPAYMENTS
      o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II  WAIVERS OF CLASS A SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

    WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
      o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

    INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
      o Shares acquired by insurance company separate accounts.

    SECTION 529 PLANS
    Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services.

    RETIREMENT PLANS
      o Administrative Services Arrangements

        > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

      o Reinvestment of Distributions from Qualified Retirement Plans

        > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      o Reinvestment of Redemption Proceeds from Class B Shares

        > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

      o Retirement Plan Recordkeeping Services Agreements

        > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

        > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

      o MFS Prototype IRAs

        > Shares acquired by the IRA owner if: (i) the purchase represents the immediate reinvestment of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

    SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS
    MADE UNDER THE FOLLOWING CIRCUMSTANCES:
      o IRAs

        > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        > Tax-free returns of excess IRA contributions.

      o 401(a) Plans

        > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

      o ESP Plans and SRO Plans

        > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

      o 401(a) Plans and ESP Plans

        > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;

    provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

    PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
      o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    BANK TRUST DEPARTMENTS AND LAW FIRMS
      o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

    INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
      o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III WAIVERS OF CLASS B AND CLASS C SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    SYSTEMATIC WITHDRAWAL PLAN
      o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    DEATH OF OWNER
      o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferal of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

    DISABILITY OF OWNER
      o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

    RETIREMENT PLANS.
    Shares redeemed on account of distributions made under the following circumstances:

      o IRAs, 401(a) Plans, ESP Plans and SRO Plans

        > Distributions made on or after the IRA owner or the 401(a), ESP or SRO
          Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

        > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

        > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

        > Death or disability of a SAR-SEP Plan participant.

      o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

        > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

        > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
          1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

      For most of the MFS Funds:

      o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      o Until terminated by MFD, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemptions or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

      o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Daily K Plan") whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

        The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

       (ii) if such Plan's records are maintained by an Independent Recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Daily K
      Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million in assets invested in Applicable Investments;

       (ii) if such Plan's records are maintained by an independent recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million dollars in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Daily K Plan.

      o In lieu of the sales commission and service fees normally paid by MFD to borker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      For MFS Union Standard(R) Equity Fund:

      o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

      For MFS Emerging Growth Fund, MFS Research Fund, MFS Capital Opportunities Fund and MFS Money Market Fund:

      o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

        MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

  --------------------
  PART II - APPENDIX C
  --------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

        Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

        The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

        The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

        The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

        To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.

    C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

    NOTES

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

500 Boylston Street, Boston, MA 02116

                                                                 MFS-13P2 - 1/01

                                                    ----------------------------
                                                    MFS(R) MUNICIPAL INCOME FUND
                                                    ----------------------------
                                                                  AUGUST 1, 2001

                                                                      PROSPECTUS

                                                                  CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS C SHARES
--------------------------------------------------------------------------------

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     TABLE OF CONTENTS

                                                                            Page
I      Risk Return Summary ..............................................     1
II     Expense Summary ..................................................     6
III    Certain Investment Strategies and Risks ..........................     8
IV     Management of the Fund ...........................................     9
V      Description of Share Classes .....................................    10

VI     How to Purchase, Exchange and Redeem Shares ......................    13
VII    Investor Services and Programs ...................................    17
VIII   Other Information ................................................    19
IX     Financial Highlights .............................................    22

       Appendix A -- Investment Techniques and Practices ................    A-1
       Appendix B -- Taxable Equivalent Yield Table .....................    B-1

----------------------
I  RISK RETURN SUMMARY
----------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income tax. However, the interest income on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

        While the fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies, the fund may also invest in lower rated bonds. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.

        In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o   Municipal Securities Risk:

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

        > Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e. the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o   Lower Rated Bonds Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class B shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.

    1991        11.41%
    1992         7.88%
    1993        10.91%
    1994       (5.30)%
    1995        13.82%
    1996         2.87%
    1997         8.81%
    1998         4.26%
    1999       (3.62)%
    2000         9.10%

    During the period shown in the bar chart, the highest quarterly return was 5.86% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.82)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2001 was 2.42%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and to the average general municipal debt fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                1 Year    5 Years   10 Years
    Class A shares                               4.71%      3.96%     5.96%
    Class B shares                               5.10%      3.85%     5.83%
    Class C shares                               8.08%      4.21%     5.86%
    Lehman Brothers Municipal Bond Index+*      11.68%      5.84%     7.32%
    Average general municipal debt fund++       10.83%      4.65%     6.67%

    ------
+   Source: Standard & Poor's Micropal, Inc.
++  Source: Lipper Inc.
* The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.


    The fund commenced investment operations on December 29, 1986 with the offering of class B shares, and subsequently offered class A shares on September 7, 1993 and class C shares on January 3, 1994. Class A and class C share performance includes the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A and class C share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares and the lower CDSC applicable to class C shares, rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-------------------
II  EXPENSE SUMMARY
-------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment):
 .............................................................................
                                                 CLASS A    CLASS B   CLASS C
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price).    4.75%      0.00%     0.00%

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is less) ......See Below(1)   4.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
 ...........................................................................
Management Fees .............................    0.71%      0.71%     0.71%
Distribution and Service (12b-1) Fees(2) ....    0.25%      1.00%     1.00%
Other Expenses(3) ...........................    0.24%      0.24%     0.24%
                                                 -----      -----     -----
Total Annual Fund Operating Expenses ........    1.20%      1.95%     1.95%
    Fee Waiver(4) ...........................  (0.31)%    (0.31)%   (0.31)%
    Net Expenses ............................    0.89%      1.64%     1.64%
    ------
(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution fee is currently not being imposed, but may equal up to 0.10% annually upon approval by the board of trustees which oversees the fund.
(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be 0.87%, 1.62% and 1.62% for class A, class B and class C, respectively.
(4) MFS has contractually agreed to reduce its management fee to 0.40% annually of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least August 1, 2002 absent an earlier modification approved by the Board of Trustees which oversees the fund.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
--------------------------------------------------------------------------------
Class A shares                          $562       $809     $1,075    $1,834
Class B shares(1)
  Assuming redemption at end of period  $567       $882     $1,223    $2,055
  Assuming no redemption                $167       $582     $1,023    $2,055

Class C shares
  Assuming redemption at end of period  $267       $582     $1,023    $2,250
  Assuming no redemption                $167       $582     $1,023    $2,250


------
(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

    o   U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

    Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV  MANAGEMENT OF THE FUND

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $144.7 billion as of June 30, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund has contracted to pay MFS an annual management fee equal to 0.30% of the fund's average daily net assets plus 6.43% of its gross income for its then-current fiscal year. For fiscal year ended March 31, 2001, this fee was equivalent to 0.71% of the fund's average daily net assets. MFS has contracted to waive its right to receive a portion of this fee as described under "Expense Summary."


o   PORTFOLIO MANAGER

    The fund's portfolio managers are Geoffrey L. Schechter and Michael L. Dawson, Vice Presidents of MFS. Messrs. Schechter and Dawson became portfolio managers of the fund on March 23, 2000 and have been employed in the investment management area of MFS since June 1993 and September 1998, respectively. Prior to joining MFS, Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March 1997 to May 1998, and in the Institutional Sales - Fixed Income Division of Goldman Sachs & Co. from January 1993 to March 1997.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V   DESCRIPTION OF SHARE CLASSES

    The fund offers class A, B and C shares through this prospectus.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                              SALES CHARGE* AS PERCENTAGE OF:
                                              -------------------------------
                                               Offering        Net Amount
    Amount of Purchase                          Price          Invested
    Less than $100,000                          4.75%            4.99%
    $100,000 but less than $250,000             4.00             4.17
    $250,000 but less than $500,000             2.95             3.04
    $500,000 but less than $1,000,000           2.20             2.25
    $1,000,000 or more                         None**           None**
    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:
                                                          CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                         SALES CHARGE
    --------------------------------------------------------------------------
    First                                                          4%
    Second                                                         4%
    Third                                                          3%
    Fourth                                                         3%
    Fifth                                                          2%
    Sixth                                                          1%
    Seventh and following                                          0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC


    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.10% per annum class A distribution fee is currently not being imposed. The fund will begin paying this fee on such date as the Trustees of the fund may determine.

VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o   if you establish an automatic investment plan;

    o   if you establish an automatic exchange plan; or

    o   if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        >   employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o   send a check with the returnable portion of your statement;

    o   ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new class A shares will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

      Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

    o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

    o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90- day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

-----------------------------------
VII  INVESTOR SERVICES AND PROGRAMS
-----------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o   Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $100,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

-----------------------
VIII  OTHER INFORMATION
-----------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange (the "NYSE") is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Ordinary dividends are normally subject to both federal income tax and any state and local income taxes. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.


    Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from 31% to 28% in a series of steps beginning on August 6, 2001 and ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange fund shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of the fund, your deduction for interest paid on those borrowings will be limited.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

IX  FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.


CLASS A SHARES
 ...............................................................................................................................
                                                                     YEAR ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                2001               2000               1999              1998             1997
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value -- beginning of period       $  8.33            $  8.97            $  8.99           $  8.50         $   8.62
                                              -------            -------            -------           -------         --------
 Income from investment operations# --
 Net investment income(S)                     $  0.46            $  0.48            $  0.47           $  0.48         $   0.49
 Net realized and unrealized gain
  (loss) on investments                          0.27              (0.59)             (0.02)             0.49            (0.12)
                                              -------            -------            -------           -------         --------
 Total from investment operations             $  0.73            $ (0.11)           $  0.45           $  0.97         $   0.37
                                              -------            -------            -------           -------         --------

 Less distributions declared to shareholders -
 From net investment income                   $ (0.47)           $ (0.47)           $ (0.47)          $ (0.48)        $  (0.49)
 From net realized gain on investments          (0.02)             (0.06)                --                --               --
 In excess of net investment income             (0.03)                --                 --                --               --
                                              -------            -------            -------           -------         --------

 Total distributions declared to shareholders $ (0.52)           $ (0.53)           $ (0.47)          $ (0.48)        $  (0.49)
                                              -------            -------            -------           -------         --------
 Net asset value -- end of period             $  8.54            $  8.33            $  8.97           $  8.99         $   8.50
                                              =======            =======            =======           =======         ========
Total return(+)                                  9.06%             (1.15)%             5.16%            11.61%            4.28%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                      0.89%              0.88%              1.08%             1.23%            1.31%
 Net investment income                           5.55%              5.66%              5.35%             5.44%            5.75%
Portfolio turnover                                 15%                57%                31%               23%              30%
Net assets at end of period (000 Omitted)    $255,799           $217,880           $215,858          $189,056         $152,039
--------
(S) The investment adviser voluntarily waived a portion of its management fee for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                    $   0.44           $   0.45           $   0.47          $     --       $       --
        Ratios (to average net assets):
      Expenses##                                 1.20%              1.20%              1.21%               --               --
      Net investment income                      5.24%              5.34%              5.22%               --               --
# Per share data is based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been  included, the results would have been lower.



CLASS B SHARES
 ..............................................................................................................................
                                                                           YEAR ENDED MARCH 31,
                                            ----------------------------------------------------------------------------------
                                                  2001              2000              1999              1998             1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value -- beginning of period         $  8.34           $  8.98           $  9.00           $  8.51         $   8.63
                                                -------           -------           -------           -------         --------
 Income from investment operations# --
 Net investment income(S)                       $  0.40           $  0.42           $  0.41           $  0.42         $   0.43
 Net realized and unrealized gain (loss)
  on investments                                   0.27             (0.59)            (0.02)             0.48            (0.13)
                                                -------           -------           -------           -------         --------
Total from investment operations                $  0.67           $ (0.17)          $  0.39           $  0.90         $   0.30
                                                -------           -------           -------           -------         --------

Less distributions declared to
  shareholders -
 From net investment income                     $ (0.41)          $ (0.41)          $ (0.41)          $ (0.41)        $  (0.42)
 From net realized gain on investments            (0.02)            (0.06)               --                --               --
 In excess of net investment income               (0.03)               --                --                --               --
                                                -------           -------           -------           -------         --------
Total distributions declared to
 shareholders                                   $ (0.46)          $ (0.47)          $ (0.41)          $ (0.41)        $  (0.42)
                                                -------           -------           -------           -------         --------
Net asset value -- end of period                $  8.55           $  8.34           $  8.98           $  9.00         $   8.51
                                                =======           =======           =======           =======         ========
Total return                                       8.24%            (1.89)%           4.38%            10.77%            3.44%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                        1.64%             1.63%             1.83%             1.98%            2.11%
 Net investment income                             4.82%             4.89%             4.59%             4.69%            4.95%
Portfolio turnover                                   15%               57%               31%               23%              30%
Net assets at end of period (000 Omitted)       $75,858           $93,656          $140,871          $172,339         $226,138
--------
(S) The investment adviser voluntarily waived a portion of its  management fee for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                       $  0.38           $  0.39          $   0.40           $    --         $     --
        Ratios (to average net assets):
      Expenses##                                   1.95%             1.95%             1.96%               --               --
      Net investment income                        4.51%             4.57%             4.46%               --               --
#  Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


CLASS C SHARES
 ..............................................................................................................................
                                                                             YEAR ENDED MARCH 31,
                                                ------------------------------------------------------------------------------
                                                  2001             2000             1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value -- beginning of period         $  8.35           $  8.99           $  9.01           $  8.52         $  8.64
                                                -------           -------           -------           -------         -------
 Income from investment operations# --
 Net investment income(S)                       $  0.40           $  0.42           $  0.41           $  0.41         $  0.43
 Net realized and unrealized gain (loss) on
  investments                                      0.27             (0.59)            (0.02)             0.49           (0.12)
                                                -------           -------           -------           -------         -------
Total from investment operations                $  0.67           $ (0.17)          $  0.39           $  0.90         $  0.31
                                                -------           -------           -------           -------         -------

Less distributions declared to shareholders -
 From net investment income                     $  (0.41)        $  (0.41)          $ (0.41)          $ (0.41)        $ (0.43)
 From net realized gain on investments             (0.02)           (0.06)              --               --              --
 In excess of net investment income                (0.03)              --               --               --              --
                                                -------           -------           -------           -------         -------
Total distributions declared to shareholders    $  (0.46)        $  (0.47)          $ (0.41)          $ (0.41)        $ (0.43)
                                                -------           -------           -------           -------         -------
Net asset value -- end of period                $   8.56         $   8.35           $  8.99           $ 9.01          $  8.52
                                                ========         ========           =======           ======          =======
Total return                                        8.23%           (1.89)%            4.37%           10.75%            3.62%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                         1.64%            1.63%             1.81%            1.98%            2.06%
 Net investment income                              4.80%            4.89%             4.59%            4.69%            5.00%
Portfolio turnover                                    15%              57%               31%              23%              30%
Net assets at end of period (000 Omitted)       $ 29,257          $26,037           $32,164          $21,802          $19,159
--------
(S) The investment adviser voluntarily waived a portion of its management fee for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                       $   0.37          $  0.39           $  0.40          $    --          $   --
        Ratios (to average net assets):
      Expenses##                                    1.95%            1.95%             1.94%              --              --
      Net investment income                         4.49%            4.57%             4.46%              --              --
# Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES
 ..........................................................................
SYMBOLS                   x  permitted                  -- not permitted
--------------------------------------------------------------------------

Debt Securities
  Asset-Backed Securities

    Collateralized Mortgage Obligations and Multiclass

      Pass-Through Securities                                   x
    Corporate Asset-Backed Securities                           --

    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --

  Corporate Securities                                          x
  Loans and Other Direct Indebtedness                           x

  Lower Rated Bonds                                             x
  Municipal Bonds                                               x

  Speculative Bonds                                             x
  U.S. Government Securities                                    x

  Variable and Floating Rate Obligations                        x
  Zero Coupon Bonds                                             x

Equity Securities                                               x
Foreign Securities Exposure

  Brady Bonds                                                   --
  Depositary Receipts                                           --

  Dollar-Denominated Foreign Debt Securities                    --
  Emerging Markets                                              --

  Foreign Securities                                            --
Forward Contracts                                               --

Futures Contracts                                               x
Indexed Securities/Structured Products                          x

Inverse Floating Rate Obligations                               x

Investment in Other Investment Companies
  Open-End Funds                                                --*

  Closed-End Funds                                              x
Lending of Portfolio Securities                                 x

Leveraging Transactions
  Bank Borrowings                                               --*

  Mortgage "Dollar-Roll" Transactions                           x**
  Reverse Repurchase Agreements                                 --*

Options
  Options on Foreign Currencies                                 --

  Options on Futures Contracts                                  x
  Options on Securities                                         x

  Options on Stock Indices                                      --
  Reset Options                                                 x

  "Yield Curve" Options                                         x
Repurchase Agreements                                           x

Restricted Securities                                           x
Short Sales                                                     --*

Short Sales Against the Box                                     x
Short Term Instruments                                          x


Swaps and Related Derivative Instruments                        x

Temporary Borrowings                                            x

Temporary Defensive Positions                                   x
Warrants                                                        x

"When-Issued" Securities                                        x
--------
 *May only be changed with shareholder approval.
**The fund will only enter into "covered" mortgage dollar-roll transactions, meaning that the fund segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

----------
APPENDIX B
----------

                        TAXABLE EQUIVALENT YIELD TABLE

              (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 2001)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 2001. Such yields may differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.


While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.

             TAXABLE INCOME*                                                   TAX-EXEMPT YIELD
------------------------------------------    INCOME     -------------------------------------------------------------

                                                TAX                                                                         FEDERAL
       SINGLE                 JOINT          BRACKET**      3%         4%       5%         6%        7%        8%           RATE***
------------------------------------------  -----------  -------------------------------------------------------------
        2001                  2001
  OVER       NOT OVER    OVER     NOT OVER                                 EQUIVALENT TAXABLE YIELD

$      0-$  6,000      $      0-$ 12,000         0.1%      3.33%      4.44%      5.56%      6.67%     7.78%     8.89%      0.100%
$  6,000-$ 27,050      $ 12,000-$ 45,200        0.15       3.53       4.71       5.88       7.06      8.24      9.41       0.150
$ 27,050-$ 65,550      $ 45,200-$109,250       0.275       4.14       5.52       6.90       8.28      9.66     11.03       0.275
$ 65,550-$136,750      $109,250-$166,500       0.305       4.32       5.76       7.19       8.63     10.07     11.51       0.305
$136,750-$297,350      $166,500-$297,350       0.355       4.65       6.20       7.75       9.30     10.85     12.40       0.355
$297,350 & Over        $297,350 & Over         0.391       4.93       6.57       8.21       9.85     11.49     13.14       0.391

  *Net amount subject to Federal personal income tax after deductions and exemptions.
 **Effective Federal Tax Bracket.
***Chart  based  on  new  Federal  income tax rates effective on July 1, 2001.
   (January 1, 2001 for 10% Federal rate)

MFS(R) MUNICIPAL INCOME FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2001, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-4096.



                                                      MMI-1 7/01 02/202/302 57M

                                                  -----------------------------
                                                  MFS(R) MUNICIPAL INCOME TRUST
                                                  -----------------------------

                                                  AUGUST 1, 2001

[LOGO] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated August 1, 2001. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                          Page
I     Definitions .........................................................  3
II    Management of the Fund ..............................................  3
      The Fund ............................................................  3
      Trustees and Officers -- Identification and Background ..............  3
      Trustees Compensation ...............................................  3
      Affiliated Service Provider Compensation ............................  3
III   Sales Charges and Distribution Plan Payments ........................  3
      Sales Charges .......................................................  3
      Distribution Plan  Payments .........................................  3
IV    Portfolio Transactions and Brokerage Commissions ....................  3
V     Share Ownership .....................................................  3

VI    Performance Information .............................................  3
VII   Investment Techniques, Practices, Risks and Restrictions ............  3
      Investment Techniques, Practices and Risks ..........................  3

      Investment Restrictions .............................................  4
VIII  Tax Considerations ..................................................  5
IX    Independent Auditors and Financial Statements .......................  5
      Appendix A -- Trustees and Officers -- Identification and Background  A-1
      Appendix B -- Trustee Compensation .................................. B-1
      Appendix C -- Affiliated Service Provider Compensation .............. C-1
      Appendix D -- Sales Charges and Distribution Plan Payments .......... D-1
      Appendix E -- Portfolio Transactions and Brokerage Commissions ...... E-1
      Appendix F -- Share Ownership ....................................... F-1
      Appendix G -- Performance Information ............................... G-1

I    DEFINITIONS
     "Trust" - MFS(R) Municipal Series Trust, a Massachusetts business trust, organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988.

     "Fund" - MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Fund, dated August 1, 2001, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government or its agencies or instrumentalities. The Trust is an open-end management investment company.


     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

     TRUSTEE COMPENSATION
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.


     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.


     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V    SHARE OWNERSHIP
     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI   PERFORMANCE INFORMATION
     Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.

       o Lower Rated/Unrated Securities may not exceed 33 1/3% of the Fund's net assets

       o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

       o Revenue Bonds may be up to 100% of the Fund's net assets.

     INVESTMENT RESTRICTIONS
     The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
     (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

        Except for Investment Restriction (1) and the Fund's non-fundamental policy (i), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of non-fundamental policy (i), the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

        Terms  used below (such as Options and Futures Contracts) are defined in
     Part II of this SAI.

        The Fund may not:

           (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

           (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

           (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

           (4) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

           (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

           (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

           (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

           (8) Invest for the purpose of exercising control or management;

           (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

           (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

           (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions;

           (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

           (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and indexes of securities or foreign currencies or Futures Contracts; and further provided that this shall not prevent the Fund from purchasing, owning, holding or selling contracts for the future delivery of fixed income securities.

           (14) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

        As non-fundamental policies, the Fund will not knowingly (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested and
     (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

        For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

VIII TAX CONSIDERATIONS
     For a discussion of tax considerations, see Part II of this SAI.

IX   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2001, the Statement of Operations for the year ended March 31, 2001, the Statement of Changes in Net Assets for the two years ended March 31, 2001, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

  -------------------
  PART I - APPENDIX A
  -------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer


    MARSHALL N. COHAN (born 11/14/26)
    Private investor
    Address: Wellington, Florida


    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: Boston, Massachusetts


    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997) Address: Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private investor; Rockefeller Financial Services, Inc.
    (investment advisers), Chairman and Chief Executive Officer
    Address: New York, New York

    WALTER E. ROBB, III (born 8/18/26)
    Robb Associates (corporate financial consultants), Principal; Benchmark Consulting Group, Inc. (office services), President; Smith Barney CitiFunds (mutual funds), Trustee Address: Boston, Massachusetts


    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President


    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director Address: Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    Private investor
    Address: Hunting Valley, Ohio

    OFFICERS
    JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
    Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary

    ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
    Massachusetts Financial Services Company, Vice President (since August
    2000); UAM Fund Services, Senior Vice President (since 1996); Chase Global Fund Services, Vice President (1995 to 1996)

    LAURA F. HEALY,* Assistant Treasurer (born 3/20/64)
    Massachusetts Financial Services Company, Vice President (since December
    1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996)

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)

    JAMES O. YOST,* Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice
    President

    ----------------


    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

-------------------
PART I - APPENDIX B
-------------------


TRUSTEE COMPENSATION
The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $208 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.

TRUSTEE COMPENSATION TABLE
 .........................................................................................................................

                                              RETIREMENT BENEFIT                                         TOTAL TRUSTEE
                        TRUSTEE FEES           ACCRUED AS PART            ESTIMATED CREDITED            FEES FROM FUND
TRUSTEE                 FROM FUND(1)         OF FUND EXPENSES(1)         YEARS OF SERVICE(2)          AND FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------------
Marshall N. Cohan          $3,725                   $1,975                        14                       $148,734
Dr. Lawrence Cohn           3,627                    1,295                        19                        143,874
Sir David Gibbons           3,500                    1,750                        14                        135,084
Abby M. O'Neill             3,500                    1,370                        11                        128,034
Walter E. Robb, III         3,852                    2,112                        15                        157,524
Arnold D. Scott                 0                        0                       N/A                              0
Jeffrey L. Shames               0                        0                       N/A                              0
J. Dale Sherratt            3,735                    1,461                        20                        153,526
Ward Smith                  3,960                    1,610                        13                        160,351
----------------
(1) For the fiscal year ended March 31, 2001.
(2) Based upon normal retirement age (75).
(3) Information  provided  is provided for calendar year 2000. All Trustees served  as  Trustees  of  42  funds within the
    MFS fund complex (having aggregate  net  assets  at  December  31,  2000, of approximately $33.9 billion).

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
 ..........................................................................

                             YEARS OF SERVICE
    AVERAGE
TRUSTEE FEES(5)         3            5             7           10 OR MORE
--------------------------------------------------------------------------
    $3,150            $473        $  788        $1,103          $1,575
     3,391             509           848         1,187           1,696
     3,632             545           908         1,271           1,816
     3,874             581           968         1,356           1,937
     4,115             617         1,029         1,440           2,057
     4,356             653         1,089         1,525           2,178
----------------
(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.
(5) Based on a range derived from the Trustee fees paid by the Fund during its most recent fiscal year.

-------------------
PART I - APPENDIX C
-------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
 ..................................................................................................................................

The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                       PAID TO MFS         AMOUNT         PAID TO MFS FOR         PAID TO MFSC         AMOUNT          AGGREGATE
                      FOR ADVISORY         WAIVED          ADMINISTRATIVE         FOR TRANSFER         WAIVED       AMOUNT PAID TO
FISCAL  YEAR ENDED      SERVICES           BY MFS             SERVICES          AGENCY SERVICES       BY MFSC        MFS AND MFSC
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2001         $1,346,542        $1,043,539           $50,019               $336,636            N/A           $1,733,197
March 31, 2000         $1,451,781        $1,149,917           $46,838               $361,344            N/A           $1,859,963
March 31, 1999         $2,214,216        $  487,190           $47,527               $426,384            N/A           $2,688,127

-------------------
PART I - APPENDIX D
-------------------

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
 ..........................................................................

The following sales charges were paid during the specified periods:

                                 CLASS A INITIAL SALES CHARGES:                              CDSC PAID TO MFD ON:


                                            RETAINED          REALLOWED             CLASS A          CLASS B          CLASS C
FISCAL YEAR END           TOTAL              BY MFD           TO DEALERS            SHARES            SHARES           SHARES
-------------------------------------------------------------------------------------------------------------------------------
March 31, 2001              $313,595           $54,841            $258,754             $1,327          $104,663         $ 7,984
March 31, 2000              $274,392           $48,045            $226,347             $  237          $151,711         $25,082
March 31, 1999              $326,334           $49,981            $276,353             $    1          $211,592         $11,502

DEALER REALLOWANCES
 ..........................................................................


As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
-------------------------------------------------------------------------
    Less than $100,000                                   4.00%
    $100,000 but less than $250,000                      3.20%
    $250,000 but less than $500,000                      2.25%
    $500,000 but less than $1,000,000                    1.70%
    $1,000,000 or more                                   None*
----------------
*A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS
 ..........................................................................


During the fiscal year ended March 31, 2001, the Fund made the following Distribution Plan payments:


                            AMOUNT OF DISTRIBUTION AND SERVICE FEES:


CLASS OF SHARES     PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
-------------------------------------------------------------------------------
Class A Shares        $570,427              $ 42,653              $527,774
Class B Shares         829,904               631,260               198,644
Class C Shares         254,748                   449               254,299


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX E
-------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
 ..........................................................................

The following brokerage commissions were paid by the Fund during the specified time periods:


                                      BROKERAGE COMMISSIONS
FISCAL YEAR END                            PAID BY FUND
------------------------------------------------------------
March 31, 2001                                  $0
March 31, 2000                                  $0
March 31, 1999                                  $0

SECURITIES ISSUED BY REGULAR BROKER-DEALERS
 ..........................................................................

During the fiscal year ended March 31, 2001, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 2001:

                                        VALUE OF SECURITIES
BROKER-DEALER                           AS OF MARCH 31, 2001
-------------------------------------------------------------
None                                            N/A

-------------------
PART I - APPENDIX F
-------------------

SHARE OWNERSHIP


OWNERSHIP BY TRUSTEES AND OFFICERS
As of June 30, 2001, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

25% OR GREATER OWNERSHIP
The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2001, and are therefore presumed to control the Fund:


                                                   JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)                      PERCENTAGE OWNERSHIP
------------------------------------------------------------------------------------------------------------------------
      None


5% OR GREATER OWNERSHIP OF SHARE CLASS
The  following  table identifies those investors who own 5% or more of any class of the Fund's shares as of June 30, 2001:

NAME AND ADDRESS OF INVESTOR OWNERSHIP                                                                 PERCENTAGE
 .........................................................................................................................
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers              7.61% of Class A shares
Attn: Fund Administration                                                                     14.20% of Class B shares
4800 Deer Lake Dr E FL 3                                                                      13.26% of Class C shares
Jacksonville, FL 32246-6484
 ..........................................................................................................................


-------------------
PART I - APPENDIX G
-------------------

PERFORMANCE INFORMATION
 ..........................................................................

All performance quotations are as of March 31, 2001.

                                                                                   ACTUAL
                                     AVERAGE ANNUAL        ACTUAL                TAX EQUIVALENT      TAX EQUIVALENT
                                     TOTAL RETURNS         30-DAY     30-DAY      30-DAY YIELD        30-DAY YIELD
                                -----------------------    YIELD      YIELD        (INCLUDING           (WITHOUT
                                                10 YEAR  (INCLUDING  (WITHOUT     ANY WAIVERS)        ANY WAIVERS)        CURRENT
                                                OR LIFE     ANY        ANY     ------------------  ------------------  DISTRIBUTION
                                  1 YEAR 5 YEAR OF FUND   WAIVERS)   WAIVERS)    TAX BRACKETS:       TAX BRACKETS:         RATE+
                                -------- ------ -------  ----------- --------  ------------------  ------------------  -----------
                                                                                 27.5%     30.5%     27.5%     30.5%
                                                                                 -----     -----    -----      -----
Class  A Shares, with
initial sales charge (4.75%)      3.88%   4.68%  5.96%    5.09%       4.77%      7.02%     7.32%     6.58%     6.86%     5.28%

Class  A Shares, at net
asset value                       9.06%   5.70%  6.48%     N/A         N/A        N/A       N/A       N/A       N/A       N/A

Class  B Shares, with CDSC
(declining over 6 years
from 4% to 0%)                    4.24%   4.57%  5.81%     N/A         N/A        N/A       N/A       N/A       N/A       N/A

Class  B Shares, at net
asset value                       8.24%   4.90%  5.81%    4.59%       4.27%      6.33%     6.60%     5.89%     6.14%     4.77%

Class  C Shares, with
CDSC (1% for first year)          7.23%   4.93%  5.83%     N/A         N/A        N/A       N/A       N/A       N/A       N/A

Class  C Shares, at net
asset value                       8.23%   4.93%  5.83%    4.58%       4.26%      6.32%     6.59%     5.88%     6.13%     4.77%
----------------------

+Annualized, based upon the last distribution.

The fund initially offered class B shares on December 29, 1986, class A shares on September 7, 1993 and class C shares on January 3, 1994.


Class  A  and  class C share performance include the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares rather than the CDSC applicable to Class B shares. This blended class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance would have been approximately the same as class B share performance had class C shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                            PAGE
I        Management of the Fund ............................................   1
         Trustees/Officers .................................................   1
         Investment Adviser ................................................   1
         Administrator .....................................................   2
         Custodian .........................................................   2
         Shareholder Servicing Agent .......................................   2
         Distributor .......................................................   2
         Code of Ethics ....................................................   2
II       Principal Share Characteristics ...................................   2
         Class A Shares ....................................................   2
         Class B Shares, Class C Shares and Class I Shares .................   3
         Waiver of Sales Charges ...........................................   3
         Dealer Commissions and Concessions ................................   3
         General ...........................................................   3
III      Distribution Plan .................................................   3
         Features Common to Each Class of Shares ...........................   3
         Features Unique to Each Class of Shares ...........................   4
IV       Investment Techniques, Practices and Risks ........................   5
V        Net Income and Distributions ......................................   5
         Money Market Funds ................................................   5
         Other Funds .......................................................   6
VI       Tax Considerations ................................................   6
         Taxation of the Fund ..............................................   6
         Taxation of Shareholders ..........................................   6
         Special Rules for Municipal Fund Distributions ....................   8
VII      Portfolio Transactions and Brokerage Commissions ..................   8
VIII     Determination of Net Asset Value ..................................  10
         Money Market Funds ................................................  10
         Other Funds .......................................................  10
IX       Performance Information ...........................................  11
         Money Market Funds ................................................  11
         Other Funds .......................................................  11
         General ...........................................................  12
         MFS Firsts ........................................................  13
X        Shareholder Services ..............................................  13
         Investment and Withdrawal Programs ................................  13
         Exchange Privilege ................................................  16
         Tax-Deferred Retirement Plans .....................................  17
XI       Description of Shares, Voting Rights and Liabilities ..............  17
         Appendix A -- Waivers of Sales Charges ............................ A-1
         Appendix B -- Dealer Commissions and Concessions .................. B-1
         Appendix C -- Investment Techniques, Practices and Risks .......... C-1
         Appendix D -- Description of Bond Ratings ......................... D-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEE RETIREMENT PLAN -- Each Trust (except MFS Series Trust XI) has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

       MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in Part I of this SAI for Funds which use sub-advisers.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

     CLASS B SHARES, CLASS C SHARES
     AND CLASS I SHARES
     MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

       In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

       The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

       Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

       Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

       The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

       The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

       In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

       Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

       All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

       All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

       Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

       The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

       As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

       Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

       From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

       The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

       From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

       From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

       Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

       o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

       o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

       After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

       o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

       o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

       o Simplified Employee Pension (SEP-IRA) Plans;

       o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

       o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

       o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

       Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

       Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

       The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  --------------------
  PART II - APPENDIX A
  --------------------

    WAIVERS OF SALES CHARGES
    This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I   WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    DIVIDEND REINVESTMENT
      o Shares acquired through dividend or capital gain reinvestment; and

      o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

    CERTAIN ACQUISITIONS/LIQUIDATIONS
      o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
    Shares acquired by:
      o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

      o Trustees and retired trustees of any investment company for which MFD serves as distributor;

      o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

      o Employees or registered representatives of dealers;

      o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

      o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

    INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
      o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    RETIREMENT PLANS (CDSC WAIVER ONLY).
    Shares redeemed on account of distributions made under the following circumstances:

      o Individual Retirement Accounts ("IRAs")

        > Death or disability of the IRA owner.

      o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

        > Death, disability or retirement of 401(a) or ESP Plan participant;

        > Loan from 401(a) or ESP Plan;

        > Financial hardship (as defined in Treasury Regulation Section
          1.401(k)-1(d)(2), as amended from time to time);

        > Termination of employment of 401(a) or ESP Plan participant
          (excluding, however, a partial or other termination of the Plan);

        > Tax-free return of excess 401(a) or ESP Plan contributions;

        > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

        > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

        > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

      o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

        > Death or disability of SRO Plan participant.

      o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

        > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

    CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
    Shares transferred:
      o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

      o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

    LOAN REPAYMENTS
      o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II  WAIVERS OF CLASS A SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

    WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
      o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

    INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
      o Shares acquired by insurance company separate accounts.

    SECTION 529 PLANS
    Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services.

    RETIREMENT PLANS
      o Administrative Services Arrangements

        > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

      o Reinvestment of Distributions from Qualified Retirement Plans

        > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      o Reinvestment of Redemption Proceeds from Class B Shares

        > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

      o Retirement Plan Recordkeeping Services Agreements

        > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

        > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

      o MFS Prototype IRAs

        > Shares acquired by the IRA owner if: (i) the purchase represents the immediate reinvestment of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

    SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS
    MADE UNDER THE FOLLOWING CIRCUMSTANCES:
      o IRAs

        > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        > Tax-free returns of excess IRA contributions.

      o 401(a) Plans

        > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

      o ESP Plans and SRO Plans

        > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

      o 401(a) Plans and ESP Plans

        > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;

    provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

    PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
      o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    BANK TRUST DEPARTMENTS AND LAW FIRMS
      o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

    INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
      o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III WAIVERS OF CLASS B AND CLASS C SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    SYSTEMATIC WITHDRAWAL PLAN
      o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    DEATH OF OWNER
      o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferal of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

    DISABILITY OF OWNER
      o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

    RETIREMENT PLANS.
    Shares redeemed on account of distributions made under the following circumstances:

      o IRAs, 401(a) Plans, ESP Plans and SRO Plans

        > Distributions made on or after the IRA owner or the 401(a), ESP or SRO
          Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

        > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

        > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

        > Death or disability of a SAR-SEP Plan participant.

      o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

        > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

        > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
          1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

      For most of the MFS Funds:

      o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      o Until terminated by MFD, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemptions or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

      o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Daily K Plan") whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

        The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

       (ii) if such Plan's records are maintained by an Independent Recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Daily K
      Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million in assets invested in Applicable Investments;

       (ii) if such Plan's records are maintained by an independent recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million dollars in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Daily K Plan.

      o In lieu of the sales commission and service fees normally paid by MFD to borker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      For MFS Union Standard(R) Equity Fund:

      o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

      For MFS Emerging Growth Fund, MFS Research Fund, MFS Capital Opportunities Fund and MFS Money Market Fund:

      o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

        MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

  --------------------
  PART II - APPENDIX C
  --------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

        Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

        The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

        The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

        The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

        To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.

    C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

    NOTES

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

500 Boylston Street, Boston, MA 02116

                                                                 MFS-13P2 - 1/01

                 MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND


                    MFS(R) NEW YORK HIGH INCOME TAX FREE FUND


                      SUPPLEMENT TO THE CURRENT PROSPECTUS


This prospectus describes two classes of shares for each fund, class A and class B shares. Currently, only class A shares are available for purchase. Class A shares are only available for purchase at net asset value and may only be sold to:

o employees (or certain relatives of employees) of Massachusetts Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts or of New York, respectively; or

o        members of the governing boards of the various funds sponsored by MFS.


                 THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 2001.

                                                                      PROSPECTUS

                                                                  AUGUST 1, 2001


MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
                                                                CLASS A SHARES
                                                                CLASS B SHARES
------------------------------------------------------------------------------

This Prospectus describes two funds:
  o MFS Massachusetts High Income Tax Free Fund, which seeks high current income exempt from federal income tax and Massachusetts personal income tax.
  o MFS New York High Income Tax Free Fund, which seeks high current income exempt from federal and New York State and City income taxes.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------
                                                              Page
  I     Risk Return Summary ............................         1

  II    Expense Summary ................................         9
  III   Certain Investment Strategies and Risks ........        13
  IV    Management of the Funds ........................        14
  V     Description of Share Classes ...................        15
  VI    How to Purchase, Exchange and Redeem Shares ....        18
  VII   Investor Services and Programs .................        22
  VIII  Other Information ..............................        24
  IX    Financial Highlights ...........................        28

        Appendix A -- Investment Techniques and Practices      A-1
        Appendix B -- Tax Equivalent Yield Tables ......       B-1

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVES

    o MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND - The investment objective of the MFS Massachusetts High Income Tax Free Fund (referred to as the Massachusetts fund) is to provide high current income exempt from federal income tax and Massachusetts personal income tax.

    o MFS NEW YORK HIGH INCOME TAX FREE FUND - The investment objective of the MFS New York High Income Tax Free Fund (referred to as the New York fund) is to provide high current income exempt from federal income tax and New York State and City income taxes.

      Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT STRATEGIES

    o MASSACHUSETTS FUND - The Massachusetts fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and Massachusetts personal income tax.

    o NEW YORK FUND - The New York fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and New York State and City income taxes.

o PRINCIPAL INVESTMENT STRATEGIES COMMON TO BOTH FUNDS As described above, each of the funds invest in municipal securities and participation interests in municipal securities issued by banks. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

      While each of the funds may invest in securities with any credit rating, municipal securities offering the high current income sought by each of the funds generally are speculative and lower rated bonds. Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to speculative securities. Lower rated bonds (i.e. bonds rated below investment grade), commonly known as junk bonds, are bonds assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

      Although each fund seeks to invest in municipal securities that provide income exempt from federal income tax and state (and, in the case of the New York fund, New York City) personal income tax, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described above, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income taxes but are subject to its state (and city, if applicable) personal income taxes.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT
    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o Municipal Securities Risk

      > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

      > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

      > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

      > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (i.e., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

      > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk

      > Massachusetts Concentration Risk: Because the Massachusetts fund concentrates in securities of municipal issuers in Massachusetts, certain factors with respect to this state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of the state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, the fund's performance will be closely tied to the economic and political conditions in Massachusetts and will be more volatile than the performance of a more geographically diversified fund. The Massachusetts economy tends to be particularly susceptible to downturns in the U.S. economy, experiencing financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high-technology, financial services, biotechnology and health care industries.

      > New York Concentration Risk: Because the New York fund invests primarily in the securities of New York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State. Thus, the fund's performance will be closely tied to the economic and political conditions in the City and State of New York and will be more volatile than the performance of a more geographically diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o Lower Rated Municipal Securities Risk

      > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in a fund.

      An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in a fund by showing changes in that fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    1. MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         2000                     12.46%

    During the period shown in the bar chart, the highest quarterly return was 5.13% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was 1.29% (for the calendar quarter ended June 30, 2000).

    The return for the six-months ended June 30, 2001 was 2.90%.

    PERFORMANCE TABLE
    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and to the average Massachusetts municipal debt fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                           1 Year      Life*
    Class A shares                                           7.12%     3.75%
    Class B shares                                             N/A       N/A
    Lehman Brothers Municipal Bond Index+**                 11.68%     6.94%
    Average Massachusetts municipal debt fund++             11.53%     5.51%
    ------
     * Fund performance figures are for the period from the commencement of the fund's investment operations on August 2, 1999, through December 31, 2000. Class B shares were not available for sale during the period. Index and Lipper average returns are from August 1, 1999.
    ** The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long- term maturities (greater than two years).
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

    2. MFS NEW YORK HIGH INCOME TAX FREE FUND

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.
                         2000                     13.81%



    During the period shown in the bar chart, the highest quarterly return was 5.10% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was 1.84% (for the calendar quarter ended June 30, 2000).

    The return for the six-months ended June 30, 2001 was 3.12%.

    PERFORMANCE TABLE
    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and to the average New York municipal debt fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
    ..........................................................................
                                                           1 Year      Life*
    Class A shares                                           8.40%     5.10%
    Class B shares                                             N/A       N/A
    Lehman Brothers Municipal Bond Index+**                 11.68%     6.94%
    Average New York municipal debt fund++                  11.72%     5.63%
    ------
   * Fund performance figures are for the period from the commencement of the fund's investment operations on August 2, 1999, through December
     31, 2000. Class B shares were not available for sale during the period. Index and Lipper average returns are from August 1, 1999.
  ** The Lehman Brothers Municipal Bond Index is a broad based, unmanaged index of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long- term maturities (greater than two years).
   + Source: Standard & Poor's Micropal, Inc.
  ++ Source: Lipper Inc.

    Class A share performance takes into account the deduction of the 4.75% maximum sales charge.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLES
    These tables describe the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds.

o   MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                           CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price) ..............      4.75%      0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or redemption
    proceeds, whichever is less) .....................  See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

    Management Fees ..................................      0.40%      0.40%

    Distribution and Service (12b-1) Fees(2) .........      0.00%      1.00%

    Other Expenses(3) ................................      0.76%      0.76%
                                                            -----      -----
    Total Annual Fund Operating Expenses .............      1.16%      2.16%

        Fee Waiver and Expense Reimbursement(4) ......    (1.13)%    (1.13)%

        Net Expenses .................................      0.03%      1.03%
    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution and service fees have not been implemented, but may equal up to 0.35% annually and may be implemented on such date as the board of trustees which oversees the fund may determine.

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.00% and 1.00% for class A and class B, respectively.

    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually. These contractual arrangements will continue until at least August 1, 2002, unless modified with the consent of the board of trustees which oversees the fund.


o   EXAMPLE OF EXPENSES
    This example is intended to help you compare the cost of investing in the Massachusetts fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                           YEAR 1   YEAR 3    YEAR 5   YEAR 10

    --------------------------------------------------------------------------
    MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

    Class A shares                          $478     $719     $  979    $1,721
    Class B shares(1)
      Assuming redemption at end of period  $505     $867     $1,256    $2,147
      Assuming no redemption                $105     $567     $1,056    $2,147
    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

o   MFS NEW YORK HIGH INCOME TAX FREE FUND

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                           CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases (as
    a percentage of offering price) .....................    4.75%      0.00%

    Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is less) ..................................See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................
    Management Fees .....................................    0.40%      0.40%
    Distribution and Service (12b-1) Fees(2) ............    0.00%      1.00%

    Other Expenses(3) ...................................    5.43%      5.43%
                                                           -----      -----
    Total Annual Fund Operating Expenses ................    5.83%      6.83%
        Fee Waiver and Expense Reimbursement(4) .........  (5.80)%    (5.80)%
        Net Expenses ....................................    0.03%      1.03%
    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution and service fees have not been implemented, but may equal up to 0.35% annually and may be implemented on such date as the board of trustees which oversees the fund may determine.
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.00% and 1.00% for class A and class B, respectively.
    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually. These contractual arrangements will continue until at least August 1, 2002, unless modified with the consent of the board of trustees which oversees the fund.


o   EXAMPLE OF EXPENSES
    This example is intended to help you compare the cost of investing in the New York fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                           YEAR 1  YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    MFS NEW YORK HIGH INCOME TAX FREE FUND

    Class A shares                         $478   $1,634    $2,771    $5,532
    Class B shares(1)
    Assuming redemption at end of period   $505   $1,799    $3,043    $5,825
    Assuming no redemption                 $105   $1,499    $2,843    $4,988
    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

  -------------------------------------------
  III CERTAIN INVESTMENT STRATEGIES AND RISKS
  -------------------------------------------

o FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISK Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES
    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist each fund may invest up to 50% of its total assets in the following short-term investments:

    o U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

   Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING
    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

 --------------------------
 IV MANAGEMENT OF THE FUNDS
 --------------------------

o   INVESTMENT ADVISER
    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $144.7 billion as of June 30, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee at the rate of 0.40% of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive this fee as described under "Expense Summary."

o   PORTFOLIO MANAGER
    The portfolio manager for each fund, since its inception, is Michael Roberge, a Senior Vice President of the Adviser. Mr. Roberge has been employed in the investment management area of MFS since 1996. Prior to 1996, Mr. Roberge worked as a municipal credit analyst and portfolio manager with Colonial Investment Management.

o   ADMINISTRATOR
    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR
    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT
    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    Each fund offers class A and class B shares through this prospectus. Currently, only class A shares of each fund are available for sale.


o   SALES CHARGES
    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A or B shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES
    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -------------------------------
                                                  Offering        Net Amount
     Amount of Purchase                            Price           Invested
     Less than $100,000                              4.75%           4.99%
     $100,000 but less than $250,000                 4.00            4.17
     $250,000 but less than $500,000                 2.95            3.04
     $500,000 but less than $1,000,000               2.20            2.25
     $1,000,000 or more                             None**          None**
    ------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ---------------------------------------------------------------------------
    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A and B shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


    o Purchases of class B shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES
    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for class B shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.35% class A distribution and service fees have not been implemented for either fund and may be implemented on such date as the board of trustees which oversees the funds may determine.

 ----------------------------------------------
 VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
 ----------------------------------------------

    You may purchase, exchange and redeem class A and B shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES
    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

      > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

      > employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES
    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES
    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS
    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new class A shares will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

      Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

    o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

    o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions, and if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

 ----------------------------------
 VII INVESTOR SERVICES AND PROGRAMS
 ----------------------------------

    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS
    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS
    For your convenience, the following purchase and redemption programs are made available to you with respect to class A and B shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $100,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

 ----------------------
 VIII OTHER INFORMATION
 ----------------------

o   PRICING OF FUND SHARES
    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange (the "NYSE") is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees a fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.


o   DISTRIBUTIONS
    Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   FEDERAL TAX CONSIDERATIONS
    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.


    Each fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from 31% to 28% in a series of steps beginning on August 6, 2001 and ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors in a Fund should read that fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange fund shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o   STATE TAX CONSIDERATIONS
    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    The following discussion for each fund is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.


    MASSACHUSETTS FUND: Most of your distributions from the Massachusetts fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends will generally be subject to Massachusetts tax, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also will generally be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts income tax and which are exempt.


    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    NEW YORK FUND: Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

    Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

o   UNIQUE NATURE OF FUND
    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager (s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
    Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

 -----------------------
 IX FINANCIAL HIGHLIGHTS
 -----------------------

    The financial highlights table is intended to help you understand a fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the funds' Annual Report to shareholders. The funds' Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The funds' independent auditors are Deloitte & Touche LLP.

                                                YEAR ENDED    PERIOD ENDED
MASSACHUSETTS HIGH INCOME TAX FREE FUND     MARCH 31, 2001   MARCH 31, 2000*
------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 9.81          $10.00
                                                    ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.53          $ 0.33
  Net realized and unrealized gain (loss) on
    investments                                       0.55           (0.20)
                                                    ------          ------
      Total from investment operations              $ 1.08          $ 0.13
                                                    ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.54)         $(0.32)
  From net realized gain on investments              (0.04)           --
  In excess of net realized gain on investments      (0.01)           --
                                                    ------          ------
      Total distributions declared to shareholders  $(0.59)         $(0.32)
                                                    ------          ------
Net asset value - end of period                     $10.30          $ 9.81
                                                    ------          ------
Total return(++)                                     11.36%           1.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.03%           0.03%+
  Net investment income                               5.45%           5.27%+
Portfolio turnover                                      55%             65%
Net assets at end of period (000 Omitted)           $8,246          $6,672
   (S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
     Net investment income                          $  0.42          $ 0.16
     Ratios (to average net assets):
       Expenses##                                      1.16%           2.60%+
       Net investment income                           4.32%           2.70%+
     *For the period from the commencement of the fund's investment operations,
      August 2, 1999, through March 31, 2000.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect reductions from certain expense offset arrangements.
  (++)Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                YEAR ENDED    PERIOD ENDED
NEW YORK HIGH INCOME TAX FREE FUND          MARCH 31, 2001   MARCH 31, 2000*
------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 9.90          $10.00
                                                    ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.52          $ 0.33
  Net realized and unrealized gain (loss) on
    investments                                       0.71           (0.10)
                                                    ------          ------
      Total from investment operations              $ 1.23          $ 0.23
                                                    ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.52)         $(0.33)
  In excess of net investment income                  --             (0.00)+++
                                                    ------          ------
      Total distributions declared to shareholders  $(0.52)         $(0.33)
                                                    ------          ------
Net asset value - end of period                     $10.61          $ 9.90
                                                    ------          ------
Total return(++)                                     12.81%           2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.03%           0.04%+
  Net investment income                               5.13%           5.01%+
Portfolio turnover                                      19%             19%
Net assets at end of period (000 Omitted)             $577            $512
    (S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
     Net investment income (loss)                   $ (0.07)         $(0.10)
     Ratios (to average net assets):
       Expenses##                                      5.83%           6.55%+
       Net investment income (loss)                   (0.67)%         (1.50)%+

   *For the period from the commencement of the fund's investment operations,
    August 2, 1999, through March 31, 2000.
   +Annualized.
  ++Not annualized.
 +++Per share amount was less than $0.01.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect reductions from certain expense offset arrangements. (++)Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

  ----------
  APPENDIX A
  ----------

o   INVESTMENT TECHNIQUES AND PRACTICES
    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the funds are described, together with their risks, in the Risk Return Summary of the prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------
  Debt Securities
    Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                  x
      Corporate Asset-Backed Securities                          x
      Mortgage Pass-Through Securities                           x
      Stripped Mortgage-Backed Securities                        x
    Corporate Securities                                         x
    Loans and Other Direct Indebtedness                          x
    Lower Rated Bonds                                            x
    Municipal Bonds                                              x
    Speculative Bonds                                            x
    U.S. Government Securities                                   x
    Variable and Floating Rate Obligations                       x
    Zero Coupon Bonds                                            x
  Equity Securities                                              x
  Foreign Securities Exposure
    Brady Bonds                                                  --
    Depositary Receipts                                          --
    Dollar-Denominated Foreign Debt Securities                   --
    Emerging Markets                                             --
    Foreign Securities                                           --
  Forward Contracts                                              --
  Futures Contracts                                              x
  Indexed Securities/Structured Products                         x
  Inverse Floating Rate Obligations                              x
  Investment in Other Investment Companies
    Open-End Funds                                               x
    Closed-End Funds                                             x
  Lending of Portfolio Securities                                x
  Leveraging Transactions
    Bank Borrowings                                              --
    Mortgage "Dollar-Roll" Transactions                          --
    Reverse Repurchase Agreements                                --
  Options
    Options on Foreign Currencies                                --
    Options on Futures Contracts                                 x
    Options on Securities                                        x
    Options on Stock Indices                                     --
    Reset Options                                                --
    "Yield Curve" Options                                        --
  Repurchase Agreements                                          x
  Restricted Securities                                          x
  Short Sales                                                    --
  Short Sales Against the Box                                    --
  Short Term Instruments                                         x
  Swaps and Related Derivative Instruments                       x
  Temporary Borrowings                                           x
  Temporary Defensive Positions                                  x
  Warrants                                                       x
  "When-Issued" Securities                                       x

  ----------
  APPENDIX B
  ----------
                         TAX EQUIVALENT YIELD TABLES

           (RATES FOR 2001 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Massachusetts and New York personal income tax laws that apply to 2001. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

MASSACHUSETTS -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
               TAXABLE INCOME*                                 MASSACHUSETTS TAX-EXEMPT YIELD
--------------------------------------------   INCOME -----------------------------------------------           AVERAGE  COMBINED
          SINGLE                 JOINT          TAX                                                   FEDERAL    STATE  FED. & ST.
           2001                  2001        BRACKET**   3.0%    4.0%   5.0%    6.0%    7.0%    8.0%  RATE***    RATE     RATE***
-----------------------------------------------------------------------------------------------------------------------------------
             NOT                     NOT
 OVER       OVER           OVER     OVER
 ----       ----           ----     ----
$      0-  6,000         $      0- 12,000      15.04%    3.53%   4.71%  5.89%   7.06%   8.24%   9.42%  0.100   0.056000   0.1504
$  6,000- 27,050         $ 12,000- 45,200      19.76     3.74    4.99   6.23    7.48    8.72    9.97   0.150   0.056000   0.1976
$ 27,050- 65,550         $ 45,200-109,250      31.56     4.38    5.84   7.31    8.77   10.23   11.69   0.275   0.056000   0.3156
$ 65,550-136,750         $109,250-166,500      34.39     4.57    6.10   7.62    9.14   10.67   12.19   0.305   0.056000   0.3439
$136,750-297,350         $166,500-297,350      39.11     4.93    6.57   8.21    9.85   11.50   13.14   0.355   0.056000   0.3911
$297,350 & Over          $297,350 & Over       42.15     5.22    6.96   8.70   10.44   12.18   13.92   0.391   0.056000   0.4251
   *Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 ***Combined Federal and Massachusetts rate assumes itemization of state tax deduction.
****Chart based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
               TAXABLE INCOME*                                        TAX-EXEMPT YIELD
--------------------------------------------   INCOME -----------------------------------------------           AVERAGE  COMBINED
          SINGLE                 JOINT          TAX                                                   FEDERAL    STATE  FED. & ST.
           2001                  2001        BRACKET**   3.0%    4.0%   5.0%    6.0%    7.0%    8.0%  RATE***    RATE     RATE***
-----------------------------------------------------------------------------------------------------------------------------------
             NOT                     NOT
 OVER       OVER           OVER     OVER
 ----       ----           ----     ----
$      0-  6,000                               13.60%    3.47%   4.63%  5.79%   6.94%   8.10%   9.26%  0.100   0.039993   0.136
                         $      0- 12,000      13.60     3.47    4.63   5.79    6.94    8.10    9.26   0.100   0.039997   0.136
$  6,000- 27,050                               19.91     3.75    4.99   6.24    7.49    8.74    9.99   0.150   0.057764   0.1991
                         $ 12,000- 45,200      19.67     3.73    4.98   6.22    7.47    8.71    9.96   0.150   0.054886   0.1967
$ 27,050- 65,550         $ 45,200-109,250      32.47     4.44    5.92   7.40    8.88   10.37   11.85   0.275   0.068500   0.3247
$ 65,550-136,750         $109,250-166,500      35.26     4.63    6.18   7.72    9.27   10.81   12.36   0.305   0.068500   0.3526
$136,750-297,350         $166,500-297,350      39.92     4.99    6.66   8.32    9.99   11.65   13.32   0.355   0.068500   0.3992
$297,350 & Over          $297,350 & Over       43.27     5.29    7.05   8.81   10.58   12.34   14.10   0.391   0.068500   0.4327
   *Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 ***Combined Federal and New York rate assumes itemization of state tax deduction.
****Chart based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)

NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 2001 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------

             TAXABLE INCOME*                             TAX-EXEMPT YIELD                                  7%      14%
---------------------------------------  INCOME---------------------------------        AVERAG  AVERAG   AVERAGE AVERAGE+ COMBINED
         SINGLE          JOINT         TAX                                       FEDER   STATE    CITY    ADD'L   ADD'L   FED& ST.
          2001            2001      BRACKET   3.0   4.0   5.0  6.0%  7.0%  8.0%  RATE**   RATE    RATE   SURCHRG SURCHRG  RATE***
-----------------------------------------------------------------------------------------------------------------------------------
             NOT               NOT
 OVER       OVER     OVER     OVER
 ----       ----     ----     ----
$      0-  6,000                     16.05%  3.57% 4.76% 5.96% 7.15% 8.34% 9.53% 0.100 0.039993 0.025496 0.001785 0.000000  0.1605
                  $      0- 12,000    16.05  3.57  4.77  5.96  7.15  8.34  9.53  0.100 0.039997 0.025498 0.001785 0.000000  0.1606
$  6,000- 27,050                      22.00  3.85  5.13  6.41  7.69  8.97 10.26  0.150 0.057764 0.022942 0.001606 0.000000  0.22
$ 27,050- 50,000                      33.92  4.54  6.05  7.57  9.08 10.59 12.11  0.275 0.068500 0.018777 0.001314 0.000000  0.3392
$ 50,000- 65,550                      33.60  4.52  6.02  7.53  9.04 10.54 12.05  0.275 0.068500 0.012925 0.000905 0.001809  0.336
                  $ 12,000- 45,200    22.34  3.86  5.15  6.44  7.73  9.01 10.30  0.150 0.054886 0.029413 0.002059 0.000000  0.2234
                  $ 45,200- 90,000    34.18  4.56  6.08  7.60  9.12 10.64 12.15  0.275 0.068500 0.022033 0.001542 0.000000  0.3418
                  $ 90,000-109,250    33.31  4.50  6.00  7.50  9.00 10.50 12.00  0.275 0.068500 0.009617 0.000673 0.001346  0.3331
$ 65,550-136,750                      37.95  4.83  6.45  8.06  9.67 11.28 12.89  0.305 0.068500 0.032000 0.002240 0.004480  0.3795
                  $109,250-166,500    37.95  4.83  6.45  8.06  9.67 11.28 12.89  0.305 0.068500 0.032000 0.002240 0.004480  0.3795
$136,750-297,350  $166,500-297,350    42.42  5.21  6.95  8.68 10.42 12.16 13.89  0.355 0.068500 0.032000 0.002240 0.004480  0.4242
$297,350 & Over   $297,350 & Over     45.63  5.52  7.36  9.20 11.04 12.87 14.71  0.391 0.068500 0.032000 0.002240 0.004480  0.4563
   *Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  **Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 ***Combined Federal and New York rate assumes itemization of state tax deduction.
****Chart based on new Federal income tax rates effective on July 1, 2001. (January 1, 2001 for 10% Federal rate)
   +Estimated Additional Surcharge on the Excess Income of $50,000 for Single and $90,000 for Married Filing Jointly. Rates are
    calculated based the average taxable income over the floor amount.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on the funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2001, provides more detailed information about the funds and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com
              ------------------

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are available on the Edgar Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The funds' Investment Company Act file number is 811-4096.


                                                              INC-1-MST 7/01 800

[logo] M F S(R)                                        STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                              INFORMATION


                                                                  AUGUST 1, 2001


MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS NEW YORK HIGH INCOME TAX FREE FUND

EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 2001. This SAI should be read in conjunction with the Prospectus. You may obtain a copy of the Funds' Prospectus and Annual Report, when available, without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                          INC-13-MST 7/01  300

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Funds.

  -----------------
  TABLE OF CONTENTS
  -----------------

                                                                            Page
I     Definitions .........................................................   3
II    Management of the Funds .............................................   3
      The Funds ...........................................................   3
      Trustees and Officers -- Identification and Background ..............   3

      Trustee Compensation ................................................   3

      Affiliated Service Provider Compensation ............................   3
III   Sales Charges and Distribution Plan Payments ........................   3
      Sales Charges .......................................................   3
      Distribution Plan  Payments .........................................   3
IV    Portfolio Transactions and Brokerage Commissions ....................   3
V     Share Ownership .....................................................   3
VI    Performance Information .............................................   3

VII   Investment Techniques, Practices, Risks and Restrictions ............   3
      Investment Techniques, Practices and Risks ..........................   3

      Investment Restrictions .............................................   4
VIII  Tax Considerations ..................................................   4

IX    Independent Auditors and Financial Statements .......................   4
X     Additional Information Concerning the States ........................   4

      Appendix A -- Trustees and Officers -- Identification and Background  A-1
      Appendix B -- Trustee Compensation .................................. B-1
      Appendix C -- Affiliated Service Provider Compensation .............. C-1
      Appendix D -- Sales Charges and Distribution Plan Payments .......... D-1
      Appendix E -- Portfolio Transactions and Brokerage Commissions ...... E-1
      Appendix F -- Share Ownership ....................................... F-1
      Appendix G -- Performance Information ............................... G-1
      Appendix H -- Additional Information Concerning the States .......... H-1

I    DEFINITIONS
     "Funds" - MFS(R) New York High Income Tax Free Fund and MFS(R) Massachusetts High Income Tax Free Fund, each a series of the Trust.

     "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Funds, dated August 1, 2001, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUNDS

     THE FUNDS
     The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

     TRUSTEE COMPENSATION
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Funds' schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I.


     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V    SHARE OWNERSHIP
     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI   PERFORMANCE INFORMATION
     Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix G to this Part I.


VII  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices for each Fund:

       o Speculative Securities and Lower Rated Securities may not exceed 75% of a Fund's net assets; and

       o Revenue Bonds may not exceed 100% of a Fund's net assets.

     INVESTMENT RESTRICTIONS
     Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of }i{ more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
     (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

        Terms used below (such as Options and Futures Contracts) are defined in
     Part II of this SAI.

        The Funds may not:

            (1) Borrow amounts from banks in excess of 3313% of its total assets including amounts borrowed.

            (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security.

            (3) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of business. Each Fund reserves the freedom of action to hold and to sell real estate mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forwards Contracts) acquired as a result of the ownership of securities).

            (4) Issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

            (5) Make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.

         For purposes of the investment restrictions described above and the non-fundamental restriction described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In addition, each Fund has adopted the following non-fundamental policy which may be changed without shareholder approval:

         o Each Fund will not knowingly invest in illiquid securities, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of each Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

     PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction (1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of the non-fundamental investment policy on illiquid securities, a Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

VIII TAX CONSIDERATIONS
     For a discussion of tax considerations, see Part II of this SAI.

IX   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 2001, the Statement of Operations and the Statement of Changes in Net Assets for the period ended March 31, 2001, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in each Fund's Annual Report to Shareholders, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.


X    ADDITIONAL INFORMATION CONCERNING THE STATES
     Additional information concerning the state that each Fund concentrates its investments in is set forth in Appendix H to this Part I.

  -------------------
  PART I - APPENDIX A
  -------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer

    MARSHALL N. COHAN (born 11/14/26)
    Private investor
    Address: Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
    Address: Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private investor; Rockefeller Financial Services, Inc.
    (investment advisers), Chairman and Chief Executive Officer
    Address: New York, New York

    WALTER E. ROBB, III (born 8/18/26)
    Robb Associates (corporate financial consultants), Principal;
    Benchmark Consulting Group, Inc. (office services), President; Smith Barney CitiFunds (mutual funds), Trustee
    Address: Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge
    Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
    Address: Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    Private investor
    Address: Hunting Valley, Ohio

    OFFICERS
    JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
    Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (prior to March 1997)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary

    ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
    Massachusetts Financial Services Company, Vice President (since August
    2000); UAM Fund Services, Senior Vice President (since 1996); Chase Global Fund Services, Vice President (1995 to 1996)

    LAURA F. HEALY,* Assistant Treasurer (born 3/20/64)
    Massachusetts Financial Services Company, Vice President (since December
    1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996)

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)

    JAMES O. YOST,* Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice
    President

    ----------------
    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

  -------------------
  PART I - APPENDIX B
  -------------------

TRUSTEE COMPENSATION
The Funds pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $833 per year plus $67 per meeting and $67 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trustees are currently waiving receipt of these fees. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Funds -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.

TRUSTEE COMPENSATION TABLES
 .....................................................................................................................
                                                  RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)

---------------------------------------------------------------------------------------------------------------------

Marshall N. Cohan                  $ 0                  $ 0                        3                   $148,734
Dr. Lawrence Cohn                    0                    0                       13                    143,874
Sir David Gibbons                    0                    0                        3                    135,084
Abby M. O'Neill                      0                    0                        4                    128,034
Walter E. Robb, III                  0                    0                        3                    157,524
Arnold D. Scott                      0                    0                      N/A                          0
Jeffrey L. Shames                    0                    0                      N/A                          0
J. Dale Sherratt                     0                    0                       15                    153,526
Ward Smith                           0                    0                        4                    160,351

----------------
(1) Estimated for the fiscal year ending March 31, 2001.

(2) Based upon normal retirement age (75).

(3) Information provided is provided for calendar year 2000. All Trustees served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $33.9 billion).


  -------------------
  PART I - APPENDIX C
  -------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
 ..........................................................................

Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                            PAID TO MFS
                                            FOR          AMOUNT   PAID TO MFS FOR  AMOUNT   PAID TO MFSC    AMOUNT     AGGREGATE
                                             ADVISORY    WAIVED   ADMINISTRATIVE   WAIVED   FOR TRANSFER    WAIVED   AMOUNT PAID TO
FISCAL YEAR ENDED    FUND                    SERVICES    BY MFS      SERVICES      BY MFS  AGENCY SERVICES  BY MFSC   MFS AND MFSC

-----------------------------------------------------------------------------------------------------------------------------------

March 31, 2001       MFS Massachusetts
                       High Income
                       Tax Free Fund            $0       $23,277        $0          $889         $0         $5,819         $0
                     MFS New York High
                       Income
                       Tax Free Fund            $0       $ 2,154        $0          $ 80         $0         $  539         $0
March 31, 2000       MFS Massachusetts
                       High Income
                       Tax Free Fund            $0       $ 8,406        $0          $260         $0         $2,102         $0
                     MFS New York High
                       Income
                       Tax Free Fund            $0       $ 1,308        $0          $ 39         $0         $  327         $0


  -------------------
  PART I - APPENDIX D
  -------------------

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
 ..........................................................................

The following sales charges were paid during the specified periods:

                                                                CLASS A INITIAL SALES CHARGES:          CDSC PAID TO MFD ON:
                                                                            RETAINED  REALLOWED          CLASS A    CLASS B
FISCAL YEAR END   FUND                                             TOTAL     BY MFD   TO DEALERS         SHARES      SHARES
---------------------------------------------------------------------------------------------------------------------------

March 31, 2001    MFS Massachusetts HighIncome Tax Free Fund        $0        $0         $0                $0        $0
                  MFS New York High Income Tax Free Fund            $0        $0         $0                $0        $0
March 31, 2000    MFS Massachusetts High Income Tax Free Fund       $0        $0         $0                $0        $0
                  MFS New York High Income Tax Free Fund            $0        $0         $0                $0        $0


DEALER REALLOWANCES
 ..........................................................................
As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                  DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
--------------------------------------------------------------------------
Less than $100,000                                         4.00%
$100,000 but less than $250,000                            3.20%
$250,000 but less than $500,000                            2.25%
$500,000 but less than $1,000,000                          1.70%
$1,000,000 or more                                         None*
----------------
*A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS
 ..........................................................................


During the fiscal year ended March 31, 2001, the Fund made the following Distribution Plan payments:


                                                 AMOUNT OF DISTRIBUTION AND SERVICE FEES:
CLASS OF SHARES                              PAID BY FUND      RETAINED BY MFD     PAID TO DEALERS
--------------------------------------------------------------------------------------------------
MFS Massachusetts High Income Tax Free Fund
       Class A                                   $0                  $0                 $0
       Class B                                   $0                  $0                 $0
MFS New York High Income Tax Free Fund
       Class A                                   $0                  $0                 $0
       Class B                                   $0                  $0                 $0

Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

  -------------------
  PART I - APPENDIX E
  -------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
 ..........................................................................

The following brokerage commissions were paid by each Fund during the specified time period:

                                                      BROKERAGE COMMISSION
FISCAL YEAR END                FUND                       PAID BY FUND
------------------------------------------------------------------------------

March 31, 2001                  N/A                           None


SECURITIES ISSUED BY REGULAR BROKER-DEALERS
 ..........................................................................


During the fiscal year ended March 31, 2001, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following values as of March 31, 2001:

                                                               VALUE AS OF
BROKER-DEALER                      FUND                       MARCH 31, 2001

-----------------------------------------------------------------------------
None                                N/A                            N/A

-------------------
PART I - APPENDIX F
-------------------

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of June 30, 2001, the Trustees and officers of the Trust as a group owned 2% of Massachusetts Fund -- Class A shares.


25% OR GREATER OWNERSHIP
The following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together) and are therefore presumed to control the Fund:

                                                   JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)                      PERCENTAGE OWNERSHIP
------------------------------------------------------------------------------------------------------------------------

MFS Fund Distributors, Inc.                            Delaware Corporation             99.96% of Class A Shares of New
c/o Thomas Hastings                                                                     York Fund
500 Boylston Street
Boston, MA 02116

Robert & Donna Manning*                                                                 29.56% of Class A Shares of
                                                                                        Massachusetts Fund


5% OR GREATER OWNERSHIP OF SHARE CLASS
The following table identifies those investors who own 5% or more of any class of a Fund's shares:

NAME AND ADDRESS OF INVESTOR OWNERSHIP                                     FUND                     PERCENTAGE
 ..............................................................................................................

Robert & Donna Manning*                                      Massachusetts Fund -- Class A          29.56%

Joan Batchelder*                                             Massachusetts Fund -- Class A          18.06%

Donald P. and Shirley H. Pitcher*                            Massachusetts Fund -- Class A          11.64%

Geoffrey Kurinsky*                                           Massachusetts Fund -- Class A           7.91%

Elizabeth S. Batchelder Trust                                Massachusetts Fund -- Class A           6.76%
Needham, MA 02492

MFS Fund Distributors, Inc.                                  New York Fund -- Class A               99.96%
Attn: Thomas Hastings
500 Boylston Street
Boston, MA 02116


------------
*Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116

-------------------
PART I - APPENDIX G
-------------------

PERFORMANCE INFORMATION
 ..........................................................................

All performance quotations are as of March 31, 2001.


                                                                                      ACTUAL
                                                            ACTUAL                 TAX EQUIVALENT    TAX EQUIVALENT
                           AVERAGE ANNUAL TOTAL RETURNS     30-DAY      30-DAY      30-DAY YIELD      30-DAY YIELD
                                                             YIELD       YIELD      (INCLUDING         (WITHOUT
                          ------------------------------  (INCLUDING   (WITHOUT     ANY WAIVERS)      ANY WAIVERS)      CURRENT
                                                LIFE OF       ANY         ANY     ----------------  ----------------  DISTRIBUTION
                           1 YEAR    5 YEARS     FUND*     WAIVERS)    WAIVERS)    TAX BRACKETS:     TAX BRACKETS:        RATE+
                          --------   -------   --------   -----------  ---------  ----------------  ----------------  -------------

                                                                                   27.5%    30.5%    27.5%    30.5%
                                                                                  ------   -------  ------   -------
MFS Massachusetts High
Income Tax Free Fund:

  Class A shares, with
  initial sales
  charge (4.75%)            6.07%      N/A       4.49%       4.89%       3.85%     6.74%    7.04%    5.31%    5.54%       5.48%

  Class A shares, at
  net asset value          11.36%      N/A       7.59%        N/A         N/A       N/A      N/A      N/A      N/A         N/A

MFS New York High Income
Tax Free Fund:

  Class A shares, with
  initial sales
  charge (4.75%)            7.45%      N/A       5.88%       4.55%      (0.20)%    6.28%    6.55%   (0.16)%  (0.15)%      4.74%

  Class A shares, at
  net asset value          12.81%      N/A       9.03%        N/A         N/A       N/A      N/A      N/A      N/A         N/A

----------------------
*From the commencement of each fund's investment operations on August 2, 1999.
+Annualized, based upon the last distribution.

-------------------
PART I - APPENDIX H
-------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.


    While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest that the Commonwealth has had a strong economic recovery. As of May 2001, the Commonwealth's unadjusted unemployment rate was 3.2%, as compared to a national average of 4.1%. The Commonwealth's per capita personal income is currently higher than the national average.

    In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.0% over the prior fiscal year to $19.800 billion. Expenditures increased by 5.9% over the prior fiscal year to $19.002 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion. In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

    In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

    Budgeted revenues and other sources in fiscal 2001, which ended on June 30, 2001, were estimated as of January 24, 2001, by the Executive Office for Administration and Finance to be approximately $22.090 billion, including tax revenues of $15.587 billion. It is estimated that fiscal 2001 budgeted expenditures and other uses will be $22.281 billion and that fiscal 2001 will end with fund balances of $2.095 billion.

    On July 18, 2000, the legislature approved a $21.55 billion fiscal 2001 budget. Then-Governor Cellucci vetoed approximately $175 million of the appropriations approved by the legislature. On July 31, 2000, the legislature restored approximately $88.2 million of appropriations by overriding the Governor's vetoes. Taking into account the vetoes and overrides the original fiscal 2001 budget provided for total spending of approximately $21.477 billion. Since July, Governor Cellucci approved supplemental appropriations for fiscal 2001 totaling approximately $197.6 million. As of April, 2001 the Executive Office for Administration and Finance projected total spending for fiscal 2001 at approximately $22.3 billion. On January 24, 2001, the Governor filed a fiscal 2001 supplemental appropriations bill totaling $532.4 million. On April 26, 2001, the Legislature enacted a supplemental appropriations bill totaling $425.9 million, including $258 million for the Medicaid program. The bill was submitted to Acting Governor Swift for review and was subsequently approved and signed on April 30, 2001.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa2, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.


    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 212," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 212 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 212 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 212 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.949 billion in fiscal 1998. Fiscal 1999 expenditures for direct local aid were $4.310 billion, which is an increase of approximately 9.14% above the fiscal 1998 level. Fiscal 2000 expenditures for direct local aid were $4.675 billion, an increase of 8.5% above the fiscal 1999 level. It is estimated that fiscal 2001 expenditures for direct local aid will be $4.978 billion, an increase of approximately 6.5% above the fiscal 2000 level.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 2000 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 2001 will not reach such limit.


    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.


    The largest single component of the Commonwealth's capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority should continue to be reponsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a "high-risk grantee," meaning that more detailed financial reports and additional project monitoring will be required on the project. Such designation would remain in effect until the project's completion with respect to activities related to the project.

    On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a revised finance plan dated October 1, 2000, which was based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The October 1, 2000 finance plan estimates total project costs to be $14.075 billion.

    The Central Artery and Statewide Road and Bridge Infrastructure Fund ("Infrastructure Fund") was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid from various sources, including motor vehicle fees, avoided debt service, and funds from the Turnpike and Port Authorities. The same legislation authorized $650 million to be deposited in the Debt Defeasance Trust Fund. Such moneys have been used to establish sinking funds to retire certain Commonwealth bonds payable during fiscal 2001 and fiscal 2002.

    On April 2, 2001, the Turnpike Authority filed with the Federal Highway Administration a cost/schedule status report dated April, 2001 which was based on information as of December 31, 2000. The report estimates total project costs to be $14.075 billion, as in the October 1, 2000 finance plan. The plan identifies potential additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate.

    On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

    On April 2, 2001 Massachusetts Attorney General Thomas F. Reilly launched a criminal investigation into the financing for the Central Artery/Ted Williams Tunnel project. This investigation joins the Securities and Exchange Commission's previously launched ongoing investigations into cost overrun disclosures and an ongoing investigation by the Inspector General of the U.S. Transportation Department.

    The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years.

    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of January 1, 2000, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $4.837 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. On March 1, 2001, the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the Legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2002, 2003, 2004, and 2005 are estimated to be $0.986 billion, $1.000 billion, $1.014 billion, and $1.030 billion, respectively. Pension funding legislation was revised in July, 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.


    NEW YORK FUND
    The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease- purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agency, authority or locality were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    New York is one of the most populous state in the nation and has a relatively high level of average personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, a declining proportion of the State's workforce is engaged in manufacturing, and an increasing proportion is engaged in service industries. The State is likely to be less affected than the nation as a whole by an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

    Both the State and New York City (the "City") face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

    Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica- Rome area produce machinery and transportation equipment. The Albany-Troy- Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    Although the State has added over 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    New York City. The fiscal health of the State may be affected by the fiscal health of the City which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time.

    The City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability including establishing the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence of "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


    Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-2002 fiscal year.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totals $200.4 million. The 2000-2001 Enacted Budget also increased General Purpose State Aid for local governments by $11 million to $562 million.

    The 1998-99 budget included an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totaled more than $25.6 million. Twelve upstate cities were to receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.


    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.


    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State other than New York City was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation.

    Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

    Since 1998, the Long Island Power Authority (LIPA) has issued over $7 billion in bonds secured solely by ratepayer charges as part of an estimated $7 billion financing plan. LIPA's debt is not considered either State-supported or State-related debt.

    The Metropolitan Transit Authority (MTA) oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, TA) and operates commuter rail, rapid transit and bus services in the New York Metropolitan area through subsidiaries. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. The TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions. State legislation accompanying the 2000-2001 Enacted State Budget authorized the MTA, TBTA and TA to issue an aggregate of $16.5 billion in bonds to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                            PAGE
I        Management of the Fund ............................................   1
         Trustees/Officers .................................................   1
         Investment Adviser ................................................   1
         Administrator .....................................................   2
         Custodian .........................................................   2
         Shareholder Servicing Agent .......................................   2
         Distributor .......................................................   2
         Code of Ethics ....................................................   2
II       Principal Share Characteristics ...................................   2
         Class A Shares ....................................................   2
         Class B Shares, Class C Shares and Class I Shares .................   3
         Waiver of Sales Charges ...........................................   3
         Dealer Commissions and Concessions ................................   3
         General ...........................................................   3
III      Distribution Plan .................................................   3
         Features Common to Each Class of Shares ...........................   3
         Features Unique to Each Class of Shares ...........................   4
IV       Investment Techniques, Practices and Risks ........................   5
V        Net Income and Distributions ......................................   5
         Money Market Funds ................................................   5
         Other Funds .......................................................   6
VI       Tax Considerations ................................................   6
         Taxation of the Fund ..............................................   6
         Taxation of Shareholders ..........................................   6
         Special Rules for Municipal Fund Distributions ....................   8
VII      Portfolio Transactions and Brokerage Commissions ..................   8
VIII     Determination of Net Asset Value ..................................  10
         Money Market Funds ................................................  10
         Other Funds .......................................................  10
IX       Performance Information ...........................................  11
         Money Market Funds ................................................  11
         Other Funds .......................................................  11
         General ...........................................................  12
         MFS Firsts ........................................................  13
X        Shareholder Services ..............................................  13
         Investment and Withdrawal Programs ................................  13
         Exchange Privilege ................................................  16
         Tax-Deferred Retirement Plans .....................................  17
XI       Description of Shares, Voting Rights and Liabilities ..............  17
         Appendix A -- Waivers of Sales Charges ............................ A-1
         Appendix B -- Dealer Commissions and Concessions .................. B-1
         Appendix C -- Investment Techniques, Practices and Risks .......... C-1
         Appendix D -- Description of Bond Ratings ......................... D-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

     TRUSTEE RETIREMENT PLAN -- Each Trust (except MFS Series Trust XI) has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

       MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in Part I of this SAI for Funds which use sub-advisers.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

     CUSTODIAN
     State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODE OF ETHICS
     The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

     CLASS A SHARES
     MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

     CLASS B SHARES, CLASS C SHARES
     AND CLASS I SHARES
     MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this
     Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.

     DEALER COMMISSIONS AND CONCESSIONS
     MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III  DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

       In the case of a retirement plan (or multiple plans maintained by the same plan sponsor) which has established accounts with MFSC, on or after April 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets, MFD may retain the service fee paid by the fund with respect to shares purchased by such plan for the first year after purchase. Dealers will become eligible to receive the ongoing applicable service fee with respect to such shares commencing in the 13th month following purchase.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

     CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV   INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

     TAXATION OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

       The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

       Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

       Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.

       The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

       The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

       In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

     MONEY MARKET FUNDS
     Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     OTHER FUNDS
     The following valuation techniques apply to each MFS Fund that is not a money market fund.

       Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

       All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

       All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     MONEY MARKET FUNDS
     Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

       Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

     OTHER FUNDS
     Each MFS Fund that is not a money market fund may quote the following performance results.

     TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

       The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

       As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

       Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

     YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

     TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

     GENERAL
     From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

       From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

       The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

       From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

       From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

     o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

     o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

     o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

     o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

     o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

     o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

     o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

     o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

     o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

     o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

     o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

     o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

     o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

     o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

     o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

     o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

     SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

       Until December 31, 2001, shareholders who redeem class B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds either in

       o class B shares, in which case any applicable CDSC you paid on the redemption will be credited to your account, and your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed, or

       o class A shares, in which case the class A shares purchased will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

       After December 31, 2001, shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares may reinvest their redemption proceeds only in class A shares as described as the second option above.

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

     EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

       o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

       o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

       o Simplified Employee Pension (SEP-IRA) Plans;

       o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

       o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

       o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

       Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

       Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

       The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  --------------------
  PART II - APPENDIX A
  --------------------

    WAIVERS OF SALES CHARGES
    This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I   WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    DIVIDEND REINVESTMENT
      o Shares acquired through dividend or capital gain reinvestment; and

      o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

    CERTAIN ACQUISITIONS/LIQUIDATIONS
      o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
    Shares acquired by:
      o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

      o Trustees and retired trustees of any investment company for which MFD serves as distributor;

      o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

      o Employees or registered representatives of dealers;

      o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

      o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

    INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
      o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    RETIREMENT PLANS (CDSC WAIVER ONLY).
    Shares redeemed on account of distributions made under the following circumstances:

      o Individual Retirement Accounts ("IRAs")

        > Death or disability of the IRA owner.

      o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

        > Death, disability or retirement of 401(a) or ESP Plan participant;

        > Loan from 401(a) or ESP Plan;

        > Financial hardship (as defined in Treasury Regulation Section
          1.401(k)-1(d)(2), as amended from time to time);

        > Termination of employment of 401(a) or ESP Plan participant
          (excluding, however, a partial or other termination of the Plan);

        > Tax-free return of excess 401(a) or ESP Plan contributions;

        > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

        > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and

        > Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

      o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

        > Death or disability of SRO Plan participant.

      o Nonqualified deferred compensation plans (currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates)

        > Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment.

    CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
    Shares transferred:
      o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

      o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS Corporate Plan Services 401(k) Plan or another similar recordkeeping system made available by MFSC.

    LOAN REPAYMENTS
      o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS Corporate Plan Services 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II  WAIVERS OF CLASS A SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

    WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
      o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

    INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
      o Shares acquired by insurance company separate accounts.

    SECTION 529 PLANS
    Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services.

    RETIREMENT PLANS
      o Administrative Services Arrangements

        > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

      o Reinvestment of Distributions from Qualified Retirement Plans

        > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      o Reinvestment of Redemption Proceeds from Class B Shares

        > Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

      o Retirement Plan Recordkeeping Services Agreements

        > Where the retirement plan is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

        > Where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

      o MFS Prototype IRAs

        > Shares acquired by the IRA owner if: (i) the purchase represents the immediate reinvestment of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

    SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS
    MADE UNDER THE FOLLOWING CIRCUMSTANCES:
      o IRAs

        > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        > Tax-free returns of excess IRA contributions.

      o 401(a) Plans

        > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

      o ESP Plans and SRO Plans

        > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

      o 401(a) Plans and ESP Plans

        > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;

    provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

    PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
      o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    BANK TRUST DEPARTMENTS AND LAW FIRMS
      o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

    INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
      o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III WAIVERS OF CLASS B AND CLASS C SALES CHARGES
    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    SYSTEMATIC WITHDRAWAL PLAN
      o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    DEATH OF OWNER
      o Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferal of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

    DISABILITY OF OWNER
      o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).

    RETIREMENT PLANS.
    Shares redeemed on account of distributions made under the following circumstances:

      o IRAs, 401(a) Plans, ESP Plans and SRO Plans

        > Distributions made on or after the IRA owner or the 401(a), ESP or SRO
          Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

        > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans");

        > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

        > Death or disability of a SAR-SEP Plan participant.

      o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

        > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

        > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15,
          1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

  --------------------
  PART II - APPENDIX B
  --------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

      For most of the MFS Funds:

      o In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      o Until terminated by MFD, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemptions or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

      o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Daily K Plan") whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

        The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

       (ii) if such Plan's records are maintained by an Independent Recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Daily K
      Plan:

        (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million in assets invested in Applicable Investments;

       (ii) if such Plan's records are maintained by an independent recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million dollars in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

      No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Daily K Plan.

      o In lieu of the sales commission and service fees normally paid by MFD to borker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

      For MFS Union Standard(R) Equity Fund:

      o The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.

      For MFS Emerging Growth Fund, MFS Research Fund, MFS Capital Opportunities Fund and MFS Money Market Fund:

      o Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

        MFD will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.

  --------------------
  PART II - APPENDIX C
  --------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

        Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

        The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

        The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

        The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

        To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  --------------------
  PART II - APPENDIX D
  --------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.

    C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

    NOTES

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

500 Boylston Street, Boston, MA 02116

                                                                 MFS-13P2 - 1/01

                           MFS MUNICIPAL SERIES TRUST


                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                       MFS(R) ARKANSAS MUNICIPAL BOND FUND
                      MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                       MFS(R) GEORGIA MUNICIPAL BOND FUND
                       MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                       MFS(R) NEW YORK MUNICIPAL BOND FUND
                    MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                    MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND
                    MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
                 MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND


                                     PART C

ITEM 23.   EXHIBITS

            1  (a)   Amended and Restated Declaration of Trust, dated February
                     3, 1995. (1)

               (b) Amendment to Declaration of Trust, dated April 29, 1999 to add two new series. (11)


               (c) Certification of Amendment to Declaration of Trust, dated October 12, 2000 - Establishment and Designation of Class; filed herewith.


            2        Amended and Restated By-Laws, dated December 14, 1994. (1)

            3        Form of Share Certificate for Class A, B and C Shares.  (3)

            4  (a)   Investment Advisory Agreement, dated August 24, 1984 for
                     all series other than Arkansas, California, Florida, Louisiana*, Mississippi, Pennsylvania, Texas*, Washington*, and MFS Municipal Income Fund. (3)

               (b) Investment Advisory Agreement, dated February 1, 1992, for the MFS Arkansas Municipal Bond Fund. (3)

               (c) Investment Advisory Agreement, dated February 1, 1992, for the MFS Florida Municipal Bond Fund. (3)

               (d) Investment Advisory Agreement, dated February 1, 1992, for the MFS Texas Municipal Bond Fund*. (3)

               (e) Investment Advisory Agreement, dated August 1, 1992, for the MFS Mississippi Municipal Bond Fund. (3)

               (f) Investment Advisory Agreement, dated August 1, 1992, for the MFS Washington Municipal Bond Fund*. (3)

               (g) Investment Advisory Agreement, dated February 1, 1993, for MFS Louisiana Municipal Bond Fund*. (3)

               (h) Investment Advisory Agreement, dated February 1, 1993, for MFS Pennsylvania Municipal Bond Fund. (3)

               (i) Investment Advisory Agreement, dated September 1, 1993, for MFS California Municipal Bond Fund. (3)

               (j) Investment Advisory Agreement, dated September 1, 1993, for the MFS Municipal Income Fund. (3)

               (k) Investment Advisory Agreement, dated July 30, 1999, for the MFS New York High Income Tax Free Fund. (12)

               (l) Investment Advisory Agreement, dated July 30, 1999, for the MFS Massachusetts High Income Tax Free Fund. (12)

            5  (a)   Amended and Restated Distribution Agreement for the MFS
                     Municipal Series Trust, dated January 1, 1995. (1)


               (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (15)


            6 Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (7)
---------------------------
*No longer in existence

           7 Master Custodian Agreement with State Street Bank and Trust Company, dated July 2, 2001. (16)


           8   (a)   Shareholder Servicing Agent Agreement, dated
                     August 1, 1985.  (3)

               (b) Amendment to Shareholder Servicing Agent Agreement, dated April 1, 1999. (11)

               (c)   Exchange Privilege Agreement, dated July 30, 1997. (3)

               (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (9)


               (e) Exhibit A, as revised June 26, 2001, to the Amended and Restated Master Administrative Services Agreement; filed herewith.

               (f) Dividend Disbursing Agency Agreement, dated February 1, 1986. (3)


           9   (a)   Opinion and Consent of Counsel, dated June 30, 1998.  (10)


               (b)   Legal Opinion Consent, dated July 25, 2001; filed herewith.

          10         Consent of Deloitte & Touche LLP; filed herewith.


          11         Not Applicable.

          12         Not Applicable.

          13   (a)   Amended and Restated Master Distribution Plan pursuant to
                     Rule 12b-1 under the Investment Company Act of 1940
                     effective December 8, 1999. (8)


               (b) Exhibits as revised October 11, 2000, to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. (13)


          14         Not Applicable.


          15   (a)   Plan pursuant to Rule 18f-3(d) under the Investment Company
                     Act of 1940 amended and restated July 30, 1998. (5)

               (b) Exhibits as revised December 20, 2000 to the Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (14).


          16 Code of Ethics for the fund pursuant to Rule 17j-1 under the Investment Company Act of 1940. (4)


               Power of Attorney, dated August 9, 2000.  (13)

-------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on May 31, 1995.
(3) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.
(4) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(5) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 21 filed with the SEC via EDGAR on April 28, 2000.
(6) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 81-2031) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on November 29, 1999.
(7) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
(8) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 15 filed with the SEC via EDGAR on February 28, 2000
(9) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on July 20, 1998.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed with the SEC via EDGAR on May 14, 1999.
(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 28, 2000.


(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the SEC via EDGAR on October 12, 2000.
(14) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on March 30, 2001.
(15) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Not applicable.

ITEM 25.   INDEMNIFICATION

           Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 26 to its Registration Statement; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

           The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


           MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund); MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund); MFS Series Trust X (which has 19 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Investors Trust, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund, MFS New Endeavor Fund, MFS Multi Cap Growth Fund, MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, MFS Global Financial Services Fund, MFS International ADR Fund, MFS Global Conservative Equity Fund, MFS International Core Equity Fund and MFS Global Health Sciences Fund); MFS Series Trust XI (which has three series: MFS Union Standard Equity Fund, Vertex Contrarian Fund and Vertex Income Fund); and MFS Municipal Series Trust (which has 18 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

           MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has 10 series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

           In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

           Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

           The Directors of MFS are Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald
A. Stewart, James Prieur and William W. Stinson. Jeffrey L. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President, Mr. Arnold Scott is a Senior Executive Vice President, Mr. William Scott is Vice Chairman, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Investment Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

           MASSACHUSETTS INVESTORS TRUST
           MASSACHUSETTS INVESTORS GROWTH STOCK FUND
           MFS GROWTH OPPORTUNITIES FUND
           MFS GOVERNMENT SECURITIES FUND
           MFS GOVERNMENT LIMITED MATURITY FUND
           MFS SERIES TRUST I MFS SERIES TRUST II MFS SERIES TRUST III MFS SERIES TRUST IV MFS SERIES TRUST V MFS SERIES TRUST VI MFS SERIES TRUST VII MFS SERIES TRUST VIII MFS SERIES TRUST IX MFS SERIES TRUST X MFS SERIES TRUST XI MFS MUNICIPAL SERIES TRUST MFS VARIABLE INSURANCE TRUST MFS INSTITUTIONAL TRUST MFS MUNICIPAL INCOME TRUST MFS MULTIMARKET INCOME TRUST
           MFS GOVERNMENT MARKETS INCOME TRUST
           MFS INTERMEDIATE INCOME TRUST
           MFS CHARTER INCOME TRUST
           MFS SPECIAL VALUE TRUST

           Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, a Senior Vice President of MFS, is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

           MFS/SUN LIFE SERIES TRUST

           C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, S Stephen E. Cavan is the Secretary and Clerk, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

           MONEY MARKET VARIABLE ACCOUNT
           HIGH YIELD VARIABLE ACCOUNT
           CAPITAL APPRECIATION VARIABLE ACCOUNT
           GOVERNMENT SECURITIES VARIABLE ACCOUNT
           TOTAL RETURN VARIABLE ACCOUNT
           GLOBAL GOVERNMENTS VARIABLE ACCOUNT
           MANAGED SECTORS VARIABLE ACCOUNT

           C. James Prieur is the President, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

           MIL FUNDS
           MFS MERIDIAN FUNDS

           Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, and James
R. Bordewick, Jr. is the Assistant Secretary.

           VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

           Jeffrey L. Shames is a Director and the President, Arnold D. Scott is a Director, Kevin R. Parke is Executive Vice President and Chief Equity Officer, John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

           MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999):
U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

           Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Secretary, Robert T. Burns is an Assistant Secretary, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

           MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

           Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert
T. Burns is the Assistant Secretary.

           MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

           Jeffrey L. Shames is President and Advisory Board Member and Stephen
E. Cavan is an Advisory Board Member.

           MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

           Thomas J. Cashman, Jr. is President and a Director, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

           MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

           Jeffrey L. Shames is Chairman, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

           MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

           Arnold D. Scott is a Director, Jeffrey L. Shames is Chairman, Joseph
W. Dello Russo is a Director and the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

           MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

           Thomas J. Cashman, Jr. is Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Kevin R. Parke is an Executive Vice President and Managing Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

           MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

           Jeffrey L. Shames is the Chairman, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

           MFS INVESTMENT MANAGEMENT K.K. ("MIMCO"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

           Jeffrey L. Shames and Arnold D. Scott are Directors.

           MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

           Stephen E. Cavan and Joseph W. Dello Russo are Directors. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk.

           MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

           Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

           MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

           Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

           MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

           Jeffrey L. Shames, Thomas J. Cashman, Jr. and Donald A. Stewart are Directors.

           SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

           John W. Ballen is a Director and the Chairman, Kevin R. Parke is Chief Executive Officer and President, Joseph W. Dello Russo is a Director and the Treasurer; Jeffrey L. Shames, Donald A. Stewart and C. James Prieur are Directors and Robert T. Burns is Secretary.

           NEW ENGLAND STREAMING MEDIA, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

           Jeffrey L. Shames, John W. Ballen and Joseph W. Dello Russo are Directors.

           In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

           Donald A. Stewart   Chairman, Sun Life Assurance Company of Canada,
                                  Sun Life Centre, 150 King Street West,
                                  Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

           C. James Prieur    President and a Director, Sun Life Assurance
                                  Company of Canada, Sun Life Centre, 150 King
                                  Street West, Toronto, Ontario, Canada (Mr.
                                  Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                  Life)

           William W. Stinson  Director, Sun Life Assurance Company of Canada,
                                  Sun Life Centre, 150 King Street West,
                                  Toronto, Ontario, Canada; Director, United
                                  Dominion Industries Limited, Charlotte, N.C.; Director, PanCanadian Petroleum Limited, Calgary, Alberta; Director, LWT Services, Inc., Calgary Alberta; Director, Western Star Trucks, Inc., Kelowna, British Columbia; Director, Westshore Terminals Income Fund, Vancouver, British Columbia; Director (until 4/99), Canadian Pacific Ltd., Calgary, Alberta


ITEM 27.   DISTRIBUTORS

           (a) Reference is hereby made to Item 26 above.

           (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

           (c) Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

           The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                         NAME                           ADDRESS
                         ----                           -------
           Massachusetts Financial Services       500 Boylston Street
             Company (investment adviser)         Boston, MA  02116

           MFS Fund Distributors, Inc.            500 Boylston Street
             (principal underwriter)              Boston, MA  02116

           State Street Bank and                  State Street South
             Trust Company (custodian)            5 - West
                                                  North Quincy, MA  02171

           MFS Service Center, Inc.               2 Avenue de Lafayette
             (transfer agent)                     Boston, MA  02111-1738

ITEM 29.   MANAGEMENT SERVICES

           Not applicable.

ITEM 30.   UNDERTAKINGS

           Not applicable.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of July, 2001.

                               MFS MUNICIPAL SERIES TRUST


                               By:      JAMES R. BORDEWICK, JR.
                                        ---------------------------------------
                               Name:    James R. Bordewick, Jr.
                               Title:   Assistant Secretary and Assistant Clerk

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 25, 2001.

             SIGNATURE                     TITLE
             ---------                     -----

JEFFREY L. SHAMES*                 Chairman, President (Principal
-------------------------           Executive Officer) and Trustee
Jeffrey L. Shames


JAMES O. YOST*                     Treasurer (Principal Financial
--------------------------           Officer and Principal Accounting
James O. Yost                        Officer)


MARSHALL N. COHAN*                 Trustee
-------------------------
Marshall N. Cohan


LAWRENCE H. COHN*                  Trustee
-------------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS*              Trustee
-------------------------
Sir J. David Gibbons


ABBY M. O'NEILL*                   Trustee
--------------------------
Abby M. O'Neill


WALTER E. ROBB, III*               Trustee
-------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*                   Trustee
--------------------------
Arnold D. Scott


J. DALE SHERRATT*                  Trustee
--------------------------
J. Dale Sherratt


WARD SMITH*                        Trustee
--------------------------
Ward Smith


                                   *By:      JAMES R. BORDEWICK, JR.
                                             ---------------------------------
                                   Name:     James R. Bordewick, Jr.,
                                              as Attorney-in-fact

                                   Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated August 9, 2000, incorporated by reference to the Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission via EDGAR on October 12, 2000.

                                INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBIT                  PAGE NO.

       1     (c) Certification of Amendment to Declaration of Trust,
                  dated October 12, 2000 - Establishment and
                  Designation of Class.

       8     (e) Exhibit A, as revised June 26, 2001, to the Amended
                  and Restated Master Administrative Services Agreement.

       9     (b) Legal Opinion Consent, dated July 25, 2001.

      10         Consent of Deloitte & Touche LLP.